                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.        )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
  |_| Preliminary Proxy Statement              |_| Confidential, For Use of the
  |X| Definitive Proxy Statement                   Commission Only (as permitted
  |_| Definitive Additional Materials              by Rule 14a-6(e)(2))
  |_| Soliciting Material Under Rule 14a-12

                          Prudential 20/20 Focus Fund
                         Prudential Index Series Funds
                          Prudential Tax-Managed Funds
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   |X| No fee required.
   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------

   (2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------

   (4) Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------

   (5) Total fee paid:
-------------------------------------------------------------------------------

   |_| Fee paid previously with preliminary materials:

-------------------------------------------------------------------------------

   |_| Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

-------------------------------------------------------------------------------

   (2) Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------------

   (3) Filing Party:

-------------------------------------------------------------------------------

     (4) Date Filed:

-------------------------------------------------------------------------------

                            PRUDENTIAL MUTUAL FUNDS
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------


                           IMPORTANT PROXY MATERIALS
                                PLEASE VOTE NOW!
                                DECEMBER 8, 2000


                            ------------------------

Dear Shareholder:

    I am inviting you to vote on several proposals relating to the management and operation of your Fund. A shareholder meeting of your Fund and certain other Funds within the Prudential Mutual Fund complex is scheduled for January 17, 2001. This package contains information about the proposals and includes materials you will need to vote.

    The Boards of Directors of the Funds have reviewed the proposals and have recommended that the proposals be presented to you for consideration. Although the Directors have determined that the proposals are in your best interest, the final decision is yours.

    Shareholders of several Funds are being asked to approve many of the same proposals, so in order to save money for your Fund, one proxy statement has been prepared for these Funds. To help you understand the proposals, we are including a section that answers commonly asked questions. The accompanying proxy statement includes a detailed description about each of the proposals relating to your Fund.

    Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

    - BY MAIL. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

    - BY INTERNET. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site.


    - BY TELEPHONE. If your Fund shares are held in your own name, call 1-800-690-6903 toll free. If your Fund shares are held on your behalf in a brokerage account with Prudential Securities Incorporated or another broker, call 1-800-454-8683 toll free. Enter your 12-digit control number from your proxy card. Follow the simple instructions.


    If you have any questions before you vote, please call us at 1-800-225-1852. We're glad to help you understand the proposals and assist you in voting. Thank you for your participation.


                                          Sincerely,
                                          David R. Odenath, Jr.
                                          PRESIDENT

          IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE
                                   PROPOSALS

    Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q.  WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?


A.  The purpose of the proxy is to ask you to vote on six primary issues:


    - to elect 13 Board members,

    - for most Funds, to approve a new subadvisory agreement,

    - to permit the Fund's manager to enter into or make material changes to your Fund's subadvisory agreement without shareholder approval,

    - to amend the management agreement to permit the Fund's manager to allocate assets among subadvisers,


    - to approve changes to your Fund's fundamental investment restrictions, and



    - to ratify the selection of your Fund's independent accountants for the current year.


Q.  WHY AM I RECEIVING PROXY INFORMATION ON FUNDS THAT I DO NOT OWN?

A. Shareholders of several Funds are being asked to approve many of the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, in order to save money for your Fund, one proxy statement has been prepared.

Q.  WHY AM I RECEIVING MORE THAN ONE PROXY STATEMENT OR MORE THAN ONE
    MAILING?


A. You will receive a separate proxy statement for each Fund that you own. Also, if you hold shares in more than one account--for example, in an individual account and in an IRA--you will receive multiple proxy statements. Each proxy card should be voted and returned.


Q.  ARE YOU RECOMMENDING A NEW BOARD FOR THE FUNDS?

A. No, except for Prudential Natural Resources Fund, Inc. The other Fund Boards nominated the thirteen individuals who currently serve on the existing Boards. Ten of the individual Board nominees are independent of Prudential.

Q.  WILL THE PROPOSED CHANGES RESULT IN HIGHER MANAGEMENT FEES?


A. No. The rate of the management fees charged to each Fund will remain the same.



Q.  WILL THE PROPOSED CHANGES RESULT IN HIGHER DIRECTORS' FEES?



A. We do not expect the aggregate Directors' fees to be higher than they are now.



Q. WHAT ARE "FUNDAMENTAL" INVESTMENT RESTRICTIONS, AND WHY ARE THEY PROPOSED TO BE CHANGED?


A. "Fundamental" investment restrictions are limitations placed on a Fund's investment policies that can be changed only by a shareholder vote--even if the changes are minor. The law requires certain investment policies to be designated as fundamental. Each Fund adopted a number of fundamental investment restrictions, and some of those fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Others reflect regulatory requirements that, while still in effect, do not need to be classified as fundamental restrictions.

    The Boards believe that certain fundamental investment restrictions that are not legally required should be eliminated. The Boards also believe that other fundamental restrictions should be modernized and made more uniform. The reason for these changes is to provide greater investment flexibility for the Funds.

Q. DO THE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS MEAN THAT MY FUND'S INVESTMENT OBJECTIVE IS BEING CHANGED?

A. No. The only Fund with a proposed change of investment objective is Prudential Jennison Equity Opportunity Fund, a series of The Prudential Investment Portfolios, Inc. That Fund's Board recommends removing the income component of the Fund's investment objective.

Q. WHAT WILL BE THE EFFECT OF THE PROPOSED CHANGES TO MY FUND'S FUNDAMENTAL RESTRICTIONS?


A. The Board does not believe that the proposed changes to fundamental investment restrictions will result in a major restructuring of any Fund's investment portfolio. The changes will allow each applicable Fund greater flexibility to respond to investment opportunities. By making certain investment policies and restrictions non-fundamental, the Board may make changes in the future that it considers desirable without the necessity of a shareholder vote and the related additional expenses. A shareholder vote is not necessary for changes to non-fundamental investment policies or restrictions.


Q.  HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?


A.  We need a plurality, or a majority of the votes cast, to approve
    Proposals No. 1 and 7. For Proposals No. 2, 3, 4, 5 and 6, we need the affirmative vote of a majority of each Fund's outstanding voting securities, as defined by the Investment Company Act of 1940.



Q. WHAT IF WE DO NOT HAVE ENOUGH VOTES TO MAKE THIS DECISION BY THE SCHEDULED SHAREHOLDER MEETING DATE?



A. If we do not receive sufficient votes to hold the meeting, we or Georgeson Shareholder Communications Inc., a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposals by the time of the shareholder meeting at 10 a.m. on January 17, 2001, the meeting may be adjourned to permit further solicitation of proxy votes.


Q.  HAS EACH FUND'S BOARD APPROVED THE PROPOSALS?

A. Yes. Your Fund's Board has approved the proposals and recommends that you vote to approve them.

Q.  HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a shareholder, you are entitled to one vote for each share you own of your Fund on the record date. The record date is November 3, 2000.

Q.  HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Prudential at (800) 225-1852.


    You may also vote via the Internet. To do so, have your proxy card available and go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card and follow the instructions found on the web site.



    Finally, you can vote by telephone. If your Fund shares are held in your own name, call 1-800-690-6903 toll free. If your Fund shares are held on your behalf in a brokerage account with Prudential Securities Incorporated or another broker, call 1-800-454-8683 toll free. Enter your 12-digit control number from your proxy card and follow the simple instructions given.

Q.  HOW DO I SIGN THE PROXY CARD?

A. INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

    JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

The attached proxy statement contains more detailed information about each of the proposals relating to your Fund. Please read it carefully.

                          PRUDENTIAL 20/20 FOCUS FUND
            PRUDENTIAL INDEX SERIES FUND-PRUDENTIAL STOCK INDEX FUND
                    PRUDENTIAL NATURAL RESOURCES FUND, INC.
        PRUDENTIAL SECTOR FUNDS, INC.-PRUDENTIAL FINANCIAL SERVICES FUND
         PRUDENTIAL SECTOR FUNDS, INC.-PRUDENTIAL HEALTH SCIENCES FUND
            PRUDENTIAL SECTOR FUNDS, INC.-PRUDENTIAL TECHNOLOGY FUND
             PRUDENTIAL SECTOR FUNDS, INC.-PRUDENTIAL UTILITY FUND
                      PRUDENTIAL SMALL COMPANY FUND, INC.
        PRUDENTIAL TAX-MANAGED FUNDS-PRUDENTIAL TAX-MANAGED EQUITY FUND
                  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.
                   PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.
   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.-PRUDENTIAL ACTIVE BALANCED FUND
         THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.-PRUDENTIAL JENNISON
                            EQUITY OPPORTUNITY FUND
   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.-PRUDENTIAL JENNISON GROWTH FUND


                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                            ------------------------


                                   NOTICE OF
               JOINT SPECIAL AND ANNUAL MEETINGS OF SHAREHOLDERS
                                 TO BE HELD ON
                                JANUARY 17, 2001


                            ------------------------

TO OUR SHAREHOLDERS:

    Joint meetings of the shareholders of each of the above-listed Funds (each, a Meeting) will be held at the offices of Prudential Investments Fund Management LLC (PIFM), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey on January 17, 2001 at 10 a.m., Eastern time. The purpose of the Meetings is to consider and act upon the following proposals:

    1.  For each Fund, to elect thirteen Directors or Trustees.


    2. For Prudential 20/20 Focus Fund, Prudential Natural Resources Fund, Inc., Prudential Sector Funds, Inc.-Prudential Financial Services Fund, -Prudential Technology Fund, and -Prudential Utility Fund, Prudential Small Company Fund, Inc. and Prudential U.S. Emerging Growth Fund, Inc., to approve a new subadvisory agreement between PIFM and Jennison Associates LLC.


    3. For each Fund, to permit PIFM to enter into or make material changes to subadvisory agreements without shareholder approval.

    4. For each Fund, to approve an amendment to the Management Agreement to permit PIFM to allocate assets among affiliated and unaffiliated subadvisers.


    5. For each Fund, to approve changes to certain of the Fund's fundamental investment restrictions or policies, relating to the following:


       (a) fund diversification

       (b) issuing senior securities, borrowing money or pledging assets

       (c) buying and selling real estate

       (d) buying and selling commodities and commodity contracts

       (e) fund concentration

       (f) engaging in underwriting

       (g) making loans

       (h) other investment restrictions

    6. For Prudential Jennison Equity Opportunity Fund, to amend its investment objective.

    7. For each Fund, to ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund's current fiscal year.


    For Prudential Natural Resources Fund, Inc., Prudential Sector Funds, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Managed Small-Cap Fund, Inc., Prudential U.S. Emerging Growth Fund, Inc. and The Prudential Investment Portfolios, Inc., the Meetings will be the Funds' annual meetings. For Prudential 20/20 Focus Fund, Prudential Index Series Fund and Prudential Tax-Managed Funds, the Meetings will be special meetings.


    You are entitled to vote at the Meeting, and at any adjournments thereof, of each Fund in which you owned shares at the close of business on November 3, 2000. If you attend a Meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.


                                          By order of the Boards,
                                          Marguerite E. H. Morrison
                                          SECRETARY



Dated: December 8, 2000



PROXY CARDS FOR YOUR FUND ARE ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU CAN ALSO VOTE YOUR SHARES THROUGH THE INTERNET OR BY TELEPHONE USING THE 12-DIGIT "CONTROL" NUMBER THAT APPEARS ON THE ENCLOSED PROXY CARD AND FOLLOWING THE SIMPLE INSTRUCTIONS. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES AND "FOR" EACH PROPOSAL.

                          PRUDENTIAL 20/20 FOCUS FUND
            PRUDENTIAL INDEX SERIES FUND-PRUDENTIAL STOCK INDEX FUND
                    PRUDENTIAL NATURAL RESOURCES FUND, INC.
        PRUDENTIAL SECTOR FUNDS, INC.-PRUDENTIAL FINANCIAL SERVICES FUND
         PRUDENTIAL SECTOR FUNDS, INC.-PRUDENTIAL HEALTH SCIENCES FUND
            PRUDENTIAL SECTOR FUNDS, INC.-PRUDENTIAL TECHNOLOGY FUND
             PRUDENTIAL SECTOR FUNDS, INC.-PRUDENTIAL UTILITY FUND
                      PRUDENTIAL SMALL COMPANY FUND, INC.
        PRUDENTIAL TAX-MANAGED FUNDS-PRUDENTIAL TAX-MANAGED EQUITY FUND
                  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.
                   PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.
   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.-PRUDENTIAL ACTIVE BALANCED FUND
         THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.-PRUDENTIAL JENNISON
                            EQUITY OPPORTUNITY FUND
   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.-PRUDENTIAL JENNISON GROWTH FUND

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                            ------------------------

                                PROXY STATEMENT
               JOINT SPECIAL AND ANNUAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 17, 2001

                            ------------------------


    This proxy statement is being furnished to holders of shares of each of the above-listed investment companies (Funds) in connection with the solicitation by their respective Boards of proxies to be used at joint meetings (Meetings) of shareholders to be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on January 17, 2001, at 10:00 a.m., Eastern time, or any adjournment or adjournments thereof. For Prudential Natural Resources Fund, Inc., Prudential Sector Funds, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Managed Small-Cap Fund, Inc., Prudential U.S. Emerging Growth Fund, Inc. and The Prudential Investment Portfolios, Inc., the Meetings will be annual meetings. For Prudential 20/20 Focus Fund, Prudential Index Series Fund and Prudential Tax-Managed Funds, the Meetings will be special meetings. This proxy statement is being first mailed to shareholders on or about December 11, 2000.



    Each Fund is a registered, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act), or series thereof, and is organized as a Maryland corporation, except for Prudential 20/20 Focus Fund, Prudential Index Series Fund and Prudential Tax-Managed Funds, which are organized as Delaware business trusts. Each Fund's shares of common stock, in the case of Maryland corporations, or shares of beneficial interest, in the case of Delaware business trusts, are referred to as "Shares," and the holders of the Shares are "Shareholders," each Fund's board of directors or trustees is referred to as a "Board," and the directors or trustees are "Board Members" or "Directors" or "Trustees," as the case may be (collectively referred to as Directors). A listing of the formal name for each Fund, the abbreviated name for each Fund that is used in this proxy statement and the proposals applicable to each Fund are set forth below.


                                                                                    PROPOSALS
                                                                 ABBREVIATED       APPLICABLE
FUND NAME                                                            NAME            TO FUND
---------                                                     ------------------   -----------
Prudential 20/20 Focus Fund.................................  20/20 Focus          1,2,3,4,5,7
Prudential Index Series Fund-
  Prudential Stock Index Fund...............................  Stock Index          1,3,4,5,7
Prudential Natural Resources Fund, Inc......................  Natural Resources    1,2,3,4,5,7
Prudential Sector Funds, Inc.-
  Prudential Financial Services Fund........................  Financial Services   1,2,3,4,5,7
Prudential Sector Funds, Inc.-
  Prudential Health Sciences Fund...........................  Health Sciences      1,3,4,5,7
Prudential Sector Funds, Inc.-
  Prudential Technology Fund................................  Technology           1,2,3,4,5,7
Prudential Sector Funds, Inc.-
  Prudential Utility Fund...................................  Utility              1,2,3,4,5,7
Prudential Small Company Fund, Inc..........................  Small Company        1,2,3,4,5,7
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund........................  Tax Equity           1,3,4,5,7
Prudential Tax-Managed Small-Cap Fund, Inc..................  Tax Small-Cap        1,3,4,5,7
Prudential U.S. Emerging Growth Fund, Inc...................  Emerging Growth      1,2,3,4,5,7
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund...........................  Active Balanced      1,3,4,5,7
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund...............  Equity Opportunity   1,3,4,5,6,7
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund...........................  Growth               1,3,4,5,7


    Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the Funds' Manager under a management agreement with each Fund (the Management Agreement). Investment advisory services have been provided to each Fund (except the Equity Opportunity and Growth Funds) by PIFM through its affiliate, The Prudential Investment Corporation (PIC), Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, under a Subadvisory Agreement. Investment advisory services have been provided to the 20/20 Focus and Health Sciences Funds (as to approximately half of their assets), Equity Opportunity and Growth Funds by PIFM through its affiliate, Jennison Associates LLC (Jennison), 466 Lexington Avenue, New York, New York 10017, under a Subadvisory Agreement. PIFM, PIC and Jennison are subsidiaries of The Prudential Insurance Company of America (Prudential) and are part of Prudential Asset Management Holding Company. Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the distributor of the Funds' shares. The Funds' transfer agent is Prudential Mutual Fund Services LLC
(PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830. As of October 31, 2000, PIFM served as the manager to 48 open-end investment companies and as manager or administrator to 21 closed-end investment companies with aggregate assets of more than $74.7 billion. Each Fund has a Board of Directors which, in addition to overseeing the actions of the Fund's Manager and Subadviser (PIC or Jennison), decides upon matters of general policy.

                               VOTING INFORMATION


    The presence, in person or by proxy, of a majority (for Prudential Sector Funds, Inc. and Prudential Small Company Fund, Inc.), 40% (for Prudential 20/20 Focus Fund, Prudential Index Series Fund and Prudential Tax-Managed Funds) or 1/3 (for Prudential Natural Resources Fund, Inc., Prudential Tax-Managed Small-Cap Fund, Inc., Prudential U.S. Emerging Growth Fund, Inc. and The Prudential Investment Portfolios, Inc.) of the Shares of the Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meetings.



    If a quorum is not present at a Meeting, or if a quorum is present at that Meeting but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any Proposal in favor of the adjournment and will vote those proxies required to be voted AGAINST any Proposal against the adjournment. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.


    If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the Shares represented thereby, with respect to matters to be determined by a majority or plurality of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the affirmative vote of a specified percentage of the total Shares outstanding, an abstention or broker non-vote will be considered present for purposes of determining a quorum but will have the effect of a vote against such matters. Accordingly, abstentions and broker non-votes will have no effect on Proposals No. 1 and 7, for which the required vote is a plurality or majority of the votes cast, but effectively will be a vote against adjournment and against the other Proposals, which require approval of a majority of the outstanding voting securities under the 1940 Act.


    The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon, if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Shares will be voted FOR the nominees named herein for the Board of the Fund to which the proxy card relates and FOR the remaining Proposals described in this proxy statement and referenced on the proxy card. If any nominee for the Fund Boards should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as management may recommend. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective your revocation must be received by the Fund prior to the related Meeting and must indicate your name and account number. In addition, if you attend a Meeting in person you may, if you wish, vote by ballot at that Meeting, thereby canceling any proxy previously given.

    The close of business on November 3, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meetings. Information as to the number of outstanding Shares for each Fund as of the record date is set forth below:


                                    NUMBER OF      NUMBER OF     NUMBER OF     NUMBER OF       TOTAL
                                     CLASS A        CLASS B       CLASS C       CLASS Z        NUMBER
                                      SHARES        SHARES        SHARES        SHARES       OF SHARES
FUND                               OUTSTANDING    OUTSTANDING   OUTSTANDING   OUTSTANDING   OUTSTANDING
----                               ------------   -----------   -----------   -----------   ------------
20/20 Focus......................    20,668,391    52,713,110    10,663,108     4,141,165     88,185,774
Active Balanced..................     1,414,770     1,401,333       217,053    10,544,828     13,577,984
Emerging Growth..................    73,327,648    95,318,348    12,785,600   119,468,232    300,899,828
Equity Opportunity...............     4,663,918     7,526,286       950,647     1,439,250     14,580,101
Financial Services...............     2,572,539     6,971,061     3,654,034       864,652     14,062,286
Growth...........................    11,169,188    17,093,901     3,346,307     2,983,638     34,593,034
Health Sciences..................     4,707,370    12,032,735     5,101,189     1,623,436     23,464,730
Natural Resources................     2,029,954     2,764,670       194,142       294,773      5,283,539
Small Company....................    20,038,963    15,031,514     1,497,292     6,913,154     43,480,923
Stock Index......................       945,255     2,343,359     1,120,069    31,197,315     35,605,998
Tax Equity.......................     7,455,891    17,544,612    10,729,214     1,479,912     37,209,629
Tax Small-Cap....................     2,481,865     6,489,738       798,648       116,350      9,886,601
Technology.......................     9,301,129    19,910,293     7,221,299     1,406,406     37,839,127
Utility..........................   251,615,978    66,679,459     2,525,316     4,763,084    325,583,837



    None of the Proposals require separate voting by class. Proposals No. 1 and 7 require approval by a majority or a plurality of shareholders of all series of a Fund voting together. Each Share of each class is entitled to one vote. To the knowledge of management, the executive officers and Board Members of each Fund, as a group, owned less than 1% of the outstanding Shares of each Fund as of November 3, 2000. A listing of persons who owned beneficially 5% or more of the Shares of any Fund as of November 3, 2000 is contained in Exhibit A.



    COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS OF ANY FUND MAY OBTAIN WITHOUT CHARGE ADDITIONAL COPIES OF THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE FUND AT GATEWAY CENTER THREE, 100 MULBERRY STREET, 4TH FLOOR, NEWARK, NEW JERSEY 07102, OR BY CALLING 1-800-225-1852 (TOLL FREE).


    Each full Share of each Fund outstanding is entitled to one vote, and each fractional Share of each Fund outstanding is entitled to a proportionate share of one vote, with respect to each matter to be voted upon by the shareholders of that Fund. Information about the vote necessary with respect to each Proposal is discussed below in connection with the Proposal.


                         TO ELECT DIRECTORS OR TRUSTEES
                                 PROPOSAL NO. 1


THIS PROPOSAL APPLIES TO ALL OF THE FUNDS.


    DISCUSSION. The Board of each Fund has nominated the 13 individuals identified below for election to each Fund's Board. Under Proposal No. 1, shareholders of each Fund are being asked to vote on these nominees. Pertinent information about each nominee is set forth in the listing below and in Exhibits B through E hereto. Each of the nominees has indicated a willingness to serve if elected. Except as to Natural Resources, all of the nominees are currently Directors; Messrs. Fenster, McCorkindale, McDonald, Mooney, Munn, Redeker and Weil are not currently Directors of Natural Resources. All of the Directors have previously been elected by shareholders of the other Funds, except for Ms. Rice and Messrs. Fenster, McDonald and Odenath. If elected, each nominee will hold office until the earlier to occur of (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with the Fund's retirement policy. Each Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.



    Currently, each Board Member who is not affiliated with the Manager, a Subadviser or the Distributor (an Independent Board Member or Independent Directors, as applicable) is paid annual fees as set forth below for his or her service on the Board of each Fund. Directors' fees are allocated among all of the Funds in a "cluster" (here, the equity funds) based on their proportionate net assets. In addition, an Independent Board Member who serves on the Executive Committee is paid by the Funds in the cluster an annual aggregate fee of $8,000 and an Independent Board Member who chairs the Audit or Nominating Committee is paid by those Funds an annual aggregate fee of $2,000 per Committee. Board Members affiliated with PIFM or its affiliates will continue to receive no compensation from any Fund. Board Members will continue to be reimbursed for any expenses incurred in attending meetings and for other incidental expenses. Board fees are reviewed periodically by each Fund's Board.



    The following table sets forth information relating to the compensation paid to Board Members (i) specifically by each Fund during the Fund's last fiscal year and (ii) in the aggregate for all funds in the Prudential Mutual Fund Complex for the calendar year ended December 31, 1999:


                               COMPENSATION TABLE
                       AGGREGATE COMPENSATION FROM FUNDS


                                                                                                 TAX
BOARD MEMBERS AND           STOCK     INVESTMENT    NATURAL      SMALL                TAX       SMALL-    EMERGING     20/20
NOMINEES                    INDEX     PORTFOLIOS   RESOURCES    COMPANY    SECTOR    EQUITY      CAP       GROWTH      FOCUS
-----------------          --------   ----------   ---------   ---------   ------   --------   --------   ---------   --------
Beach, Edward D.*........   $1,225     $ 3,225      $  650      $  425     $6,500    $1,550     $1,050     $1,850      $2,150
Fenster, Saul K..........   $  375     $ 1,117      $    0      $    0     $    0    $  150     $  108     $  192      $    0
Gold, Delayne D..........   $6,600     $12,575      $1,800      $1,825     $6,500    $1,550     $1,050     $1,850      $2,150
Gunia, Robert F.(1)......   $    0     $     0      $    0      $    0     $    0    $    0     $    0     $    0      $    0
McCorkindale,
  Douglas H.(3)..........   $6,600     $12,575      $    0      $1,825     $6,500    $1,550     $1,050     $1,850      $2,150
McDonald, Jr., W.
  Scott..................   $  375     $ 1,117      $    0      $    0     $    0    $  150     $  108     $  192      $    0
Mooney, Thomas T.(3).....   $6,600     $12,575      $    0      $1,825     $6,500    $1,550     $1,050     $1,850      $2,150
Munn, Stephen P..........   $7,050     $13,575      $    0      $1,925     $6,700    $1,650     $1,125     $2,025      $2,200
Odenath, Jr.,
  David R.(1)............   $    0     $     0      $    0      $    0     $    0    $    0     $    0     $    0      $    0
Redeker, Richard A.......   $6,600     $12,575      $    0      $1,825     $6,500    $1,550     $1,050     $1,850      $2,150
Rice, Judy A.(1).........   $    0     $     0      $    0      $    0     $    0    $    0     $    0     $    0      $    0
Smith, Robin B.(3).......   $6,600     $12,575      $1,825      $1,825     $6,500    $1,550     $1,050     $1,850      $2,150
Weil, III, Louis A.......   $6,600     $12,575      $    0      $1,825     $6,500    $1,550     $1,050     $1,850      $2,150
Whitehead, Clay T........   $7,600     $14,500      $1,800      $2,100     $6,900    $1,800     $1,200     $2,100      $2,250

                             TOTAL 1999
                            COMPENSATION
                            PAID TO BOARD
                            MEMBERS FROM
BOARD MEMBERS AND          FUNDS AND FUND
NOMINEES                     COMPLEX (2)
-----------------          ---------------
Beach, Edward D.*........  $142,500 (43/70)+
Fenster, Saul K..........  $ 35,000  (5/21)+
Gold, Delayne D..........  $144,500 (43/70)+
Gunia, Robert F.(1)......  $             0
McCorkindale,
  Douglas H.(3)..........  $ 80,000 (24/49)+
McDonald, Jr., W.
  Scott..................  $ 35,000  (5/21)+
Mooney, Thomas T.(3).....  $129,500 (35/75)+
Munn, Stephen P..........  $ 62,250 (19/53)+
Odenath, Jr.,
  David R.(1)............  $             0
Redeker, Richard A.......  $ 95,000 (29/53)+
Rice, Judy A.(1).........  $             0
Smith, Robin B.(3).......  $ 96,000 (32/44)+
Weil, III, Louis A.......  $ 96,000 (29/53)+
Whitehead, Clay T........  $ 77,000 (38/66)+


------------------------------

*   Indicates Board Member who has since retired.

+ Indicates number of funds/portfolios in Fund Complex (including the Funds) to which aggregate compensation relates.


(1) Robert F. Gunia, David R. Odenath, Jr. and Judy A. Rice, who are "interested" Board Members, do not receive compensation from the Funds or Fund Complex. All other Board Members listed above are deemed to be independent Board Members.


(2) No fund within the Fund Complex has a bonus, pension, profit sharing or retirement plan.


(3) Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1999, includes amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to approximately $97,915 for Douglas H. McCorkindale, $135,101 for Thomas T. Mooney and $156,477 for Robin B. Smith.

    Board Members may elect to receive their fees pursuant to a deferred fee agreement with each Fund. Under the terms of the agreement, the Fund accrues daily the amount of the Board Member's fee in installments that accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an exemptive order of the Securities and Exchange Commission (SEC), at the daily rate of return of any Fund within the Fund Complex regardless of whether the Director serves on the Board of that Fund. Payment of the accrued interest also is deferred and accruals become payable at the option of the Board Member. A Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.



    The nominees for election as Board Members, their ages and a description of their principal occupations are listed below. The business address of the Directors and officers is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077, Attention: Lesley L. Mann. Further information about the current Board Members is set forth in Exhibits B through E. A table indicating each Director's ownership of Fund Shares is attached as Exhibit C.



NOMINEE (AGE)                                       PRINCIPAL OCCUPATION*
-------------                     ----------------------------------------------------------
Saul K. Fenster (67)............  President, New Jersey Institute of Technology;
                                  Commissioner of the Middle States Association, Commission
                                  on Higher Education; Member of the New Jersey Commission
                                  on Science and Technology; formerly director or trustee of the New Jersey State Chamber of Commerce, Society of
                                  Manufacturing Engineering Education Foundation, the
                                  Research and Development Council of New Jersey, Prosperity
                                  New Jersey, Inc., the Edison Partnership, National Action
                                  Council for Minorities in Engineering, and IDT
                                  Corporation.

Delayne D. Gold (63)............  Marketing and Management Consultant.

Robert F. Gunia** (53)..........  Executive Vice President and Chief Administrative Officer
                                  (since June 1999) of Prudential Investments, a business
                                  unit of Prudential; Executive Vice President and Treasurer
                                  (since December 1996) of PIFM; President (since April
                                  1999) of PIMS; Corporate Vice President (since September
                                  1997) of The Prudential Insurance Company of America
                                  (Prudential); formerly Senior Vice President (March
                                  1987-May 1999) of Prudential Securities; Director (January
                                  1989-September 1996), Executive Vice President -- Finance
                                  and Administration, Treasurer and Chief Financial Officer
                                  (June 1987-December 1996) of Prudential Mutual Fund
                                  Management, Inc.

Douglas H. McCorkindale (61)....  Chairman (since June 2000) and President (since September
                                  1997) of Gannett Co. Inc. (publishing and media);
                                  President and Chief Executive Officer (since August 2000)
                                  of Central Newspapers, Inc.; formerly Vice Chairman (March
                                  1984-May 2000) of Gannett Co. Inc.; Director of Gannett
                                  Co. Inc., Global Crossing Ltd. and Continental
                                  Airlines, Inc.

NOMINEE (AGE)                                       PRINCIPAL OCCUPATION*
-------------                     ----------------------------------------------------------
W. Scott McDonald, Jr. (63).....  Vice President (since 1997), Kaludis Consulting
                                  Group, Inc. (a Sallie Mae company serving higher
                                  education); formerly principal (1993-1997), Scott
                                  McDonald & Associates, Chief Operating Officer
                                  (1991-1995), Fairleigh Dickinson University, Executive
                                  Vice President and Chief Operating Officer (1975-1991),
                                  Drew University, interim President (1988-1990), Drew
                                  University and founding director of School, College and
                                  University Underwriters Ltd.

Thomas T. Mooney (58)...........  President of the Greater Rochester Metro Chamber of
                                  Commerce; former Rochester City Manager; former Deputy
                                  Monroe County Executive; Trustee of Center for
                                  Governmental Research, Inc.; Director of Blue Cross of
                                  Rochester, Monroe County Water Authority and Executive
                                  Service Corps of Rochester.

Stephen P. Munn (58)............  Chairman, Director and President and former Chief
                                  Executive Officer, Carlisle Companies Incorporated
                                  (manufacturer of industrial products).

David R. Odenath, Jr.** (43)....  President (since June 1999) of Prudential Investments;
                                  Officer in Charge, President, Chief Executive Officer and
                                  Chief Operating Officer (since June 1999) of PIFM; Senior
                                  Vice President (since June 1999) of Prudential; formerly
                                  Senior Vice President (August 1993-May 1999) of
                                  PaineWebber Group, Inc.

Richard A. Redeker (57).........  Former employee of Prudential Investments (October
                                  1996-December 1998); prior thereto, President, Chief
                                  Executive Officer and Director (October 1993-September
                                  1996) of Prudential Mutual Fund Management, Inc.;
                                  Executive Vice President, Director and Member of the
                                  Operating Committee (October 1993-September 1996) of
                                  Prudential Securities; Director (October 1993-September
                                  1996) of Prudential Securities Group, Inc.; Executive Vice
                                  President, PIC (January 1994-September 1996); Director
                                  (January 1994-September 1996) of Prudential Mutual Fund
                                  Distributors, Inc. and Prudential Mutual Fund
                                  Services, Inc.

Judy A. Rice**(52)..............  Executive Vice President (since 1999) of Prudential
                                  Investments; Executive Vice President (since 1999) of
                                  PIFM; formerly various positions to Senior Vice President
                                  (1992-1999) of Prudential Securities; and various
                                  positions to Managing Director (1975-1992) of Shearson
                                  Lehman Advisors; Governor of the Money Management
                                  Institute and member of the Prudential Securities
                                  Operating Council and the National Association of Variable
                                  Annuities.

Robin B. Smith (61).............  Chairman and Chief Executive Officer (since August 1996), formerly President and Chief Executive Officer (January
                                  1988-August 1996) and President and Chief Operating
                                  Officer (January 1988-August 1996) of Publishers Clearing
                                  House; Director of BellSouth Corporation, Texaco Inc.,
                                  Spring Industries Inc. and Kmart Corporation.

NOMINEE (AGE)                                       PRINCIPAL OCCUPATION*
-------------                     ----------------------------------------------------------
Louis A. Weil, III (59).........  Former Chairman (January 1999-July 2000), President and
                                  Chief Executive Officer (January 1996-July 2000) and
                                  Director (September 1991-July 2000) of Central
                                  Newspapers, Inc.; former Chairman of the Board (January
                                  1996-July 2000), Publisher and Chief Executive Officer
                                  (August 1991-December 1995) of Phoenix Newspapers, Inc.

Clay T. Whitehead (62)..........  President of National Exchange Inc. (new business development firm).


------------------------

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.


** Is an "interested" Director, as defined in the 1940 Act, by reason of his or her affiliation with PIFM, Prudential Securities or Prudential.



    Each Fund has a Nominating Committee and an Audit Committee, the members of which are the Independent Board Members. Among other things, the Audit Committee has the following responsibilities:


    - Advising the Board with respect to the selection, retention or termination, as appropriate, of the independent public accountants for the Fund.

    - Reviewing the independent public accountants' compensation and the proposed terms of their engagement.

    - Monitoring the independence of the independent public accountants.

    - Reviewing annual financial statements.


    The Nominating Committee makes recommendations to the Board with respect to candidates for election as Board Members. The Nominating Committee does not consider nominees recommended by shareholders to fill vacancies on the Board. The activities of the Nominating Committee also include:


    - Reviewing the independence of Independent Directors then serving on the Board.

    - Recommending to the Board the Independent Directors to be selected for membership on the various Board Committees.

    - Reviewing and making recommendations to the Board of Directors concerning Director compensation and expenses, including:

       -annual Director fees

       -supplemental compensation for Committee service

       -supplemental compensation for serving as a Committee Chair

       -Board or Committee meeting attendance fees

       -expense reimbursement

    Information about the number of Board and Committee meetings held during the most recent fiscal year for each Fund is included in Exhibit D. Information concerning Fund officers is set forth in Exhibit E.


REQUIRED VOTE



    The nominees receiving the affirmative vote of a majority (for Prudential Sector Funds, Inc. and Prudential Small Company Fund, Inc.) or a plurality (for Prudential 20/20 Focus Fund, Prudential Index Series Fund, Prudential Natural Resources Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential U.S. Emerging Growth Fund, Inc. and The Prudential Investment Portfolios, Inc.) of the votes cast will be elected, provided a quorum is present.


    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO. 1.

        TO APPROVE NEW SUBADVISORY AGREEMENTS BETWEEN PIFM AND JENNISON
                                 PROPOSAL NO. 2


THIS PROPOSAL APPLIES TO THE FOLLOWING FUNDS:


        20/20 FOCUS
       EMERGING GROWTH
       FINANCIAL SERVICES
       NATURAL RESOURCES
       SMALL COMPANY
       TECHNOLOGY
       UTILITY

BACKGROUND


    The Boards of each of the Funds listed above, including the Independent Directors, has approved, and recommend that the shareholders of each Fund approve, the adoption of a subadvisory agreement between PIFM and Jennison. Subadvisory services for these Funds have historically been performed by PIC, except that approximately half of 20/20 Focus Fund's portfolio (the growth segment) historically was subadvised by Jennison. PIFM, Jennison and PIC are all indirect wholly-owned subsidiaries of Prudential.



    Due to a broad restructuring of equity investment management within Prudential, including the transfer of investment advisory duties for equity management from PIC to Jennison, each applicable Fund's shareholders are being asked to approve a new subadvisory agreement between PIFM and Jennison. This transition is occurring incrementally and we anticipate that the majority of the equity funds that have been subadvised by PIC will be subadvised by Jennison on or before December 31, 2000. Most of the portfolio managers that have served the Funds while being subadvised by PIC are moving to Jennison and will continue to serve as the Funds' portfolio managers.



    The combining of substantially all subadvisory duties for equity management into Jennison is intended to provide your Funds with the investment capabilities available from Jennison. More information about Jennison's history and its management team appears on page 13 of this proxy statement.



    Completion of the transition of subadvisory services from PIC to Jennison may constitute an "assignment" (as that term is defined in the 1940 Act) of the current subadvisory agreements between PIC and PIFM. As required by the 1940 Act, the subadvisory agreements with PIC provide for their automatic termination in the event of an assignment. Therefore, shareholders will need to approve the proposed new subadvisory agreements between PIFM and Jennison in order for Jennison to continue to provide subadvisory services to the Funds. A copy of the new form of subadvisory agreement for each Fund is attached as Exhibit F. THE NEW SUBADVISORY AGREEMENT FOR EACH FUND IS THE SAME IN EVERY MATERIAL RESPECT AS THE FUND'S SUBADVISORY AGREEMENT WITH PIC, except as to the date of the agreement and the identity of the Subadviser (Jennison rather than PIC) and, as to 20/20 Focus, Jennison will provide subadvisory services for the entire portfolio.



    Pending shareholder approval of these new subadvisory agreements, each Fund's Board approved an interim subadvisory agreement between PIFM and Jennison. During the period from the date that portfolio management moved from PIC to Jennison, until shareholders approve a new subadvisory agreement with Jennison, PIFM is placing into an escrow account fees for subadvisory services that Jennison is performing for each Fund. The rate of the subadvisory fees being placed in escrow is the same as the fees PIC received for acting as subadviser to the Funds. Each Fund's subadvisory fees will be retained in escrow and will not be paid to Jennison, unless and until that Fund's shareholders approve the new subadvisory agreement.

    Because the move from PIC to Jennison is being made pursuant to a corporate restructuring within Prudential and most of the portfolio managers will remain the same, the transition to Jennison should not result in any changes in the day-to-day operations of your Fund or the investment process used in managing your Fund. In addition, the transition will not cause any change to your Fund's investment objective or investment restrictions and policies (except as shareholders may approve, as discussed in Proposals 5(a) through 5(h) of this proxy statement).


SUBADVISORY AGREEMENTS WITH PIC



    PIFM has entered into a subadvisory agreement with PIC for each of the Funds to which this Proposal relates. Each subadvisory agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection with those services, PIC is obligated to keep certain books and records of the Fund. Pursuant to PIFM's Management Agreement with each Fund, PIFM continues to have responsibility for all investment advisory services.



    Each Fund's subadvisory agreement provides that PIC will not be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duties. Each subadvisory agreement also provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement between the Fund and PIFM. Each subadvisory agreement may be terminated by the Fund, PIFM or PIC on not more than 60 days', nor less than 30 days', written notice.



    The table below lists the compensation paid to PIC by PIFM under its subadvisory agreements for the subadvisory services performed for each Fund, as well as the date of each subadvisory agreement with PIC, and the date on which each agreement was last submitted to shareholders for approval.



                                                                     DATE
                                                                 SUBADVISORY
                                                   SUBADVISORY    AGREEMENT         FEE PAID TO PIC
                                                    AGREEMENT    SUBMITTED TO   (% OF AVERAGE DAILY NET
FUND                                                 DATE(1)     SHAREHOLDERS         ASSETS)(2)
----                                               -----------   ------------   -----------------------
20/20 Focus (Value Segment)......................    04-27-98      04-27-98     0.375%
Emerging Growth..................................    10-12-96      10-25-96     0.300%
Financial Services (Strategically Managed            05-17-99      05-18-99     0.375%
  Segment).......................................
Natural Resources................................    03-01-88      02-19-88     0.375%
Small Company....................................    01-31-89      04-28-88     0.455%
Technology (Strategically Managed Segment).......    05-17-99      05-18-99     0.375%
Utility Fund.....................................    05-02-88      03-29-88     0.300% to $250 mil.
                                                                                0.238% next $500 mil.
                                                                                0.203% next $750 mil.
                                                                                0.170% next $500 mil.
                                                                                0.140% next $2 bil.
                                                                                0.122% next $2 bil.
                                                                                0.105% over $6 bil.


------------------------


(1) Each subadvisory agreement was amended effective January 1, 2000 to provide for the payment of compensation by PIFM to PIC based on, in the case of 20/20 Focus, Financial Services and Technology Funds, a percentage of the average daily net assets of the segment of the Fund managed by PIC, and for every other Fund, a percentage of the average daily net assets of the Fund. The percentage rate applicable to each Fund is set forth in the last column of this table.



(2) Prior to January 1, 2000, PIFM reimbursed PIC for its reasonable costs and expenses incurred in performing subadvisory services for the Funds.

    The table below sets forth the total fees paid by the relevant Funds to PIFM and the total fees received by PIC from PIFM for subadvisory services performed by PIC for each Fund during the last fiscal year:



                                                            FISCAL                  FEE RECEIVED
                                                             YEAR     FEE PAID TO   BY PIC FROM
FUND                                                        ENDED        PIFM         PIFM(a)
----                                                       --------   -----------   ------------
20/20 Focus (Value Segment)..............................  01-31-00   $ 7,071,654    $  --
Emerging Growth..........................................  10-31-00   $ 1,202,452    $1,093,861
Financial Services (Strategically Managed Segment).......  11-30-99   $   302,913(b)  $  --
Natural Resources........................................  05-31-00   $   575,291    $  117,520
Small Company............................................  09-30-00   $ 6,749,959    $1,872,654
Technology (Strategically Managed Segment)...............  11-30-99   $   631,240(b)  $  --
Utility..................................................  11-30-99   $16,318,008(b)  $  --


------------------------


(a) Prior to January 1, 2000, PIFM reimbursed PIC for its reasonable costs and expenses incurred in performing subadvisory services for the Funds. Each subadvisory agreement between PIFM and the Funds was amended effective January 1, 2000 to provide for the payment of compensation by PIFM based on a percentage of the average daily net assets of each Fund (or portion thereof). The percentage rate applicable to each Fund is set forth in the table on page 10. For Funds with fiscal years ending after January 1, 2000, the dollar amount shown in the column "Fee Received by PIC From PIFM" is the fees paid by PIFM to PIC from January 1, 2000 through the fiscal year end of the indicated Fund.



(b) "Fee Paid to PIFM" is for the period 6/30/99 (commencement of operations) through 11/30/99 for Financial Services and Technology Funds and for the eleven months ended 11/30/99 for Utility Fund.



    The table below lists the equity mutual funds with capital appreciation as their investment objective that are currently advised by Jennison, the size of each fund, and the rate of compensation received by Jennison for the investment advisory services it provides for each fund:



                                                         FUND NET        FEE PAID TO JENNISON
                                                       ASSETS AS OF    (% OF AVERAGE DAILY NET
FUND                                                     9/30/00               ASSETS)
----                                                  --------------   ------------------------
20/20 Focus (Growth Segment)........................  $1,103,845,923   0.30% to $300 mil.
                                                                       0.25% over $300 mil.
Equity Opportunity..................................  $  203,988,926   0.30% to $300 mil.
                                                                       0.25% over $300 mil.
Growth..............................................  $7,261,778,258   0.30% to $300 mil.
                                                                       0.25% over $300 mil.
Health Sciences (Strategically Managed Segment).....  $  417,769,862   0.30% to $300 mil.
                                                                       0.25% over $300 mil.
Prudential Diversified Funds -- Prudential
  Diversified Conservative Growth (Growth
  Segment)..........................................  $   74,772,996   0.30% to $300 mil.
                                                                       0.25% over $300 mil.
Prudential Diversified Funds -- Prudential
  Diversified Moderate Growth (Growth Segment)......  $  191,302,761   0.30% to $300 mil.
                                                                       0.25% over $300 mil.
Prudential Diversified Funds -- Prudential
  Diversified High Growth (Growth Segment)..........  $  158,801,150   0.30% to $300 mil.
                                                                       0.25% over $300 mil.
Strategic Partners Series -- Strategic Partners
  Focused Growth Fund (Jennison Segment)............  $  397,850,630   0.30% to $300 mil.
                                                                       0.25% over $300 mil.

                                                         FUND NET        FEE PAID TO JENNISON
                                                       ASSETS AS OF    (% OF AVERAGE DAILY NET
FUND                                                     9/30/00               ASSETS)
----                                                  --------------   ------------------------
Prudential World Fund, Inc. -- Prudential Jennison
  International Growth Fund.........................  $  316,914,445   0.60% to $300 mil.
                                                                       0.50% next $1.2 bil.
                                                                       0.45% over $1.5 bil.
Harbor Fund -- Harbor Capital Appreciation Fund.....  $9,514,000,000   0.75% to $10 mil.
                                                                       0.50% next $30 mil.
                                                                       0.35% next $25 mil.
                                                                       0.25% next $335 mil.
                                                                       0.22% next $600 mil.
                                                                       0.20% over $1 bil.
                                                                       0.25% over $5 bil.
Harbor Fund --
  Harbor International Growth Fund..................  $    1,313,000   0.50% of first $1.5 bil.
                                                                       0.45% next $2 bil.
                                                                       0.40% on balance
Masters' Select Funds Trust --
  The Masters Select Equity Fund(1).................  $   96,356,000   0.75% to $10 mil.
                                                                       0.50% next $30 mil.
                                                                       0.35% on next $25 mil.
                                                                       0.25% on next $335 mil.
                                                                       0.22% on next $600 mil.
                                                                       0.20% over $1 bil.
Seasons Series Trust -- Focus Growth Portfolio(1)...  $   51,321,000   0.40%
SunAmerica Style Select Series, Inc. -- Focus
  Portfolio(1)......................................  $  554,575,000   0.40%
SunAmerica Style Select Series, Inc. --
  Large-Cap Growth Portfolio(1).....................  $   43,548,000   0.30% to $300 mil.
                                                                       0.25% over $300 mil.
The Hirtle Callaghan Trust --
  The Growth Equity Portfolio(1)....................  $  176,981,000   0.30%
The Preferred Group of Mutual Funds --
  Preferred Growth Fund.............................  $  804,265,000   0.75% first $10 mil.
                                                                       0.50% next $30 mil.
                                                                       0.35% next $25 mil.
                                                                       0.25% next $335 mil.
                                                                       0.22% next $600 mil.
                                                                       0.20% over $1 bil.
EQ Advisors Trust -- EQ/Balanced Portfolio(1).......  $  239,592,000   0.35%
Ohio National Funds -- Capital Appreciation
  Portfolio.........................................  $   64,926,000   0.75% first $10 mil.
                                                                       0.50% next $30 mil.
                                                                       0.35% next $25 mil.
                                                                       0.25% next $335 mil.
                                                                       0.22% next $600 mil.
                                                                       0.20% over $1 bil.


------------------------


(1) Jennison provides subadvisory services for only one segment of this fund. Fund net asset figures identify only the portion of total fund net assets for which Jennison provides subadvisory services.

THE PROPOSED NEW SUBADVISORY AGREEMENT WITH JENNISON

    Jennison, located at 466 Lexington Avenue, New York, NY 10017, is a wholly-owned subsidiary of PIC. PIC is a wholly-owned subsidiary of Prudential Asset Management Holding Company (PAMHCo), which is a wholly-owned subsidiary of Prudential. The address for PIC and PAMHCo is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. Jennison has provided investment advisory services to registered investment companies since 1990.


    Under the proposed subadvisory agreements, Jennison would provide investment advisory services to each Fund pursuant to an agreement with PIFM. The agreements between PIFM and Jennison will be identical in all material respects (other than as indicated on page 9) to the subadvisory agreements between PIFM and PIC. This means that Jennison will be subject to the same terms and conditions as are applicable to PIC under its agreements with PIFM.


    The table below lists the name and principal occupation of the principal executive officers and each director of Jennison. The address of each person is 466 Lexington Avenue, New York, NY 10017.


MICHAEL A. DEL BALSO-Director since 1998, Executive Vice President, Jennison, since 1998; prior to 1998, various positions to Senior Vice President, Jennison Associates Capital Corp.



MARY-JANE FLAHERTY-Director since 2000. Managing Director, Strategic Initiatives, PIC, since December 1998; prior to December 1998, various positions to Chief Financial Officer, PIC, and various positions to Vice President, Prudential.



JOHN H. HOBBS-Chairman since 1998. Chief Executive Officer, Jennison, since 1998; prior to 1998, various positions to Chairman and Chief Executive Officer, Jennison Associates Capital Corp.



KAREN E. KOHLER-Director since 1998. Executive Vice President, Jennison, since 2000. Treasurer, Jennison, since 1999. Chief Compliance Officer and Director, Jennison, since 1998; prior to 1998, various positions to Senior Vice President, Chief Compliance Officer, Jennison Associates Capital Corp.



KATHLEEN A. MCCARRAGHER-Director since 1998. Executive Vice President, Jennison, since 1998. 1992-1998, Managing Director, Weis, Peck & Greer LLC.



PHILIP N. RUSSO-Director since 2000. Vice President and Director, PIC, since 1999; Vice President, Prudential, since 1997; prior to 1997, Managing Director, Bankers Trust Company.



SPIROS SEGALAS-Director since 1998. President and Chief Investment Officer, Jennison, since 1998. Prior to 1998, various positions to President and Chief Investment Officer, Jennison Associates Capital Corp.



VICTOR SIM-Director since 2000. Vice President, Prudential, since 1997.



JOHN R. STRANGFELD-Director since 2000. Chief Executive Officer of Prudential Securities since October 2000, Executive Vice President since February 1998 of Prudential; Chief Executive Officer, Chairman, President and Director since January 1999 of PIC; Chairman since August 1989 of Pricoa Capital Group; prior to 1998, various positions to Chief Executive Officer, Private Asset Management Group of Prudential.



KEVEN C. UEBELEIN-Director since 2000. Senior Managing Director, Mergers & Acquisitions, PIC, since 2000; prior to 2000, various positions to Managing Director, New Products, Private Asset Management Group, Prudential.



BERNARD B. WINOGRAD-Director since 2000. Chief Executive Officer, Prudential Real Estate Investors, since December 1986; Senior Vice President and Director, PIC, since December 1996; prior to December 1996, The Taubman Company LLC.


RELATIONSHIP TO PROPOSALS NO. 3 AND 4

    As part of the overall restructuring of the management of each Fund, Proposals No. 3 and 4 request shareholder approval (1) to permit the Manager to enter into or make material changes to subadvisory agreements, and (2) to amend the management contracts between PIFM and each Fund. In brief, Proposal No. 3, if adopted, would permit PIFM, upon Board approval, to retain new subadvisers or to materially alter its contracts with existing subadvisers without first obtaining shareholder approval. Proposal
No. 4, if adopted, would permit PIFM, again with Board approval, to allocate the assets of each Fund among both affiliated and unaffiliated subadvisers under a "Manager-of-Managers" structure. Please refer to the explanations accompanying Proposals No. 3 and 4 for more information on each of these Proposals.


    Although shareholder approval is also being requested for Proposals No. 3 and 4, THE ADOPTION OF PROPOSAL NO. 2 IS NOT CONTINGENT ON SHAREHOLDER APPROVAL OF EITHER PROPOSAL NO. 3 OR PROPOSAL NO. 4. This means that if shareholders do not approve either Proposal No. 3 or Proposal No. 4, but do vote "For" Proposal No. 2, PIFM will implement the new subadvisory agreements with Jennison. If Proposal No. 2 is not approved, Jennison will receive the lesser of the subadvisory fees paid into escrow under the interim subadvisory agreements, plus interest, or the costs incurred by Jennison in performing the interim contract, plus interest.


MATTERS CONSIDERED BY THE BOARDS


    The proposal to present the proposed new subadvisory agreements with Jennison was approved by the Boards of each Fund, including the Independent Directors, on August 22, 2000. The Board Members received materials relating to the proposed agreements in advance of the meeting at which the proposed subadvisory agreements were considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Boards considered that the rate of fees to be paid to Jennison by PIFM are the same as the existing fee arrangement with PIC, and that the rate of fees paid by the Funds would not increase. The Boards also considered that it is appropriate to enter into new subadvisory agreements for these Funds in light of the transition of the majority of equity management from PIC to Jennison. The Boards gave primary consideration to Jennison's strong, stable management and the results of Jennison's growth investing style when the Boards determined to approve the new subadvisory agreements with Jennison.


REQUIRED VOTE


    A Fund's approval of Proposal No. 2 requires approval by a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of a Fund's outstanding voting securities is the lesser of (i) 67% of the Fund's outstanding voting securities represented at a meeting at which more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities. If Proposal No. 2 is approved by the shareholders of a particular Fund, Proposal No. 2 will be effective for that Fund as described above, regardless of whether shareholders of another Fund approve Proposal No. 2.


    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

  TO APPROVE A PROPOSAL TO PERMIT THE MANAGER TO ENTER INTO, OR MAKE MATERIAL
                       CHANGES TO, SUBADVISORY AGREEMENTS
                                 PROPOSAL NO. 3


THIS PROPOSAL APPLIES TO ALL OF THE FUNDS.



    The Board of each Fund has approved, and recommends that shareholders approve, Proposal No. 3, which would permit PIFM to enter into subadvisory agreements with new subadvisers to the Fund, or make material amendments to subadvisory agreements with existing subadvisers to the Fund, without obtaining shareholder approval. THIS IS CALLED A "MANAGER-OF-MANAGERS" STRUCTURE AND, IN THE FUTURE, MAY BE USED TO MANAGE EACH FUND. THIS NEW STRUCTURE WOULD NOT CHANGE THE RATE OF ADVISORY FEES CHARGED TO A FUND. Information concerning each Fund's current management arrangements, including a description of the Fund's current subadvisory agreements, is contained in Proposal No. 2. If shareholders approve Proposal No. 3 so that shareholder approval of new or amended subadvisory agreements is no longer required, the Directors of a Fund, including a majority of the Independent Directors, must continue to approve these agreements in order for them to take effect. On August 22, 2000, the Board of each Fund, including the Independent Directors, discussed and approved Proposal No. 3 at an in-person meeting.



    Proposal No. 3 is being submitted to shareholders pursuant to the requirements of an exemptive order obtained from the SEC in September 1996 (the Original Order). The Original Order grants relief to The Target Portfolio Trust (for which PIFM acts as a Manager-of-Managers) and other Prudential Mutual Funds from certain provisions of the 1940 Act and certain rules thereunder. Specifically, the Original Order permits PIFM to enter into or amend a subadvisory agreement with a subadviser that is not otherwise an affiliated person (as defined in the 1940 Act) of PIFM. Among other things, the Original Order permits PIFM to enter into (1) a new subadvisory agreement that is necessitated due to an "assignment" (as defined in the 1940 Act), (2) an amendment to a subadvisory agreement, or (3) a new subadvisory agreement substituting a new subadviser for an old subadviser. The Funds are seeking confirmation from the staff of the Division of Investment Management of the SEC (the Staff) that the Original Order applies to the Funds as well as to The Target Portfolio Trust and other Prudential Mutual Funds.



    In addition, the Funds currently intend to seek an order (the Proposed Order) from the SEC permitting PIFM, with Board approval, and without further shareholder approval, to (1) hire one or more new affiliated subadvisers and
(2) amend existing agreements with affiliated subadvisers. In their request for relief, the Funds may also ask the SEC to amend the Original Order to permit the replacement of an unaffiliated subadviser with an affiliated subadviser and to replace an affiliated adviser with a different affiliated adviser, all with prior Board approval. The Funds also may seek an amended order from the SEC permitting them not to disclose the fee rates paid to specific subadvisers because that may permit PIFM to hire subadvisers at lower fees. With this Proposal, the Funds seek your approval for any such arrangement if approved by the SEC. The Funds will, of course, comply with any conditions imposed by the SEC under any amended order.



WHY SHAREHOLDER APPROVAL IS BEING SOUGHT


    Section 15 of the 1940 Act makes it unlawful for any person to act as investment adviser to an investment company, except pursuant to a written contract that has been approved by shareholders. For purposes of Section 15, the term "investment adviser" includes any subadviser to an investment company.
Section 15 also requires that an investment advisory agreement provide that it will terminate automatically upon its assignment.

    In conformity with Section 15 of the 1940 Act, a Fund currently would obtain shareholder approval of subadvisory agreements in the following situations:


    - (1) the employment by a Fund of a new subadviser to replace an existing subadviser or (2) the allocation of a portion of assets to an additional subadviser or the reallocation of portfolio assets among existing subadvisers;

    - a material change in the terms of a subadvisory agreement; and

    - the continued employment of an existing subadviser on the same terms if there has been or is expected to be an assignment of a subadvisory agreement as a result of a change of control of the subadviser.


    The 1940 Act does not require shareholder approval for the termination of a subadvisory agreement if such termination is approved by a Fund's Board, including its Independent Directors, although shareholders of the Fund may terminate a subadvisory agreement at any time by a vote of a majority of its outstanding voting securities, as defined in the 1940 Act.


DISCUSSION


    Under the "Manager-of-Managers" structure, each Fund would continue to employ PIFM, subject to the supervision of the Board, to manage or provide for the management of each Fund. PIFM would select one or more subadvisers to invest the assets of each Fund, subject to the review and approval of the Board. (Currently, the selection of one or more subadvisers is subject to the approval of the Fund's shareholders.) PIFM would review each subadviser's performance on an ongoing basis. PIFM would be responsible for communicating performance expectations and evaluations to subadvisers and for recommending to the Board whether a subadviser's contract should be renewed, modified or terminated. PIFM would continue to pay an advisory fee to each subadviser from the management fee. Each Board believes that requiring a Fund's shareholders to approve changes in subadvisers and subadvisory agreements (including continuation of subadvisory agreements that otherwise would have terminated by virtue of an assignment) not only results in unnecessary administrative expenses to the Fund, but also may cause delays in executing changes that PIFM and the Board have determined are necessary or desirable. Each Board believes that these expenses, and the possibility of delays, may result in shareholders receiving less satisfactory service than would be the case if Proposal No. 3 is implemented.



    The kind of changes to subadvisory arrangements that could be effected without further shareholder approval if Proposal No. 3 is approved include:
(1) reallocating Fund assets among existing subadvisers; (2) allocating a portion of a Fund's assets to one or more additional subadvisers;
(3) continuing a subadvisory agreement where a change in control of the subadviser automatically otherwise causes that agreement to terminate; and
(4) replacing an existing subadviser with a new subadviser when PIFM and the Board determine that the new subadviser's investment philosophy and style, past performance, security selection experience and preferences, personnel, facilities, financial strength, quality of service and client communication are more consistent with the best interests of the Fund and its shareholders. Each Board believes that PIFM can effect the types of subadvisory changes described above more efficiently, without sacrificing the quality of service to shareholders, if the Funds were permitted to operate in the manner described in Proposal No. 3. Each Board further believes that these gains in efficiency would ultimately benefit each Fund and each of its shareholders.



    PIFM is currently in the process of evaluating the management arrangements for the Funds to determine which Funds would benefit from implementing a Manager-of-Managers structure in place of the more traditional investment advisory structure currently in effect. Although this process has not yet been completed, to ensure maximum flexibility while seeking to minimize costs through the use of a joint proxy statement, shareholders of each Fund are being asked to approve the operation of their Fund in a Manager-of-Managers structure. Although a Manager-of-Managers structure will be put into place for each Fund whose shareholders approve Proposal No. 3, the Fund will not employ new subadvisers pursuant to this structure unless and until PIFM and the Board determine that a change in subadvisory arrangements is appropriate. In making these determinations as to a Fund, PIFM intends to evaluate rigorously both affiliated subadvisers and unaffiliated subadvisers according to objective and disciplined standards.

    Following shareholder approval of Proposal No. 3 and Proposals No. 2 and 4, PIFM will continue to be each Fund's investment manager and Jennison, the Prudential subsidiary primarily responsible for day-to-day management of Prudential's equity funds, will continue to serve as subadviser for most of the Funds. (Proposals No. 4 and 2 provide more information about PIFM and Jennison, respectively.) Initially 100% of each equity Fund's assets will be subadvised by Jennison (or PIC, in the case of Active Balanced, Tax Equity, Tax Small-Cap and Stock Index Funds), except that the day-to-day management of Health Sciences Fund's portfolio is divided between PIC and Jennison. PIFM does not currently intend to recommend that any additional subadvisers be added, in light of Jennison's strong performance record and other relevant factors. Each Board and PIFM, under the Board's supervision, will continue to monitor the nature and quality of Jennison's services and may, in the future, recommend additional subadvisers or the reallocation of assets among Jennison and other subadvisers. If one or more subadvisers are added to a Fund, PIFM will be responsible for determining the allocation of assets among the subadvisers and will have the flexibility to increase the allocation to any one subadviser to as much as 100% and decrease the allocation to any one subadviser to as little as 0%, subject to Board approval. The Manager-of-Managers structure that each Board is asking shareholders to approve will give the Boards and PIFM the flexibility to appoint additional subadvisers without shareholder approval, but it is possible that no new subadvisers will be added.



    If Proposal No. 3 is approved by a Fund's shareholders, those shareholders no longer would be entitled to approve the selection of a new subadviser or a material amendment to an existing subadvisory agreement. Instead, shareholders, within 90 days of the change, would receive an information statement containing substantially all of the information about the subadviser and the subadvisory agreement that would otherwise be contained in a proxy statement. The information statement would include disclosure as to the level of fees to be paid to PIFM and each subadviser and would disclose subadviser changes or changes in subadvisory agreements.



    Each Board and PIFM have concluded that, through the information statement and adherence to the conditions outlined below, shareholders of each Fund will receive adequate disclosure about any new subadvisers or material amendments to subadvisory agreements. Whether or not Proposal No. 3 is approved, amendments to the Management Agreement between PIFM and each Fund would remain subject to the shareholder and Board approval requirements of Section 15 of the 1940 Act and related proxy disclosure requirements. Moreover, although PIFM and the Board already generally may change the rate of fees payable to a subadviser without shareholder approval, PIFM and the Board could not increase the rate of the management fees payable by a Fund to PIFM or cause the Fund to pay subadvisory fees directly to a subadviser without first obtaining shareholder approval.


    For these reasons, each Board believes that approval of Proposal No. 3 to permit PIFM and the Boards to enter into new subadvisory agreements or make material changes to existing subadvisory agreements without shareholder approval is in the best interests of the shareholders of the Funds.

CONDITIONS


    If the Staff of the SEC confirms that the Original Order applies to the Funds, the Original Order would grant relief from Section 15(a) of the 1940 Act and certain rules thereunder in order for the Funds to operate in the manner described in Proposal No. 3, subject to certain conditions, including approval of Proposal No. 3 by shareholders of each Fund seeking to rely on the Original Order. A Fund will not rely on the Original Order until all of the conditions set forth below have been met.


    As stated above, the Funds and PIFM intend to seek the Proposed Order, which would expand the relief obtained under the Original Order to certain situations involving affiliates of PIFM. There can be no assurance that the SEC will issue the Proposed Order or that the SEC will not impose additional conditions on the Funds.

    The following are conditions for relief under the Original Order:


        1. PIFM will provide general management and administrative services to a Fund, including overall supervisory responsibility for the general management and investment of the Fund's securities portfolio, and, subject to review and approval by the Board, will (a) set the Fund's overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate the Fund's assets among its subadvisers in those cases where the Fund has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the Fund's investment objectives, policies, and restrictions.


        2.  Before a Fund may operate in the manner described in Proposal
    No. 3, the Proposal must be approved by a majority of its outstanding voting securities, as defined in the 1940 Act, or in the case of a new series of a Fund whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition 4 below, by the sole shareholder before the offering of shares of such series to the public. [Approval of Proposal No. 3 would satisfy this condition.]



        3. A Fund will furnish to shareholders all of the information about a new subadviser or subadvisory agreement that would be included in a proxy statement. This information will include any change in the disclosure caused by the addition of a new subadviser or any material changes in a subadvisory agreement. The Funds will meet this condition by providing shareholders with an information statement complying with certain provisions of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, the information statement will be provided to shareholders of a Fund within a maximum of 90 days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement.


        4. A Fund will disclose in its prospectus the existence, substance and effect of the Original Order.

        5. No Director or officer of a Fund or director or officer of PIFM will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by the Director or officer) any interest in any subadviser except for (a) ownership of interests in PIFM or any entity that controls, is controlled by or is under common control with PIFM, or
    (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.


        6. PIFM will not enter into a subadvisory agreement with any subadviser that is an "affiliated person" (as defined in the 1940 Act) of a Fund or PIFM other than by reason of serving as a subadviser to the Fund (an Affiliated Subadviser) without such agreement, including the compensation payable thereunder, being approved by the shareholders of the Fund. [If the Proposed Order is granted, this condition would be eliminated.]


        7. At all times, a majority of the members of the Board of a Fund will be persons each of whom is an Independent Director of the Fund and the nomination of new or additional Independent Directors will be placed within the discretion of the then existing Independent Directors.


        8. When a subadviser change is proposed for a Fund with an Affiliated Subadviser, the Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Board's minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which PIFM or the Affiliated Subadviser derives an inappropriate advantage.

MATTERS CONSIDERED BY EACH BOARD



    At a Board meeting held on August 22, 2000, each Board, including the Independent Directors, approved the submission to shareholders of Proposal
No. 3 regarding the Manager-of-Managers structure. Prior to the meeting each Director received materials discussing this type of management structure. At the meeting, each Director attended a comprehensive presentation on the proposed structure and had the opportunity to ask questions and request further information in connection with such consideration. Management representatives presented an update on Proposal No. 3 to the Directors during a telephone meeting held on September 21, 2000. Each Board gave primary consideration to the fact that the rate of the management fee payable to PIFM would not change as a result of adopting a Manager-of-Managers structure and that the new structure would provide the potential for PIFM to hire subadvisers and amend subadvisory agreements more efficiently and with less expense. Each Board also considered that PIFM had substantial experience in evaluating investment advisers and that PIFM would bring that experience to the task of evaluating the current subadviser for a Fund and any potential new subadviser. Each Board took into account the fact that PIFM could not, without the prior approval of the Board, including a majority of the Independent Directors: (1) appoint a new subadviser,
(2) materially change the allocation of portfolio assets among subadvisers, or
(3) make material amendments to existing subadvisory agreements.



REQUIRED VOTE


    Approval of this Proposal as to a Fund requires the affirmative vote of a majority of that Fund's outstanding voting securities, as defined in the 1940 Act.


    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3.


     TO PERMIT AN AMENDMENT TO THE MANAGEMENT CONTRACT TO ALLOCATE A FUND'S
             ASSETS AMONG AFFILIATED AND UNAFFILIATED SUBADVISERS.

                                 PROPOSAL NO. 4


THIS PROPOSAL APPLIES TO ALL OF THE FUNDS.



    The Board of each of the Funds, including the Independent Directors, has approved, and recommends that shareholders of the Funds approve, a proposal to amend the management agreement between each Fund and PIFM (the Amended Agreements). Because the material features of each Amended Agreement are substantially similar to each other, we have attached as Exhibit G-1 to this proxy statement a form of the Amended Agreements applicable to all the Funds. If approved at the Meeting, the Amended Agreements will supersede the existing Management Agreements (the Existing Agreements) between each Fund and PIFM.



    The Amended Agreements are substantially similar to the Existing Agreements. THE RATE OF ADVISORY FEES PAYABLE BY EACH FUND WILL NOT CHANGE. The primary difference is that the Amended Agreements would permit PIFM, with Board approval, to allocate and reallocate a Fund's portfolio assets among subadvisers from 0% to 100%.



    A NOTE FOR SHAREHOLDERS OF THE STOCK INDEX, FINANCIAL SERVICES, HEALTH SCIENCES, TECHNOLOGY, TAX EQUITY, TAX SMALL-CAP AND ACTIVE BALANCED FUNDS (the PIC Funds): If the Amended Agreement is approved with respect to your Fund, the Fund's subadvisory agreement between PIFM and PIC (the Existing PIC Subadvisory Agreement) will be amended to reflect the changes made in the Amended Agreement. Therefore, in deciding whether to approve the Amended Agreement, you should consider that by voting for approval of the Amended Agreement with respect to your Fund, you also are voting to approve amending the Existing PIC Subadvisory Agreement in order to permit PIFM, with Board approval, to allocate and reallocate your Fund's portfolio assets to and from PIC from 0% to 100% of your Fund's portfolio assets and to clarify that PIC's subadvisory fee will be based on the portfolio assets that it manages (the Amended PIC Subadvisory Agreement). EACH AMENDED PIC SUBADVISORY AGREEMENT WILL BE THE SAME IN ALL OTHER MATERIAL RESPECTS AS THE EXISTING PIC SUBADVISORY AGREEMENT, except as to the date of the Agreement. The Board of each PIC Fund, including the Independent Directors, has approved amending the Existing PIC Subadvisory Agreement of each PIC Fund. Because the material features of each Amended PIC Subadvisory Agreement are substantially similar to each other, we have attached as Exhibit G-2 to this proxy statement a form of the Amended PIC Subadvisory Agreement applicable to all PIC Funds. If the Amended Agreement is approved at the Meeting as to a PIC Fund, the Amended PIC Subadvisory Agreement will supersede the Existing PIC Subadvisory Agreement between PIFM and PIC as to that Fund.



EXISTING PIC SUBADVISORY AGREEMENTS



    The Existing PIC Subadvisory Agreements provide that PIC will furnish investment advisory services in connection with the management of the PIC Funds. In connection with those services, PIC is obligated to keep certain books and records of the PIC Funds. Pursuant to the Existing Agreements, as well as under the Amended Agreements, PIFM continues to have responsibility for all investment advisory services.



    The table below lists the compensation paid by PIFM to PIC under the Existing PIC Subadvisory Agreements for the last fiscal year of each PIC Fund, as well as the date of each such Agreement, the date on which each Agreement was last submitted to shareholders for approval and the fees paid by PIFM to PIC. Each such Agreement was most recently continued by the Board on May 24, 2000.



                             EXISTING PIC       DATE SUBADVISORY     FEE PAID TO PIC (% OF
                              SUBADVISORY      AGREEMENT SUBMITTED     AVERAGE DAILY NET
FUND                       AGREEMENT DATE(1)     TO SHAREHOLDERS          ASSETS)(2)
----                       -----------------   -------------------   ---------------------
Active Balanced..........       5/14/98               8/6/98                 0.325%
Financial Services
  (Enhanced Index
  Segment)...............       5/17/99              5/18/99                 0.375%
Health Sciences (Enhanced
  Index Segment).........       5/17/99              5/18/99                 0.375%
Stock Index..............      10/30/96              8/14/96                 0.150%
Tax Equity...............       12/8/98              12/8/98                 0.325%
Tax Small-Cap............        4/4/97              9/23/97                 0.390%
Technology (Enhanced
  Index Segment).........       5/17/99              5/18/99                 0.375%


------------------------


(1) Each Existing PIC Subadvisory Agreement was amended effective January 1, 2000 to provide for the payment of compensation by PIFM to PIC based on, in the case of Financial Services, Health Sciences and Technology Funds, a percentage of the average daily net assets of the segment of the Fund managed by PIC, and for each other Fund, a percentage of the average daily net assets of the Fund. The percentage applicable to each Fund is set forth in the last column of this table.



(2) Prior to January 1, 2000, PIFM reimbursed PIC for its reasonable costs and expenses incurred in performing subadvisory services for the PIC Funds.

    The table beginning on page 22 lists the fees paid to PIFM by each Fund. The table below sets forth the total fees paid by PIFM to PIC for each PIC Fund during the fiscal year:



                                                                  FEE RECEIVED BY
FUND                                          FISCAL YEAR ENDED   PIC FROM PIFM(A)
----                                          -----------------   ----------------
Active Balanced.............................        9/30/00         $   391,922
Financial Services (Enhanced Index
  Segment)..................................       11/30/99         $  --
Health Sciences (Enhanced Index Segment)....       11/30/99         $  --
Stock Index.................................        9/30/00         $ 2,586,358
Tax Equity..................................       10/31/00         $ 1,176,796
Tax Small-Cap...............................       10/31/00         $   355,657
Technology (Enhanced Index Segment).........       11/30/99         $  --


------------------------


(a) The amount shown is the fees paid by PIFM to PIC from January 1, 2000 through the fiscal year end of the indicated PIC Fund. Until January 1, 2000, PIFM reimbursed PIC for its reasonable costs and expenses incurred in performing subadvisory services.



    PIC does not currently advise any other mutual funds with investment objectives and policies similar to those of any of the PIC Funds.



    The table below lists the name and principal occupation of the principal executive officers and each director of PIC. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.



        NAME                  POSITION WITH PIC                 PRINCIPAL OCCUPATIONS
        ----                  -----------------                 ---------------------
John R. Strangfeld    Chairman of the Board, President,   Chief Executive Officer,
                      Chief Executive Officer and         Prudential Securities; Executive
                      Director                            Vice President, Prudential;
                                                          Chairman of the Board, President,
                                                          Chief Executive Officer and
                                                          Director, PIC; Chief Executive
                                                          Officer, Private Asset Management
                                                          Group of Prudential; Chairman,
                                                          Pricoa Capital Group.
Bernard Winograd      Senior Vice President and Director  Chief Executive Officer,
                                                          Prudential Real Estate Investors;
                                                          Senior Vice President and
                                                          Director, PIC; Director, Jennison.
Jack W. Gaston        Director                            Director since 1999; Senior
                                                          Managing Director, PIC, since
                                                          1986.
John H. Hobbs         Director                            Chairman of Jennison since 1998.
                                                          Chief Executive Officer, Jennison,
                                                          since 1998; prior to 1998, various
                                                          positions to Chairman and Chief
                                                          Executive Officer, Jennison
                                                          Associates Capital Corp.
Philip N. Russo       Director                            Director of Jennison since 2000.
                                                          Vice President and Director, PIC,
                                                          since 1999; Vice President,
                                                          Prudential, since 1997; prior to
                                                          1997, Managing Director, Bankers
                                                          Trust Company.
James J. Sullivan     Director                            Director of Jennison since 1999;
                                                          since 1981, positions to Vice
                                                          President and Managing Director,
                                                          PIC.



    If a Fund's shareholders approve this Proposal, the relevant Existing Agreement would be amended to provide that PIFM may reallocate Fund assets upon Board approval only and without further shareholder approval. This would mean, for example, that a Fund that has allocated 50% of its assets to subadviser #1 and 50% to subadviser #2 would be able to change the allocation to 75% of assets to subadviser #1 and

25% to subadviser #2 without seeking shareholder approval. If the PIC Fund shareholders approve this Proposal, their Existing PIC Subadvisory Agreements would be amended as described above.



    Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each subadviser selects portfolio securities independently, it is possible that a security held by one portfolio segment of a Fund may also be held by the other portfolio segment of that Fund or that the two subadvisers may simultaneously favor the same industry. PIFM will monitor each Fund's overall portfolio to ensure that any such overlaps do not create an unintended industry concentration or result in a violation of a Fund's diversification requirements. In addition, if one subadviser of a Fund buys a security at the same time that another Fund subadviser sells it, the net position of the Fund in the security may be approximately the same as it would have been with an undivided portfolio and no such sale and purchase, but the Fund will have incurred additional costs. PIFM will consider these costs in determining the allocation of assets. PIFM will consider the timing of reallocation based upon the best interests of a Fund and its shareholders. To maintain a Fund's federal income tax status as a regulated investment company, PIFM also may have to sell securities on a periodic basis and the Fund could realize capital gains that would not have otherwise occurred.


    Below we provide additional information about the Amended Agreements and the Existing Agreements.


EXISTING AGREEMENTS


    The Funds are currently managed under Existing Agreements with PIFM, dated as shown in the following table.

    The material features of each Existing Agreement are similar to those of the Amended Agreements except with respect to the provisions relating to the Manager-of-Managers structure. The following table also shows the date that each Fund's Existing Agreement was most recently renewed by its Board and the date that each Existing Agreement was last approved by a vote of the Fund's shareholders.


                                                 DATE MOST          DATE MOST RECENTLY
                           DATE OF CONTRACT   RECENTLY RENEWED   SUBMITTED FOR SHAREHOLDER
FUND                          WITH PIFM           BY BOARD               APPROVAL
----                       ----------------   ----------------   -------------------------
20/20 Focus..............       4/27/98            5/24/00                 2/11/98
Active Balanced..........       1/23/98*           5/24/00                 1/23/98
Emerging Growth..........      10/12/96**          5/24/00                10/25/96
Equity Opportunity.......      11/11/96**          5/24/00                11/11/96
Financial Services.......       5/17/99            5/24/00                 5/18/99
Growth...................      10/27/95**          5/24/00                 9/14/95
Health Sciences..........       5/17/99            5/24/00                 5/18/99
Natural Resources........        3/1/88            5/25/00                 2/19/88
Small Company............       1/31/89            5/24/00                 4/28/88
Stock Index..............      10/30/96            5/24/00                10/30/96
Tax Equity...............       12/8/98            5/24/00                 12/8/98
Tax Small-Cap............        4/4/97            5/24/00                 9/23/97
Technology...............       5/17/99            5/24/00                 5/18/99
Utility..................        5/2/88            5/24/00                 7/19/94


------------------------


*   Amended and Restated as of November 10, 2000 to add breakpoint.



**  Amended and Restated as of January 1, 2000 to add breakpoint(s).



    PIFM serves as manager to the Funds and to almost all of the other investment companies that comprise the Prudential Mutual Funds. As of October 31, 2000, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $74.7 billion.

    PIFM is a wholly-owned subsidiary of PIFM HoldCo, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. The address of PIFM, PIFM HoldCo and PAMHCO is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. The address of Prudential is 751 Broad Street, Newark, NJ 07102.


    The table below lists the name and principal occupation of the officer in charge and the senior officers of PIFM. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.


NAME                                          POSITION AND PRINCIPAL OCCUPATION
----                    -----------------------------------------------------------------------------
David R. Odenath,
  Jr..................  Officer in Charge and President, Chief Executive Officer & Chief Operating
                        Officer
Robert F. Gunia.......  Executive Vice President & Chief Administrative Officer
William V. Healey.....  Executive Vice President, Chief Legal Officer & Secretary
Theodore F.
  Kilkuskie...........  Executive Vice President
Judy A. Rice..........  Executive Vice President
Ajay Sawhney..........  Executive Vice President
Lynn M. Waldvogel.....  Executive Vice President
Shaun M. Byrnes.......  Senior Vice President
John L. Carter........  Senior Vice President
Keitha L. Kinne.......  Senior Vice President
James Novak...........  Senior Vice President
Kevin B. Osborn.......  Senior Vice President



    Under the Existing Agreements, PIFM manages each Fund's investments and determines the composition of the assets of each Fund's portfolio, including the purchase, retention or sale of the securities and cash contained in the portfolios. PIFM (or PIC or Jennison under PIFM's supervision) is responsible for the selection of brokers and dealers to effect all transactions, and is authorized to pay higher commissions in order to receive research services. Under the Existing Agreements, PIFM performs administrative services for each Fund and furnishes each Fund with statistical information concerning its investments. In general, each Fund bears its own expenses pursuant to the appropriate Existing Agreement, although PIFM pays the salaries of its employees who provide services to the Fund. For its services, PIFM was paid as compensation the following amounts during each Fund's most recent fiscal year:



                                                       TOTAL MANAGEMENT FEES AS %    MANAGEMENT
FUND                                                     OF AVERAGE NET ASSETS          FEES
----                                                   --------------------------   -------------
20/20 Focus..........................................    0.75% to $1 bil. and       $   7,071,654
                                                          0.70% over $1 bil.

Active Balanced......................................    0.65% to $1 bil. and       $   1,078,167
                                                          0.60% over $1 bil.

Emerging Growth......................................    0.60% to $1 bil. and       $   1,202,452
                                                           0.55% over 1 bil.

Equity Opportunity...................................   0.60% to $300 mil. and      $     950,935
                                                         0.575% over $300 mil.

Financial Services...................................           0.75%*              $     302,913*

Growth...............................................     0.60% to $300 mil.        $  38,074,482
                                                         0.575% next $4.7 bil.
                                                          0.55% over $5 bil.

Health Sciences......................................           0.75%*              $     488,906*

                                                       TOTAL MANAGEMENT FEES AS %    MANAGEMENT
FUND                                                     OF AVERAGE NET ASSETS          FEES
----                                                   --------------------------   -------------
Natural Resources....................................            0.75%              $     575,291

Small Company........................................            0.70%              $   6,749,959

Stock Index..........................................            0.30%              $   4,790,313

Tax Equity...........................................   0.65% to $500 mil. and      $   1,356,586
                                                         0.60% over $500 mil.

Tax Small-Cap........................................            0.60%              $     847,276

Technology...........................................           0.75%*              $     631,240*

Utility..............................................     0.60% to $250 mil.        $  16,318,008**
                                                         0.50% next $500 mil.
                                                         0.45% next $750 mil.
                                                         0.40% next $500 mil.
                                                          0.35% next $2 bil.
                                                          0.325% next $2 bil.
                                                          0.30% over $6 bil.


------------------------


* For the period 6/30/99 (commencement of operations) through 11/30/99, and for the fiscal year ended 11/30/00, PIFM agreed to reduce its management fees to 0.60%. Information shown is for the period 6/30/99 through 11/30/99.



**  Information shown is for the eleven months ended 11/30/99.



                           AMOUNTS PAID TO AFFILIATES



THE DISTRIBUTOR



    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Funds. PIMS is a subsidiary of Prudential. Pursuant to distribution and service plans adopted under Rule 12b-1 under the 1940 Act, the Funds bear the expense of distribution and service (12b-1) fees paid to PIMS with respect to their respective Class A, Class B and Class C shares. For their most recently completed fiscal years, PIMS received distribution and service fees from the Funds as follows.



                                                  FISCAL      CLASS A       CLASS B      CLASS C
FUND                                            YEAR ENDED   12B-1FEES     12B-1FEES    12B-1FEES
----                                            ----------   ----------   -----------   ----------
20/20 Focus...................................     1/01/00   $  513,787   $ 5,811,503   $1,110,391
Active Balanced...............................     9/30/00   $   33,119   $   137,941   $   17,413
Emerging Growth...............................    10/31/99   $  132,460   $ 1,272,492   $  123,798
Equity Opportunity............................     9/30/00   $  109,351   $   963,250   $   99,773
Financial Services*...........................    11/30/99   $   22,399   $   186,461   $  106,852
Growth........................................     9/30/00   $3,724,474   $21,586,408   $2,429,395
Health Sciences*..............................    11/30/99   $   33,788   $   314,109   $  173,368
Natural Resources.............................     5/31/00   $   66,436   $   457,281   $   18,513
Small Company.................................     9/30/00   $  711,700   $ 2,500,600   $  201,600
Stock Index...................................    09/30/00   $   40,869   $   368,209   $  178,915
Tax Equity....................................    10/31/99   $  110,559   $   956,204   $  604,899
Tax Small-Cap.................................     3/31/00   $   95,117   $   894,738   $  118,446
Technology*...................................    11/30/99   $   48,988   $   412,580   $  196,230
Utility**.....................................    11/30/99   $6,157,192   $15,469,787   $  223,717


------------------------


* Information shown is for the period 6/30/99 (commencement of operations) through 11/30/99.



**  Information shown is for the eleven months ended 11/30/99.

    PIMS also receives front-end sales charges resulting from the sales of Class A and Class C shares. From these fees, PIMS pays sales charges to affiliated broker-dealers, who in turn pay commissions to salespersons and incur other distribution costs. PIMS has advised the Funds that it received the following front-end sales charges during the Funds' fiscal years as described above.



                                                     CLASS A         CLASS C
FUND                                              SALES CHARGES   SALES CHARGES
----                                              -------------   -------------
20/20 Focus.....................................   $1,273,800      $  607,100
Active Balanced.................................   $   44,300      $   11,100
Emerging Growth.................................   $  296,200      $   98,000
Equity Opportunity..............................   $   91,300      $   36,900
Financial Services..............................   $  682,100      $  296,000
Growth..........................................   $2,999,400      $1,155,800
Health Sciences.................................   $  938,000      $  438,300
Natural Resources...............................   $   19,900      $    3,700
Small Company...................................   $   94,600      $   15,600
Stock Index.....................................   $        0      $  315,500
Tax Equity......................................   $1,898,400      $1,057,400
Tax Small-Cap...................................   $   20,700      $    3,300
Technology......................................   $1,286,500      $  490,800
Utility.........................................   $  395,400      $   53,300



    PIMS also received the following contingent deferred sales charges (CDSCs) imposed on certain redemptions by Class B and Class C shareholders of the Funds for their fiscal years as described above.



                                                      CLASS B     CLASS C
FUND                                                   CDSCS       CDSCS
----                                                 ----------   --------
20/20 Focus........................................  $1,834,100   $ 90,400
Active Balanced....................................  $   34,000   $  2,500
Emerging Growth....................................  $  268,000   $  4,800
Equity Opportunity.................................  $  233,300   $  4,400
Financial Services.................................  $   51,200   $ 17,700
Growth.............................................  $3,052,100   $134,700
Health Sciences....................................  $   68,500   $ 23,000
Natural Resources..................................  $  118,700   $    900
Small Company......................................  $  919,700   $ 19,100
Stock Index........................................  $   59,700   $ 28,100
Tax Equity.........................................  $  327,400   $ 76,000
Tax Small-Cap......................................  $  876,600   $  4,900
Technology.........................................  $   72,000   $ 24,000
Utility............................................  $1,878,700   $ 13,400



THE TRANSFER AGENT



    The Fund's transfer agent, Prudential Mutual Fund Services LLC (PMFS),
194 Wood Avenue South, Iselin, New Jersey 08830, is a wholly-owned subsidiary of PIFM. PMFS received the following fees for its services to the Funds for their fiscal years as described above.



                                                              TRANSFER AGENT
FUND                                                               FEES
----                                                          --------------
20/20 Focus.................................................    $  968,000
Active Balanced.............................................    $  248,600
Emerging Growth.............................................    $  280,000

                                                              TRANSFER AGENT
FUND                                                               FEES
----                                                          --------------
Equity Opportunity..........................................    $  212,800
Financal Services...........................................    $   75,100
Growth......................................................    $7,502,000
Health Sciences.............................................    $   99,000
Natural Resources...........................................    $  137,500
Small Company...............................................    $1,561,400
Stock Index.................................................    $1,401,400
Tax Equity..................................................    $  120,400
Tax Small-Cap...............................................    $  251,500
Technology..................................................    $  122,200
Utility.....................................................    $3,800,600



COMMISSIONS PAID TO PRUDENTIAL SECURITIES



    Prudential Securities, One Seaport Plaza, New York, New York 10292 is a wholly owned subsidiary of Prudential. Prudential Securities received the following commissions from each Fund, as of their fiscal years as described above:



                                               AGGREGATE AMOUNT OF COMMISSIONS
                                               PAID (% OF AGGREGATE BROKERAGE
FUND                                                    COMMISSIONS)
----                                           -------------------------------
20/20 Focus..................................        $23,198 (1.21%)
Active Balanced..............................               0
Emerging Growth..............................        $35,000 (1.20%)
Equity Opportunity...........................        $26,500 (2.86%)
Financial Services...........................               0
Growth.......................................        $541,200 (8.45%)
Health Sciences..............................               0
Natural Resources............................         $1,824 (1.43%)
Small Company................................        $12,515 (0.47%)
Stock Index..................................               0
Tax Equity...................................               0
Tax Small-Cap................................        $10,588 (3.38%)
Technology...................................         $2,862 (2.0%)
Utility......................................        $107,745 (3.11%)



AMENDED AGREEMENTS



    Pursuant to the Existing Agreements, PIFM, subject to the supervision of the Funds' Boards, and in conformity with the investment policies and restrictions of the Funds, manages both the investment operations of the Funds and the composition of the Funds' portfolios, including the purchase, retention, disposition and loan of securities or other assets. Under the Amended Agreements, PIFM may delegate the subadvisory function to one or more than one subadviser. As discussed in Proposal No. 3 above, PIFM would like the ability to manage in a "Manager-of-Managers" style in which PIFM would, among other things,
(i) continually evaluate the performance of the subadvisers to each Fund through qualitative and quantitative analysis and consultations with each subadviser,
(ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified or terminated and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. Under the Amended Agreements, PIFM must keep certain books and records of each Fund. PIFM also would administer each Fund's business affairs and furnish appropriate office facilities, together with ordinary clerical and bookkeeping services that are not furnished by the Funds' custodian and PMFS, the Funds' transfer and dividend disbursing agent. Officers and employees of PIFM serve as officers and Directors of the Funds without compensation.

    A model Amended Agreement under which PIFM would provide management services to the Funds is attached as Exhibit G-1 to this proxy statement. In brief, the Amended Agreement provides that:



    - PIFM will administer a Fund's business affairs and supervise the Fund's investments. Subject to Board approval, PIFM may select and employ one or more subadvisers for a Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell;



    - Subject to Board approval, PIFM may reallocate a Fund's assets among subadvisers;


    - PIFM (or a subadviser, acting under PIFM's supervision) will select brokers to effect trades for a Fund, and may pay a higher commission to a broker that provides bona fide research services;

    - PIFM will pay the salaries and expenses of any employee or officer of a Fund (other than the fees and expenses of the Fund's Independent Directors). Otherwise, the Fund pays its own expenses; and


    - For each Fund, PIFM will be paid at the same advisory fee rate as is currently charged to each such Fund under the Existing Agreements.



MATTERS CONSIDERED BY THE BOARD



    The proposal to present the Amended Agreements and, as to the PIC Funds, the Amended PIC Subadvisory Agreements, to shareholders was approved by the Board of each Fund, including the Independent Directors, on August 22, 2000. The Board Members received materials relating to the Amended Agreements and Amended PIC Subadvisory Agreements in advance of the meeting at which these Agreements were considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Board gave primary consideration to the fact that the rate of fees will not change and that the terms of the Amended Agreements were substantially similar to the Existing Agreements, except that, under the Amended Agreements, PIFM would be able to allocate Fund assets among subadvisers, subject to Board approval. The Board also gave weight to the fact that it was beneficial to conform the advisory structure of the Funds to the advisory structure already in place for other Prudential Mutual Funds. After consideration of all these factors, each Board concluded that adopting Proposal No. 4 is reasonable, fair and in the best interest of each Fund and its shareholders.



REQUIRED VOTE


    Approval of this Proposal as to a Fund requires the affirmative vote of a majority of that Fund's outstanding voting securities, as defined in the 1940 Act.


    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 4.


                  TO APPROVE CHANGES TO FUNDAMENTAL INVESTMENT
                           RESTRICTIONS AND POLICIES


                                 PROPOSAL NO. 5



THIS PROPOSAL APPLIES TO ALL OF THE FUNDS.


BACKGROUND

    The Board of each Fund has approved, and recommends that shareholders of the Fund approve, the amendment of certain fundamental investment restrictions and policies of the Fund.

    Each Fund has adopted fundamental investment restrictions and policies regarding the management of the Fund's investments. The designation of these restrictions and policies as "fundamental" means that they cannot be changed without shareholder approval. You are being asked to approve changes to your Fund's fundamental investment restrictions and policies in order to:
(a) provide the Fund's Manager and

Subadviser(s) with additional flexibility to pursue the Fund's investment objective; (b) allow the Fund to implement certain investment programs that may help the Fund to achieve economies of scale by participating in transactions with other Prudential Mutual Funds, such as joint investment in affiliated investment companies and an inter-fund lending program; and (c) eliminate investment restrictions that were imposed by state regulators that are no longer required or that were imposed years ago, but do not support the Manager's and Subadviser's current strategy to pursue your Fund's investment objective.

    The Funds have similar, although not identical, fundamental investment restrictions. Some of the differences are due to the Funds' different investment objectives. Other differences are due to historical evolution. We would like to realign the Funds' limits by establishing uniform fundamental investment restrictions, while achieving the goals described above. Consistency among the Funds' fundamental investment restrictions should also facilitate the management of the Funds since the Funds' Manager is expected to be better able to monitor compliance of the Funds if they have uniform investment restrictions.

    The 1940 Act requires a mutual fund to disclose, in its registration statement, its policy with respect to each of the following:

    - diversification

    - issuing senior securities

    - borrowing money, including the purpose for which the proceeds will be used

    - underwriting securities of other issuers

    - concentrating investments in a particular industry or group of industries

    - purchasing or selling real estate or commodities

    - making loans


    In addition to the above items, a mutual fund is free to designate as "fundamental" investment policies concerning other investment practices. Each Fund's Statement of Additional Information currently sets out fundamental restrictions with respect to, among other things, the specific practices listed above. As discussed below, the Board of each Fund recommends that some of those restrictions be amended.


SPECIFIC RECOMMENDATIONS


    The Board of each Fund has approved the adoption of a uniform set of fundamental investment restrictions. Each Fund's current fundamental investment restrictions appear in that Fund's Statement of Additional Information. In addition to variations among Funds arising from their historical development, there are also, and will continue to be, differences resulting from a Fund's investment objective, its operation as a non-diversified Fund or its intention to concentrate its investments in a specific industry or group of industries. Exhibit H provides a list of your Fund's current fundamental investment restrictions and the proposed revisions to each restriction.



    The proposed uniform fundamental investment restrictions and policies are as follows (the italicized information disclosed in brackets is explanatory and is not part of the restrictions):


        The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The term "majority of the Fund's outstanding voting securities" means the vote of the lesser of (i) 67% or more of the voting shares of the Fund represented at a meeting at which more than 50% of the outstanding voting shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of outstanding voting shares of the Fund.

        The Fund may not:


    (1) Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions") [THIS RESTRICTION IS NOT APPLICABLE TO THE FOLLOWING FUNDS THAT ARE CLASSIFIED AS NON-DIVERSIFIED: 20/20 FOCUS, FINANCIAL SERVICES, HEALTH SCIENCES AND TECHNOLOGY. IF PROPOSAL NO. 5(A)(II) IS APPROVED, THIS RESTRICTION ALSO WILL NOT BE APPLICABLE TO NATURAL RESOURCES AND UTILITY FUNDS.]



    (2) Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to [Directors/Trustees] pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.


    (3) Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.


    (4) Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.



    (5) Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. [THIS RESTRICTION IS NOT APPLICABLE TO THE FOLLOWING FUNDS THAT CONCENTRATE IN A SINGLE INDUSTRY OR GROUP OF INDUSTRIES:
       FINANCIAL SERVICES, HEALTH SCIENCES, TECHNOLOGY AND UTILITY; A FUND THAT DOES CONCENTRATE ITS INVESTMENT IN A SINGLE INDUSTRY OR GROUP OF INDUSTRIES AFFIRMATIVELY STATES ITS INTENTION TO CONCENTRATE IN ITS PROSPECTUS.]


    (6) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

        The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

        For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.


        For purposes of Investment Restriction 5, the Fund relies on The North American Industry Classification System published by the Bureau of Economic Analysis, U.S. Department of Commerce, in determining industry classification. The Fund's reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without shareholder approval.


        Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.


PROPOSAL 5(a)(i): FUND DIVERSIFICATION (ALL FUNDS EXCEPT: 20/20 FOCUS, FINANCIAL
  SERVICES, HEALTH SCIENCES, NATURAL RESOURCES, TECHNOLOGY AND UTILITY)



    Most of the Funds are operated as diversified investment companies under the 1940 Act. In general, this means that, with respect to 75% of the value of the Fund's total assets, the Fund invests in cash, cash items, obligations of the U.S. government, its agencies or instrumentalities, securities of other investment companies and other securities. The "other securities" are subject to the additional requirement that not more than 5% of total assets will be invested in the securities of a single issuer and that the Fund will not hold more than 10% of an issuer's outstanding voting securities.



    The proposed amendment would restrict a Fund that is operated as a diversified investment company from purchasing the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions, except to the extent that the Fund may be permitted to do so by exemptive order or similar relief. The restriction is accompanied by a note that explains what the 1940 Act currently requires for the Fund to be "diversified." The Fund would, however, be free to amend that note if applicable laws are amended or the Fund receives an exemption from the requirements imposed by applicable law.


    RECOMMENDATION: To provide flexibility as laws change or relief is obtained from the SEC or its Staff, while also requiring the Fund to comply with the currently applicable definition of a "diversified" investment company, the Board of each applicable Fund recommends that shareholders adopt the following as a fundamental investment restriction:

        The Fund may not:


       Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").


The following note accompanies this investment restriction:

       For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.


PROPOSAL 5(a)(ii): FUND NON-DIVERSIFICATION (NATURAL RESOURCES AND UTILITY FUNDS
  ONLY)



    Both Utility Fund and Natural Resources Fund are currently operated as diversified funds, meaning that the Funds cannot, as to 75% of their assets, invest more than 5% of their assets in the securities of any one issuer. The respective Boards approved a proposal to change the Funds from being diversified to non-diversified and recommend that shareholders approve the changes for each Fund. Jennison would then be able to invest more than 5% of the Fund's total assets in the securities of any one issuer. For Utility Fund, since the Fund concentrates in the securities of utilities companies (which include telecommunications companies, among others), the change will permit the portfolio managers to invest a greater proportion of the Fund's assets in a smaller number of issuers, which makes the Fund less diversified. Similarly, for Natural Resources Fund, the investment adviser has found that a large portion of the Fund's assets are invested in a small number of natural resource companies. Within the Fund's diversification constraints, the investment adviser cannot further invest in favored companies.


    Investing in a non-diversified fund involves greater risk than investing in a diversified mutual fund because a loss resulting from the decline in value of one security may represent a greater portion of the total assets of a non-diversified fund.


    Approval of this Proposal as to Utility Fund also will serve as approval of the separate restatement of its industry concentration policy, since the diversification and concentration policies both are currently contained in one investment restriction (see page H-10 of the proxy statement).


PROPOSAL 5(b): ISSUING SENIOR SECURITIES, BORROWING MONEY OR PLEDGING ASSETS
  (ALL FUNDS)

    All of the Funds are permitted to borrow money and pledge assets to secure such borrowings. However, the amount that may be borrowed, the purposes for which borrowings may be made, and the amount of securities that may be pledged vary among the Funds.


    The proposed amendment would allow each Fund to borrow money and pledge its assets to secure such borrowings to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. The restriction is accompanied by a note stating that if asset coverage for a borrowing falls below 300%, the Fund will take prompt action to reduce its borrowings. This note is to reflect the current requirement that the Fund limit borrowing to one-third of its total assets. However, a Fund would be free to amend its borrowing limitations if applicable law changes or the Fund receives an exemption from the requirements imposed by applicable law. No Fund currently has pending or currently proposes to file a request for exemptive relief to permit it to borrow with an asset coverage ratio of less than 300%. Moreover, there can be no assurance that the SEC Staff would grant exemptive or similar relief if requested.


    Keep in mind that borrowing money and pledging assets are not integral parts of your Fund's investment program. Under the proposed investment restriction, the Fund could borrow money for temporary, extraordinary or emergency purposes or for the clearance of transactions and to take advantage of investment opportunities. In the future, the Fund may seek to obtain an exemptive order from the SEC to allow the Fund to lend and borrow money from other Prudential Mutual Funds. If the Fund requests and obtains such relief, the borrowing Fund may be able to reduce the cost of borrowing money and the lending Fund may be able to generate interest income. The proposed investment restriction could, if adopted, provide each Fund with flexibility in adopting an inter-fund lending program if an exemptive order is obtained from the SEC, receipt of which cannot be assured.

    RISKS: If a Fund borrows money to invest in securities and the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed), the net asset value of the Fund's shares will decrease faster than would otherwise be the case.

This is the speculative factor known as "leverage." In order to reduce the risk presented by leverage, each of the Funds intends to not purchase portfolio securities when borrowings exceed 5% of the value of its total assets. This policy may be changed by the Directors.

    If the Fund's asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

    RECOMMENDATION: To provide flexibility as laws change or relief may be obtained from the SEC or its Staff, while also requiring the Fund to comply with currently applicable restrictions on issuing senior securities, borrowing money and pledging assets, the Board of each Fund recommends that shareholders adopt the following as a fundamental investment restriction:

        The Fund may not:


       Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to [Directors/Trustees] pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.


The following note accompanies this investment restriction:

       [I]f the Fund's asset coverage for borrowings permitted by Investment Restriction 2, above, falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

PROPOSAL 5(c): BUYING AND SELLING REAL ESTATE (ALL FUNDS)

    None of the Funds is permitted to buy or sell real estate. However, most of the Funds are permitted to invest in the securities of companies that invest in real estate or to invest in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate.

    The proposed investment restriction confirms that each Fund may not buy or sell real estate. The restriction also clarifies that each Fund may make investments in securities that are real estate-related, as described in the restriction. In addition, the amended investment restriction allows a Fund that holds real estate due to the enforcement of rights under an agreement or a security interest (not through a purchase of the real estate) to hold the real estate until it can be sold in an orderly manner.

    RISKS: The performance of real estate-related securities depends upon the strength of the real estate market and property management. Thus, investment performance can be affected by national and regional economic conditions, as well as other factors. These factors can have a more pronounced impact on performance than investments in other securities.

    RECOMMENDATION: To clarify the Fund's investment restriction with respect to investments in real estate-related securities, the Board of each Fund recommends that shareholders adopt the following as a fundamental investment restriction:

        The Fund may not:

       Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

PROPOSAL 5(d): BUYING AND SELLING COMMODITIES AND COMMODITY CONTRACTS (ALL
  FUNDS)


    None of the Funds is permitted to buy or sell commodities or commodity contracts. Many of the Funds are permitted to invest in financial futures contracts, options on financial futures contracts and forward currency exchange contracts, which are not viewed as commodity contracts for purposes of the fundamental restriction.



    The proposed investment restriction confirms that each Fund may not buy or sell commodities or commodity contracts. The restriction also clarifies that a Fund's investment in financial futures contracts, options on financial futures contracts and forward currency exchange contracts is not subject to the restriction applicable to commodity contracts. If your Fund intends to utilize financial futures contracts and options on financial futures contracts, a description of these instruments will appear in the Fund's Prospectus or Statement of Additional Information.



    RISKS: Financial futures contracts, options on financial futures contracts and forward currency exchange contracts may be used by a Fund as a hedging device or, in some circumstances, for speculation. Due to imperfect correlation between the price of futures contracts and movements in a currency or a group of currencies, the price of a futures contract may move more or less than the price of the currency or currencies being hedged. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risk. In the case of futures contracts on securities indices or a security, the correlation between the price of the futures contract and the movement of the index or security may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by your Fund's investment adviser may still not result in a successful hedging transaction.



    In addition, a Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. There is no assurance that a liquid market on an exchange will exist for any particular futures contract or option on a particular futures contract. If no liquid market exists for a particular futures contract or option on a futures contract in which a Fund invests, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option.



    Successful use of futures contracts, options on futures contracts and forward currency exchange contracts by a Fund is subject to the ability of an investment adviser to predict correctly movements in the direction of interest and foreign currency rates and the market generally. If the investment adviser's expectations are not met, the Fund would be in a worse position than if the strategy had not been pursued.


    RECOMMENDATION: In order to provide uniformity among the Funds' restriction applicable to investments in commodities and commodity contracts, the Board of each Fund recommends that shareholders adopt the following as a fundamental investment restriction:

        The Fund may not:


       Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and except that the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.



PROPOSAL 5(e): FUND CONCENTRATION (ALL FUNDS EXCEPT: FINANCIAL SERVICES, HEALTH
  SCIENCES, TECHNOLOGY AND UTILITY)


    Most of the Funds invest their portfolios to avoid "concentration" in a particular industry or group of industries. The 1940 Act requires that a mutual fund recite its policy regarding concentration. If a Fund has a policy not to concentrate, this means that, except for temporary defensive purposes, no more than 25% of the Fund's total assets will be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

    The proposed amendment is not intended to change any Fund's policy regarding concentration, but to provide uniformity in disclosure of the policy among those Funds having a policy not to concentrate their investments.

    RISKS: Although the Funds do not concentrate their investment in a particular industry or group of industries, they may, for temporary defensive purposes, do so. If this occurs, a Fund would, on a temporary basis, be subject to risks that may be unique or pronounced relating to a particular industry or group of industries. These risks could include greater sensitivity to inflationary pressures or supply and demand for a particular product or service.

    RECOMMENDATION: The Board of each applicable Fund recommends that shareholders adopt the following as a fundamental investment restriction:

        The Fund may not:


       Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.



PROPOSAL 5(f): ENGAGING IN UNDERWRITING (STOCK INDEX, SMALL COMPANY, EQUITY
  OPPORTUNITY AND GROWTH FUNDS ONLY)


    None of the Funds may act as an "underwriter" of securities, except to the extent that a Fund may be deemed to be an underwriter under federal securities laws when it disposes of certain securities held in its investment portfolio.

    The proposed amendment is not intended to change any Fund's policy regarding underwriting activity, but to provide uniformity in disclosure of the policy among the Funds.


    RECOMMENDATION: The Board of each applicable Fund recommends that shareholders adopt the following as a fundamental investment restriction:


        The Fund may not:

       Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

PROPOSAL 5(g): MAKING LOANS (ALL FUNDS)

    The Funds currently lend money and assets in limited situations. The Funds may, for example, purchase certain debt securities of governments, corporate issuers or banks, as described in each Fund's current registration statement and the proposed investment restriction.

    Each Fund also may engage in repurchase agreement transactions, where the Fund purchases securities from a broker or bank with an agreement by the seller to repurchase the securities at an agreed upon price at an agreed upon time. These transactions allow the Fund to invest its cash to generate income, usually on a short-term basis, while maintaining liquidity to honor its redemption obligations. Generating portfolio income through investment in repurchase agreements is not an integral part of your Fund's investment program. A Fund would engage in these transactions primarily to keep its cash fully invested, but available to meet redemption requests.

    The Funds have established a securities lending program where they use a securities lending agent to locate institutions that, on a temporary basis, seek to hold certain securities that are owned by a Fund. In these transactions, a Fund transfers its ownership interest in a security with the right to receive income from the borrower and the right to have the security returned to the Fund on short notice, for example, to enable the Fund to vote the securities. Securities lending allows a Fund to generate income on portfolio securities to enhance the Fund's returns.


    In recognition of the fact that the Funds do make loans of assets, the revised investment policy is intended to eliminate the current investment restriction. The new disclosure more accurately describes the Funds' lending activities and plans to make loans of assets in the future. The new policy would not prevent a Fund's purchase of debt securities, including investments in government securities, corporate debt securities and certain bank obligations. The new investment policy would also allow a Fund to engage in repurchase agreement transactions and securities lending without these activities being deemed prohibited loans.


    RISKS: Where a Fund engages in securities lending, it assumes a risk that a borrower fails to maintain the required amount of collateral. The Fund or its lending agent would be required to pursue the borrower for any excess replacement cost over the value of the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral if the borrower of the securities fails financially. To mitigate these risks, each Fund's investment adviser makes loans of portfolio securities only to firms determined to be creditworthy.

    In repurchase agreement transactions, a seller of a security agrees to repurchase that security from a Fund at a mutually agreed-upon time and price. The repurchase price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the transaction. If a seller fails to repurchase securities as required by its agreement with the Fund and the value of the collateral securing the repurchase agreement declines, the Fund may lose money. To address this risk, each Fund's investment adviser enters into repurchase agreements only with firms determined to be creditworthy.


    RECOMMENDATION: In order to provide uniformity among the Funds' policies applicable to making loans, including allowing the Funds to implement their securities lending program as described above, the Board of each Fund recommends that shareholders adopt the following as a fundamental investment policy:


       The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing is not considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

PROPOSAL 5(h): OTHER INVESTMENT RESTRICTIONS (ALL FUNDS)



    The Funds have adopted additional fundamental investment restrictions. Some of these investment restrictions were required to be designated as fundamental by state securities laws. These state securities laws have since been repealed or are otherwise no longer applicable to the Funds.



    To provide maximum flexibility in managing the Funds and uniformity in the restrictions applicable to the Funds, the Board of each Fund proposes that all investment restrictions and policies of each Fund apart from its investment objective and other than those listed in Proposals 5(a) through 5(g), be designated as non-fundamental. This means that each such investment restriction or policy could be changed by the Board of Directors, without shareholder approval, although shareholders would be informed of any material change to any non-fundamental restriction or policy prior to the change.



    Among the investment restrictions that would be designated as non-fundamental if Proposal No. 5(h) is approved is your Fund's limitation regarding investment in other mutual funds. The Funds have obtained an exemptive order from the SEC that allows each Fund to invest up to 25% of its assets in shares of an affiliated mutual fund. Such investment would be made to facilitate your Fund's investment of its cash and short-term investments. The ability to invest in an affiliated mutual fund should allow each Fund to reduce the administrative burdens and costs associated with investing in money market instruments and short-term debt securities. Each Fund would be permitted to invest in an affiliated mutual fund only if the investment is consistent with the Fund's investment objective and strategy. Currently, each Fund is subject to a fundamental or non-fundamental investment restriction that limits its investment to mutual funds that are purchased in the open market and so long as the Fund does not hold more than 3% of the outstanding voting securities of another investment company, will not invest more than 5% of its total assets in any one investment company and will not invest more than 10% of its total assets (determined at the time of investment) in any number of investment companies. If shareholders approve the designation of a Fund's investment in mutual funds as a non-fundamental investment restriction, we anticipate that such Fund's Board will amend the investment restriction to implement the cash management strategy permitted by the SEC relief. The Boards of some of the Funds also recently approved their investment in exchange-traded funds, subject to any necessary shareholder approval of the elimination of the fundamental investment restriction on the Funds' ability to invest in other investment companies.



    A second investment restriction that would be designated as non-fundamental if Proposal No. 5(h) is approved limits the Funds' ability to enter into short sales. The Boards of some of the Funds recently approved a recommendation by PIC that these Funds be permitted to make short sales, with up to 5% of a Fund's total assets allowed to be allocated to uncovered short sales. In a short sale, a Fund sells a security it doesn't own when the subadviser thinks that the value will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund then must buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risks. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security.



    The investment restrictions of each Fund that will be designated non-fundamental are included in Exhibit H. There is no current intention to change any of these, apart from the restrictions relating to investing in other investment companies and entering into short sales, as described above. The following is a general summary of the restrictions to be designated non-fundamental and the Funds to which they apply:



        1. Purchase securities on margin (except that the Fund may obtain such short-term loans as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin. (This restriction, or one substantially similar to this, as identified in Exhibit H, would become non-fundamental for 20/20 Focus, Stock Index, Natural Resources, Utility, Small Company, Tax Small-Cap, Emerging Growth, Equity Opportunity, Growth and Active Balanced.)



        2. Make short sales of securities or maintain a short position, subject to certain exceptions. (This restriction, or one substantially similar to this, as identified in Exhibit H and as modified pursuant to the previous discussion, would become non-fundamental for 20/20 Focus, Stock Index, Natural Resources, Utility, Small Company, Tax Small-Cap, Emerging Growth, Equity Opportunity, Growth and Active Balanced.)



        3. Make investments for the purpose of exercising control of management. (This restriction, or one substantially similar to this, as identified in Exhibit H, would become non-fundamental for 20/20 Focus, Natural Resources, Utility, Small Company, Tax Small-Cap, Emerging Growth, Equity Opportunity, Growth and Active Balanced.)



        4. Invest in securities of other investment companies, except, subject to certain restrictions, by purchases in the open market involving customary brokerage commissions. (This restriction, or one substantially similar to this, as identified in Exhibit H and as modified pursuant to the previous discussion, would become non-fundamental for 20/20 Focus, Natural Resources, Utility, Small Company, Tax Small-Cap, Emerging Growth, Equity Opportunity, Growth and Active Balanced.)



        5. Purchase more than 10% of all outstanding voting securities of any one issuer. (This restriction, or one substantially similar to this, as identified in Exhibit H, would become non-fundamental for 20/20 Focus, Stock Index, Natural Resources, Small Company, Tax Small-Cap, Emerging Growth, Equity Opportunity, Growth and Active Balanced.)



        6. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in or sponsor such programs. (This restriction, or one substantially similar to this, as identified in Exhibit H, would become non-fundamental for Stock Index, Natural Resources, Utility, Small Company, Equity Opportunity and Growth.)



        7. Purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) less than three years old. (This restriction, or one substantially similar to this, as identified in Exhibit H, would become non-fundamental for Natural Resources and Utility.)



    The specific investment restrictions and policies affected by this Proposal are identified in Exhibit H. If shareholders of a Fund approve Proposal
No. 5(h), all of the Fund's investment restrictions and policies apart from its investment objective and other than those listed in Proposals No. 5(a) through 5(g), will be non-fundamental. If shareholders of a Fund reject Proposal
No. 5(h), all of the Fund's current fundamental investment restrictions, apart from those described in Proposals No. 5(a) through 5(g), will remain fundamental.



REQUIRED VOTE


    Approval of these Proposals as to a Fund requires the affirmative vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.


    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS NO. 5(a) THROUGH 5(h).

          TO AMEND THE INVESTMENT OBJECTIVE OF EQUITY OPPORTUNITY FUND

                                 PROPOSAL NO. 6

    The Board is submitting for approval by shareholders of the Fund the following proposal to amend the investment objective of the Fund. The Board approved this proposal at a meeting held on October 25, 2000. For the reasons described below, the Board believes that the proposed changes are in the best interests of shareholders and recommends that shareholders approve the proposed amendment. The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval.

    The current investment objective for the Fund is long-term growth of capital and income with current income as a secondary objective. The Board has approved and recommends that the shareholders of the Fund approve an amendment to remove the income component of the Fund's investment objective. To reflect the change, the Fund's Prospectus will state: "The Fund's investment objective is long-term growth of capital."


    The Manager and Jennison, the Fund's Subadviser, have proposed the change in investment objective to allow the Fund to take greater advantage of capital appreciation opportunities. The proposed change in investment objective will allow Jennison more flexibility to invest for capital appreciation rather than having to focus on income-generating securities. Further, the Fund's management believes that repositioning the Fund in the multi-cap value category should provide shareholders with exposure to securities with stronger performance potential.



    For these reasons, the Board believes that the proposed changes are in the best interests of shareholders and therefore recommends that the shareholders approve the proposed amendment.



    If the change in investment objective is approved by shareholders, Jennison has indicated that the primary difference in how it may manage the Fund would be in purchasing fewer income-producing securities. As a result of this change, the Subadviser may, depending on market conditions, invest a greater percentage of the Fund's assets in securities of mid-cap or large-cap companies with good earnings growth prospects and attractive valuation levels. Therefore, if the change is approved, the Fund may be subject to more risk to the extent that it would be investing a greater proportion of its assets in these securities.



REQUIRED VOTE


    Approval of this Proposal requires the affirmative vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.


    THE BOARD OF EQUITY OPPORTUNITY FUND, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 6.


            TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
                      INDEPENDENT ACCOUNTANTS OF THE FUND

                                 PROPOSAL NO. 7

    The Board of each Fund, including a majority of the Independent Directors, has selected PricewaterhouseCoopers LLP as independent accountants for each Fund for the current fiscal year. PricewaterhouseCoopers LLP has served as independent accountants for the Funds for each year since at least 1996. The ratification of the selection of independent accountants is to be voted on at the Meeting and it is intended that the persons named in the accompanying proxy vote for PricewaterhouseCoopers LLP. No representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting.

    The Board policy regarding engaging independent accountants' services is that management may engage a Fund's principal independent accountants to perform any service normally provided by independent accounting firms, provided that such service meets the independence requirements of the

American Institute of Certified Public Accountants and the SEC. The Audit Committee will review and approve services provided by the independent accountants prior to their being rendered. The Audit Committee responsibilities have been summarized in Proposal No. 1. Each Board also receives a report from its Audit Committee relating to all services after they have been performed by a Fund's independent accountants.


REQUIRED VOTE


    The affirmative vote of at least a majority of the shares present, in person or by proxy, at the Meeting is required for ratification as to each Fund.


    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 7.

                             ADDITIONAL INFORMATION


    The solicitation of proxies, the cost of which will be borne mostly by the Funds, will be made primarily by mail but also may include telephone or oral communications by regular employees of Prudential Securities or PIFM, who will not receive any compensation therefor from the Funds or by Georgeson Shareholder Communications Inc., a proxy solicitation firm retained by the Funds, who will be paid the approximate fees and expenses for soliciting services set forth below. Proxies may be recorded pursuant to (i) electronically transmitted instructions or (ii) telephone instructions obtained through procedures reasonably designed to verify that the instructions have been authorized. Soliciting fees and expenses payable to Shareholder Communications Corporation by a particular Fund are a function of the number of shareholders in that Fund. Twenty-five percent of the cost of the Meetings will be borne by PIFM.



                                                         ESTIMATED SOLICITATION
FUND                                                       FEES AND EXPENSES
----                                                     ----------------------
20/20 Focus............................................         $129,817
Active Balanced........................................         $  6,590
Growth.................................................         $ 24,314
Equity Opportunity.....................................         $504,135
Financial Services.....................................         $ 29,260
Emerging Growth........................................         $118,793
Health Sciences........................................         $ 47,782
Natural Resources......................................         $ 12,627
Small Company..........................................         $106,573
Stock Index............................................         $ 88,170
Tax Equity.............................................         $ 30,025
Tax Small-Cap..........................................         $ 18,070
Technology.............................................         $ 94,472
Utility................................................         $327,263


                             SHAREHOLDER PROPOSALS

    Any shareholder who wishes to submit a proposal to be considered at a Fund's next meeting of shareholders should send the proposal to that Fund at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

    The Funds will not be required to hold annual meetings of shareholders if the election of Board Members is not required under the 1940 Act. It is the present intention of the Board of each Fund not to hold annual meetings of shareholders unless such shareholder action is required.

    Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS


    Management knows of no business to be presented at the Meetings other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote according to their best judgment in the interest of the Funds.



                                          Marguerite E. H. Morrison
                                          SECRETARY



December 8, 2000


   It is important that you execute and return ALL of your proxies promptly.

                      INDEX TO EXHIBITS TO PROXY STATEMENT


Exhibit A    Five Percent Shareholder Report

Exhibit B    Year in Which Each Current Board Member Standing for
             Re-election Became a Member of the Board

Exhibit C    Fund Ownership of Nominees and Current Board Members
             Standing for Election

Exhibit D    Board and Committee Information

Exhibit E    Officer Information

Exhibit F    Form of Subadvisory Agreement with Jennison

Exhibit G-1  Form of Management Agreement

Exhibit G-2  Form of Subadvisory Agreement with PIC

Exhibit H    Fundamental Restrictions

                                                                       EXHIBIT A

                        FIVE PERCENT SHAREHOLDER REPORT


    As of November 3, 2000, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of the Funds are listed below. With respect to Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund (each a series of Prudential Sector Funds, Inc.) and Prudential 20/20 Focus Fund, there were no beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of each of the respective Funds as of November 3, 2000.



FUND NAME                                             REGISTRATION                  SHARES     (PERCENT)
---------                                ---------------------------------------  ----------   ---------
Prudential Index Series Fund
  Prudential Stock Index Fund (Class A)  Atticus Trust Company                        68,416    (7.24%)
                                         RE: J. K. Tuerk Settlement
                                         3 Charles Street St Helier
                                         Jersey JE2 4SF
                                         Channel Islands
                                         United Kingdom

                                         National Investor Services                   54,753    (5.79%)
                                         FBO 512-51526-28
                                         55 Water Street
                                         32nd Floor
                                         New York, NY 10041

                                         The Prudential Insurance                    239,558   (25.34%)
                                         Company
                                         Derivatives Management Group C
                                         Attn: Linda Bitondo
                                         2 Gateway Center
                                         10th Floor
                                         Mailstop NJ 04-10-5A
                                         Newark, NJ 07102

  Prudential Stock Index Fund (Class Z)  Pru Defined Contributions                 4,727,902   (15.15%)
                                         FBO PRU - DC QUALIFIED CLIENTS
                                         Attn: John Surdy
                                         30 Scranton Office Park
                                         Moosic, PA 18507

                                         Prudential Trust Company                 10,828,177   (34.71%)
                                         FBO PRU - DC CLIENTS
                                         Attn: John Surdy
                                         30 Scranton Office Park
                                         Moosic, PA 18507

                                         Pru Defined Contributions                 1,614,369    (5.17%)
                                         Attn: John Surdy
                                         30 Scranton Office Park
                                         Moosic, PA 18507

  Prudential Stock Index Fund (Class I)  MasterShare Restricted                   10,426,107   (22.17%)
                                         Account
                                         113 Gail Court
                                         E. Northport, NY 11731

FUND NAME                                             REGISTRATION                  SHARES     (PERCENT)
---------                                ---------------------------------------  ----------   ---------
                                         Prudential Trust Company                 16,637,304   (35.38%)
                                         FBO Prudential Employee Saving Pl
                                         Attn: Leann Yannuzzi
                                         30 Ed Preate Dr.
                                         Scranton, PA 18507

                                         Prudential Trust Company                 13,193,152   (28.05%)
                                         FBO PRU - DC CLIENTS
                                         Attn: John Surdy
                                         30 Scranton Office Park
                                         Moosic, PA 18507

                                         Marquette Trust Co                        4,047,342    (8.61%)
                                         CO TTEE STST
                                         Hawaii Deferred Compensation P
                                         Marquette Trust Company
                                         Attn: Ann Mejia DCA/TR Adminis
                                         13100 Wayzata Blvd.
                                         Minnetonka, MN 55305

Prudential Natural Resources Fund, Inc.  Grandview Pharmacy Inc.                       9,935    (5.12%)
  (Class C)                              Profit Sharing Plan
                                         Howard Eldridge Trustee
                                         Ralph Eldridge Trustee
                                         2230 N Park Rd.
                                         Connersville, IN 47331

                                         Prudential Securities C/F                    11,455    (5.90%)
                                         Mr Lawrence G Scheer
                                         IRA DTD 06/14/00
                                         11501 Rosewood St.
                                         Leawood, KS 66211-2015

Prudential Natural Resources Fund, Inc.  Prudential Trust Company                    168,386   (57.12%)
  (Class Z)                              FBO PRU-DC Trust Accounts
                                         ATTN John Surdy
                                         30 Scranton Office Park
                                         Moosic, PA 18507-1796

                                         Pru Defined Contributions Svcs               32,821   (11.13%)
                                         FBO PRU - NON-TRUST ACCOUNTS
                                         Attn: John Surdy
                                         30 Scranton Office Park
                                         Moosic, PA 18507

Prudential Sector Funds, Inc.

  Prudential Utility Fund (Class C)      Prudential Trust Company                    165,057    (6.54%)
                                         FBO St. Charles Trading, Inc.
                                         650 N. Raddant Rd.
                                         Batavia, IL 60510

Prudential Small Company Fund, Inc.      Prudential Trust Co                         315,399   (21.06%)
  (Class C)                              FBO BPA International, Inc
                                         270 Madison Avenue
                                         New York, NY 10016

FUND NAME                                             REGISTRATION                  SHARES     (PERCENT)
---------                                ---------------------------------------  ----------   ---------
Prudential Small Company Fund, Inc.      Pru Defined                                 957,717   (13.85%)
  (Class Z)                              Contribution Svcs
                                         Attn: JOHN SURDY
                                         FBO PRU - NON-TRUST ACCOUNTS
                                         30 Scranton Office Park
                                         Moosic, PA 18507

                                         Prudential Trust                          1,795,998   (25.98%)
                                         Company
                                         FBO PRU - DC - TRUST ACCOUNTS
                                         Attn: JOHN SURDY
                                         30 Scranton Office Park
                                         Moosic, PA 18507

Prudential Tax-Managed Funds

  Prudential Tax-Managed Equity Fund     Mark A. Davis                               476,232    (6.39%)
    (Class A)                            Investment Account
                                         4305 Churchill Downs Dr.
                                         Austin, TX 78746-1104

Prudential Tax-Managed Small-Cap Fund,   Bost & Company C/F                           11,945   (10.27%)
  Inc. (Class Z)                         A/C # 7018109010
                                         PO Box 534005
                                         Pittsburgh, PA 15253

Prudential U.S. Emerging Growth Fund,    Pru Defined Contributions                   155,818    (5.22%)
  Inc. (Class Z)                         FBO PRU DC QUALIFIED Clients
                                         Attn: John Surdy
                                         30 Scranton Office Park
                                         Moosic, PA 18507

                                         Prudential Trust Company                    291,801    (9.78%)
                                         FBO PRU DC CLIENTS
                                         Attn: John Surdy
                                         30 Scranton Office Park
                                         Moosic, PA 18507

The Prudential Investment Portfolios,
  Inc.

  Prudential Active Balanced Fund        Prudential Trust Company                    295,260   (20.87%)
    (Class A)                            FBO PRU - DC TRUST ACCOUNTS
                                         ATTN: John Surdy
                                         30 Scranton Office Park
                                         Moosic, PA 18507

                                         The Prudential Insurance                    204,959   (14.49%)
                                         Company
                                         Derivatives Management Group C
                                         Attn: Linda Bitondo
                                         2 Gateway Center
                                         10th Floor
                                         Mailstop NJ 04-10-5A
                                         Newark, NJ 07102

                                         Prudential Bank & Trust C/F                  78,788    (5.57%)
                                         Consuelo Rua
                                         IRA DTD 09/21/00
                                         450 Rovino Ave
                                         Coral Gables, FL 33156-4261

FUND NAME                                             REGISTRATION                  SHARES     (PERCENT)
---------                                ---------------------------------------  ----------   ---------
  Prudential Active Balanced Fund        Prudential Trust Company                     20,953    (9.65%)
    (Class C)                            FBO TOPCO, INC
                                         107 Trumball Street
                                         Elizabeth, NJ 07206

  Prudential Active Balanced Fund        Pru Defined Contribution                  4,006,954   (38.00%)
    (Class Z)                            Svcs FBO Pru-DC Qualified Clients
                                         Attn: John Surdy
                                         30 Scranton Office Park
                                         Moosic, PA 18507

                                         Prudential Trust Company                  6,515,131   (61.79%)
                                         FBO Pru-DC Clients
                                         Attn: John Surdy
                                         30 Scranton Office Park
                                         Moosic, PA 18507

The Prudential Investment Portfolios,
  Inc.

  Prudential Jennison Equity             Pru Trust Company                           655,180   (14.05%)
    Opportunity Fund (Class A)           FBO PRU - DC- TRUST ACCOUNTS
                                         New Business Account
                                         Attn: John Surdy
                                         30 Scranton Office Park
                                         Moosic, PA 18507

  Prudential Jennison Equity             Pru Defined Contribution                    306,027   (21.26%)
    Opportunity Fund (Class Z)           Svcs
                                         FBO Pru-Non-Trust Accounts
                                         Attn: John Surdy
                                         30 Scranton Office Park
                                         Moosic, PA 18507

                                         Prudential Trust Company                    304,837   (21.18%)
                                         FBO Pru-DC Trust Accounts
                                         Attn: John Surdy
                                         30 Scranton Office Park
                                         Moosic, PA 18507

The Prudential Investment Portfolios,
  Inc.

  Prudential Jennison Growth Fund        Prudential Trust Company                  4,132,425    (5.64%)
    (Class A)                            FBO PRU - DC Trust Accounts
                                         Attn: John Surdy
                                         30 Scranton Office Park
                                         Moosic, PA 18507

  Prudential Jennison Growth Fund        Prudential Trust Company                 51,759,393   (43.32%)
    (Class Z)                            FBO Prudential Employee Saving Plan
                                         Attn: Leann Vannuzzi
                                         30 Ed Preate Dr.
                                         Scranton, PA 18507

                                         Prudential Trust Company                 39,371,067   (32.96%)
                                         FBO Pru-DC Trust Accounts
                                         Attn: John Surdy
                                         30 Scranton Office Park
                                         Moosic, PA 18507

FUND NAME                                             REGISTRATION                  SHARES     (PERCENT)
---------                                ---------------------------------------  ----------   ---------
                                         Boston Safe Deposit & Trust              12,509,667   (10.47%)
                                         As Trustee K-Mart PRT S
                                         Core Account
                                         1 Cabot Road # 28-0035
                                         Medford, MA 02155

                                                                       EXHIBIT B


                  YEAR IN WHICH CURRENT BOARD MEMBER STANDING
                  FOR RE-ELECTION BECAME A MEMBER OF THE BOARD


                                                                                                     TAX
                               STOCK     INVESTMENT    NATURAL     SMALL                  TAX       SMALL-    EMERGING    20/20
DIRECTORS/TRUSTEES             INDEX     PORTFOLIOS   RESOURCES   COMPANY     SECTOR     EQUITY      CAP       GROWTH     FOCUS
------------------            --------   ----------   ---------   --------   --------   --------   --------   --------   --------
Fenster, Saul K. ...........    2000        2000        2000        2000       2000       2000       2000       2000       2000
Gold, Delayne D. ...........    1996        1996        1996        1982       1981       1998       1997       1996       1998
Gunia, Robert F. ...........    1996        1996        1996        1996       1996       1998       1997       1996       1998
McCorkindale, Douglas H. ...    1996        1996        2000        1996       1996       1998       1997       1996       1998
McDonald, Jr., W. Scott ....    2000        2000        2000        2000       2000       2000       2000       2000       2000
Mooney, Thomas T. ..........    1996        1996        2000        1996       1996       1998       1997       1996       1998
Munn, Stephen P. ...........    1996        1996        2000        1991       1996       1998       1997       1996       1998
Odenath, Jr., David R. .....    1999        1999        1999        1999       1999       1999       1999       1999       1999
Redeker, Richard A. ........    1996        1995        2000        1995       1993       1998       1997       1996       1998
Rice, Judy A. ..............    2000        2000        2000        2000       2000       2000       2000       2000       2000
Smith, Robin B. ............    1996        1995        1996        1996       1996       1998       1997       1996       1998
Weil, III, Louis A. ........    1996        1996        2000        1991       1996       1998       1997       1996       1998
Whitehead, Clay T. .........    1996        1996        1999        1996       1996       1998       1997       1996       1998

                                                                       EXHIBIT C

                     FUND OWNERSHIP OF NOMINEES AND CURRENT
                      BOARD MEMBERS STANDING FOR ELECTION


                  NUMBER OF SHARES HELD AS OF NOVEMBER 3, 2000



DIRECTOR/                     20/20      ACTIVE    EMERGING     EQUITY      FINANCIAL               HEALTH     NATURAL     SMALL
TRUSTEE                       FOCUS     BALANCED    GROWTH    OPPORTUNITY   SERVICES     GROWTH    SCIENCE    RESOURCES   COMPANY
-------                      --------   --------   --------   -----------   ---------   --------   --------   ---------   --------
Saul K. Fenster............
Delayne Dedrick Gold.......                892                   1,356                    1,342                            1,080
Robert F. Gunia............
Douglas H. McCorkindale....     855                   782                                   730                              909
W. Scott McDonald, Jr......                                                                 509
Thomas T. Mooney...........     300                   672                                 4,256                              413
Stephen P. Munn............   5,247        980      3,298        1,168         500          849      500                     833
David R. Odenath, Jr.......                                                               2,206
Richard A. Redeker.........                           552                                15,846
Judy A. Rice...............   2,207                                                       7,675                            3,721
Robin B. Smith.............     449        110        589           23          31        2,247       23            812      693
Louis A. Weil, III.........     754      1,390        297          408                      818                              875
Clay T. Whitehead..........

                                                     TAX
DIRECTOR/                     STOCK       TAX       SMALL-
TRUSTEE                       INDEX      EQUITY      CAP      TECHNOLOGY   UTILITY
-------                      --------   --------   --------   ----------   --------
Saul K. Fenster............
Delayne Dedrick Gold.......                                                  6,458
Robert F. Gunia............
Douglas H. McCorkindale....               112          409                   1,664
W. Scott McDonald, Jr......
Thomas T. Mooney...........    309                               492         1,639
Stephen P. Munn............    128        500                    511         2,552
David R. Odenath, Jr.......                                                  1,619
Richard A. Redeker.........
Judy A. Rice...............                                                 10,881
Robin B. Smith.............    604        426          560        29         2,238
Louis A. Weil, III.........               446
Clay T. Whitehead..........

                                                                       EXHIBIT D


                      BOARD AND COMMITTEE INFORMATION (1)



                                   PRUDENTIAL   PRUDENTIAL   PRUDENTIAL   PRUDENTIAL   PRUDENTIAL    PRUDENTIAL
                                     20/20        INDEX       NATURAL       SECTOR       SMALL      TAX-MANAGED     PRUDENTIAL
                                     FOCUS        SERIES     RESOURCES      FUNDS,      COMPANY      SMALL-CAP     TAX-MANAGED
                                      FUND         FUND      FUND, INC.      INC.      FUND, INC.    FUND, INC.    EQUITY FUND
                                      -------   ----------   ----------   ----------   ----------   ------------   ------------
Annual Fee(2)....................       N/A          N/A          N/A          N/A          N/A           N/A            N/A
Fee for Attendance at Board
  Meetings(2)....................       N/A          N/A          N/A          N/A          N/A           N/A            N/A
Fee for Attendance at Committee
  Meetings(2)....................       N/A          N/A          N/A          N/A          N/A           N/A            N/A
Number of Board Meetings during
  the Last Fiscal Year...........         6            6            6            6            6             6              6
Number of Audit Committee
  Meetings during the Last Fiscal
  Year*..........................         4            4            4            4            4             4              4
Number of Nominating Committee
  Meetings during the Fiscal
  Year*..........................         2            1            1            1            1             1              1
Size of Current Board............        13           13           10           13           13            13             13

                                   PRUDENTIAL       THE
                                      U.S.      PRUDENTIAL
                                    EMERGING    INVESTMENT
                                     GROWTH     PORTFOLIOS,
                                   FUND, INC.      INC.
                                   ----------   -----------
Annual Fee(2)....................       N/A          N/A
Fee for Attendance at Board
  Meetings(2)....................       N/A          N/A
Fee for Attendance at Committee
  Meetings(2)....................       N/A          N/A
Number of Board Meetings during
  the Last Fiscal Year...........         6            6
Number of Audit Committee
  Meetings during the Last Fiscal
  Year*..........................         4            4
Number of Nominating Committee
  Meetings during the Fiscal
  Year*..........................         1            1
Size of Current Board............        13           13


----------------------------------


* Only the Independent Directors serve on the Fund's Audit and Nominating Committees.


(1) No fund within the Fund Complex has a bonus, pension, profit sharing or retirement plan.


(2) While Board and Committee members do not receive attendance fees, they do receive compensation for Board and Committee membership. See page 5 of this proxy statement. No Director attended fewer than 75% of the total number of Board and Committee meetings during the last fiscal year of each Fund.

                                                                       EXHIBIT E


                              OFFICER INFORMATION


                                                                             OFFICER SINCE
                                               --------------------------------------------------------------------------
NAME, AGE, PRINCIPAL                                                                           TAX-    TAX-
BUSINESS OCCUPATION FOR THE                    20/20 STOCK INVESTMENT NATURAL          SMALL   MANAGED MANAGED   EMERGING
PAST FIVE YEARS                     OFFICE     FOCUS INDEX PORTFOLIOS RESOURCES SECTOR COMPANY EQUITY  SMALL-CAP GROWTH
---------------------------         ------     ----- ----- ---------- --------- ------ ------- ------- --------- --------
David R. Odenath, Jr. (43)          President  2000  2000       2000      2000   2000    2000    2000      2000     2000
President (since June 1999) of
Prudential Investments; President,
Chief Executive Officer and Chief
Operating Officer (since June
1999) of Prudential Investments
Fund Management LLC (PIFM); Senior
Vice President (since June 1999)
of The Prudential Insurance
Company of America Prudential;
formerly Senior Vice President
(Prudential) (August 1993-May
1999) of PaineWebber Group, Inc.

Robert F. Gunia (53),               Vice       1997  1992       1995      1987   1987    1987    1998      1998     1996
Executive Vice President and Chief  President
Administrative Officer (since June
1999) of Prudential Investments;
Corporate Vice President (since
September 1997) of Prudential;
Executive Vice President and
Treasurer (since December 1996) of
PIFM; President (since April 1999)
of Prudential Investment
Management Services LLC (PIMS);
formerly Senior Vice President
(March 1987-
May 1999) of Prudential Securities
Incorporated (Prudential
Securities); formerly Chief
Administrative Officer
(July 1990-September 1996),
Director (January 1989-September
1996), and Executive Vice
President, Treasurer and Chief
Financial Officer (June 1987-
September 1996) of Prudential
Mutual Fund Management, Inc.

Grace C. Torres (41),               Treasurer  1997  1997       1998      1997   1998    1998    1998      1997     1996
First Vice President (since         and
December 1996) of PIFM; First Vice  Principal
President (since                    Financial
March 1994) of Prudential           and
Securities; formerly First Vice     Accounting
President (March 1994-September     Officer
1996), Prudential Mutual Fund
Management, Inc.

                                                                             OFFICER SINCE
                                               --------------------------------------------------------------------------
NAME, AGE, PRINCIPAL                                                                           TAX-    TAX-
BUSINESS OCCUPATION FOR THE                    20/20 STOCK INVESTMENT NATURAL          SMALL   MANAGED MANAGED   EMERGING
PAST FIVE YEARS                     OFFICE     FOCUS INDEX PORTFOLIOS RESOURCES SECTOR COMPANY EQUITY  SMALL-CAP GROWTH
---------------------------         ------     ----- ----- ---------- --------- ------ ------- ------- --------- --------
Marguerite E. H. Morrison (44),     Secretary  1999  1999       1999    2000     1999    1999    1999      1999     1999
Department Vice President and
Chief Legal Officer (since August
2000) of the Mutual Funds Law
Division of Prudential; Vice
President and Associate General
Counsel (since December 1996) of
PIFM; formerly Vice President and
Associate General Counsel
(September 1987-
September 1996) of Prudential
Securities; Vice President and
Associate General Counsel
(June 1991-September 1996) of
Prudential Mutual Fund
Management, Inc.

William V. Healey (46),             Assistant  2000  2000       2000    2000     2000    2000    2000      2000     2000
Assistant Secretary, Vice           Secretary
President and Associate General
Counsel of Prudential and Chief
Legal Officer of Prudential
Investments (since August 1998);
Director, ICI Mutual Insurance
Company (since June 1999);
formerly Associate General Counsel
of The Dreyfus Corporation
(Dreyfus), a subsidiary of Mellon
Bank, N.A. (Mellon Bank), and an
officer and/or director of various
affiliates of Mellon Bank and
Dreyfus.

Jonathan Shain (42),                Assistant  2000  2000       2000     --      2000    2000    2000      2000     2000
Assistant General Counsel of        Secretary
Prudential (since August 1998);
formerly, Attorney with Fleet
Bank, N.A. (January 1997-July
1998) and Associate Counsel
(August 1994-January 1997) of New
York Life Insurance Company.

                                                                       EXHIBIT F

                                     [FUND]

                             SUBADVISORY AGREEMENT


    Agreement made as of this   day of            , 2001, between Prudential
Investments Fund Management LLC (PIFM or the Manager) and Jennison Associates LLC (the Subadviser or Jennison).


    WHEREAS, the Manager has entered into a Management Agreement, dated      ,
2001 (the Management Agreement), with [FUND] (the Fund), a [Delaware business trust/Maryland corporation] and a [diversified/nondiversified], open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PIFM acts as Manager of the Fund; and


    WHEREAS, PIFM desires to retain the Subadviser to provide investment advisory services to the Fund [on behalf of its series, (individually and collectively, with the Fund, referred to herein as the Fund)] and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and


    WHEREAS, this Agreement is intended to supersede the agreement, dated
         , 2000, between PIFM and the Subadviser:

    NOW, THEREFORE, the Parties agree as follows:


    1. (a) Subject to the supervision of the Manager and the Board of Directors/Trustees of the Fund, the Subadviser shall manage such portion of the investment operations of the Fund as the Manager shall direct and shall manage the composition of the Fund's portfolio(s), including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the Prospectus), and subject to the following understandings:


               (i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.


               (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the [Articles of Incorporation/Agreement and Declaration of Trust], By-Laws and Prospectus of the Fund and with the instructions and directions of the Manager and of the Board of Directors/Trustees of the Fund, co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission.



               (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Directors/Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the

           Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Fund with such brokers or futures commission merchants, subject to review by the Fund's Board of Directors/Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.


               On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

               (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Directors/Trustees such periodic and special reports as the Directors/Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors/Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

               (v) The Subadviser shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.


               (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser to the Fund through quantitative and qualitative analysis and consultations with the Subadviser,
           (ii) periodically make recommendations to the Fund's Board as to whether the contract with the Subadviser should be renewed, modified, or terminated and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

        (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Directors/Trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.


        (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.


        (d) The Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 and other applicable state and federal regulations.

        (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and
    (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

    2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement.

    3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A.

    4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

    5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors/Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

    6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Director/Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

    7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

    8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

    9.  This Agreement shall be governed by the laws of the State of New York.

    IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                                     PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC

                                                     By:
                                                          --------------------------------------------
                                                          Robert F. Gunia
                                                          EXECUTIVE VICE PRESIDENT

                                                     JENNISON ASSOCIATES LLC

                                                     By:
                                                          --------------------------------------------
                                                          Karen E. Kohler
                                                          EXECUTIVE VICE PRESIDENT

                                   SCHEDULE A


Prudential 20/20 Focus Fund.................................         0.375%
Prudential Natural Resources Fund, Inc......................         0.375%
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund......................         0.375%*
    Prudential Technology Fund..............................         0.375%*
    Prudential Utility Fund.................................   0.300% to $250 mil.
                                                              0.238% next $500 mil.
                                                              0.203% next $750 mil.
                                                              0.170% next $500 mil.
                                                               0.140% next $2 bil.
                                                               0.122% next $2 bil.
                                                               0.105% over $6 bil.
Prudential Small Company Fund, Inc..........................         0.455%
Prudential U.S. Emerging Growth Fund, Inc...................         0.300%


------------------------


* As to the Strategically Managed segment's assets

                                                                     EXHIBIT G-1


                                     [FUND]

                              MANAGEMENT AGREEMENT

    Agreement made this    day of          , 2001, between             , a
[Delaware business trust/ Maryland corporation] (the Fund), and Prudential Investments Fund Management LLC, a New York limited liability company (the Manager).

                              W I T N E S S E T H

    WHEREAS, the Fund is a [diversified/nondiversified], open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

    WHEREAS, the Fund desires to retain the Manager to render or contract to obtain as hereinafter provided investment advisory services to the Fund and the Fund also desires to avail itself of the facilities available to the Manager with respect to the administration of its day-to-day business affairs, and the Manager is willing to render such investment advisory and administrative services;

    NOW, THEREFORE, the parties agree as follows:


    1. The Fund hereby appoints the Manager to act as manager of the Fund and each series thereof, if any (each a Portfolio), and as administrator of its business affairs for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided. Subject to the approval of the Board of Directors/ Trustees of the Fund, the Manager is authorized to enter into a subadvisory agreement with The Prudential Investment Corporation, Jennison Associates LLC, or any other subadviser, whether or not affiliated with the Manager (each, a Subadviser), pursuant to which such Subadviser shall furnish to the Fund the investment advisory services in connection with the management of the Fund (each, a Subadvisory Agreement). Subject to the approval of the Board of Directors/Trustees of the Fund, the Manager is authorized to retain more than one Subadviser for the Fund or any Portfolio, and if the Fund or any Portfolio has more than one Subadviser, the Manager is authorized to allocate the Fund's or the Portfolio's assets among the Subadvisers. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any Subadvisory Agreement. The Fund and Manager understand and agree that the Manager may manage the Fund in a "manager-of-managers" style with either a single or multiple Subadvisers, which contemplates that the Manager will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (SEC): (i) continually evaluate the performance of the Subadviser to the Fund and to each Portfolio, if applicable, through quantitative and qualitative analysis and consultations with such Subadviser; (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more Subadvisers should be renewed, modified, or terminated; and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. The Fund recognizes that, subject to the approval of the Board of Directors/Trustees of the Fund, a Subadviser's services may be terminated or modified pursuant to the "manager-of-managers" process and that the Manager may appoint a new Subadviser for a Subadviser that is so removed.


    2. Subject to the supervision of the Board of Directors/Trustees of the Fund, the Manager shall administer the Fund's business affairs and, in connection therewith, shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities and, subject to Section 1 hereof and any Subadvisory Agreement, the Manager shall manage the investment operations of the Fund and the composition of the Fund's or Portfolio's portfolio including the purchase, retention and

                                     G-1(a)
disposition thereof, in accordance with the Fund's and each Portfolio's investment objectives, policies and restrictions as stated in the Fund's SEC registration statement, and subject to the following understandings:

        (a) The Manager (or a Subadviser under the Manager's supervision) shall provide supervision of the Fund's and each Portfolio's investments, and shall determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Fund and each Portfolio, and what portion of the assets will be invested or held uninvested as cash.

        (b) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the [Articles of Incorporation/Agreement and Declaration of Trust] and By-Laws of the Fund and the Fund's SEC registration statement and with the instructions and directions of the Board of Directors/Trustees of the Fund, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations. In connection therewith, the Manager shall, among other things, prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the SEC.

        (c) The Manager (or the Subadviser under the Manager's supervision) shall determine the securities and futures contracts to be purchased or sold by the Fund and each Portfolio and will place orders pursuant to its determinations with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) in conformity with the policy with respect to brokerage as set forth in the Fund's Registration Statement or as the Board of Directors/Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Manager (or the Subadviser under the Manager's supervision) will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Manager (or Subadviser under the Manager's supervision) may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Manager (or Subadviser) may be a party. It is understood that Prudential Securities Incorporated (or a broker-dealer affiliated with a Subadviser) may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Manager (or Subadviser) have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants, and that such brokers or futures commission merchants may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager (or the Subadviser under the Manager's supervision) is authorized to pay higher brokerage commissions for the purchase and sale of securities and futures contracts for the Fund to brokers or futures commission merchants who provide such research and analysis, subject to review by the Fund's Board of Directors/Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such broker or futures commission merchant may be useful to the Manager (or the Subadviser) in connection with its services to other clients.

        On occasions when the Manager (or a Subadviser under the Manager's supervision) deems the purchase or sale of a security or a futures contract to be in the best interest of the Fund as well as other clients of the Manager (or the Subadviser), the Manager (or Subadviser), to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager (or the Subadviser) in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

                                     G-1(b)

        (d) The Manager (or the Subadviser under the Manager's supervision) shall maintain all books and records with respect to the Fund's portfolio transactions and shall render to the Fund's Board of Directors/Trustees such periodic and special reports as the Board may reasonably request.

        (e) The Manager (or the Subadviser under the Manager's supervision) shall be responsible for the financial and accounting records to be maintained by the Fund (including those being maintained by the Fund's Custodian).

        (f) The Manager (or the Subadviser under the Manager's supervision) shall provide the Fund's Custodian on each business day information relating to all transactions concerning the Fund's assets.

        (g) The investment management services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar services to others.

        (h) The Manager shall make reasonably available its employees and officers for consultation with any of the Directors/Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

    3. The Fund has delivered to the Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

        (a) [Articles of Incorporation/Agreement and Declaration of Trust];

        (b) By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

        (c) Certified resolutions of the Board of Directors/Trustees of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

        (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the Registration Statement), as filed with the SEC relating to the Fund and its shares of [common stock/beneficial interest] and all amendments thereto; and

        (e) Prospectus and Statement of Additional Information of the Fund and each of its Portfolios.

    4. The Manager shall authorize and permit any of its officers and employees who may be elected as Directors/Trustees or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any such officers or employees of the Manager.

    5. The Manager shall keep the Fund's books and records required to be maintained by it pursuant to Paragraph 2 hereof. The Manager agrees that all records which it maintains for the Fund are the property of the Fund, and it will surrender promptly to the Fund any such records upon the Fund's request, provided however that the Manager may retain a copy of such records. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Manager pursuant to Paragraph 2 hereof.

    6. During the term of this Agreement, the Manager shall pay the following expenses:

        (i) the salaries and expenses of all employees of the Fund and the Manager, except the fees and expenses of Directors/Trustees who are not affiliated persons of the Manager or any Subadviser,

        (ii) all expenses incurred by the Manager in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund herein, and

       (iii) the fees, costs and expenses payable to a Subadviser pursuant to a Subadvisory Agreement. The Fund assumes and will pay the expenses described below:

           (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets,

                                     G-1(c)

           (b) the fees and expenses of Fund Directors/Trustees who are not "interested persons" of the Fund within the meaning of the 1940 Act,

           (c) the fees and expenses of the Custodian that relate to (i) the custodial function and the recordkeeping connected therewith,
       (ii) preparing and maintaining the general accounting records of the Fund and the provision of any such records to the Manager useful to the Manager in connection with the Manager's responsibility for the accounting records of the Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, (iii) the pricing or valuation of the shares of the Fund, including the cost of any pricing or valuation service or services which may be retained pursuant to the authorization of the Board of Directors/Trustees of the Fund, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund's securities,

           (d) the fees and expenses of the Fund's Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account,

           (e) the charges and expenses of legal counsel and independent accountants for the Fund,

           (f) brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions,

           (g) all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,

           (h) the fees of any trade associations of which the Fund may be a member,

           (i) the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund,

           (j) the cost of fidelity, directors' and officers' and errors and omissions insurance,

           (k) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Securities and Exchange Commission, and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statement and the Fund's prospectuses and statements of additional information for filing under federal and state securities laws for such purposes,

           (l) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors'/Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders in the amount necessary for distribution to the shareholders,

           (m) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and

           (n) any expenses assumed by the Fund pursuant to a Distribution and Service Plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

    7. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Manager as full compensation therefor a fee at the annual rate(s) as described on the attached Schedule A with respect to the average daily net assets of each Portfolio of the Fund. This fee will be computed daily, and will be paid to the Manager monthly.

    8. The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

                                     G-1(d)

    9. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to any Portfolio by the Fund at any time, without the payment of any penalty, by the Board of Directors/ Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or by the Manager at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

    10. Nothing in this Agreement shall limit or restrict the right of any officer or employee of the Manager who may also be a Director/Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

    11. Except as otherwise provided herein or authorized by the Board of Directors/Trustees of the Fund from time to time, the Manager shall for all purposes herein be deemed to be an independent contractor, and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

    12. During the term of this Agreement, the Fund agrees to furnish the Manager at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Manager, prior to use thereof and not to use such material if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Manager copies of any of the above-mentioned materials which refer in any way to the Manager. Sales literature may be furnished to the Manager hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Manager such other information relating to the business affairs of the Fund as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

    13. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

    14. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (2) to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077,
Attention: President.

    15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

    16. The Fund may use the name "[INSERT FUND NAME]" or any name including the word "Prudential" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Manager's business as Manager or any extension, renewal or amendment thereof remain in effect. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Manager, or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the name "[INSERT FUND NAME]" or any name including the word "Prudential" if the Manager's function is transferred or assigned to a company of which The Prudential Insurance Company of America does not have control.

                                     G-1(e)

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                                       [FUND]

                                                       By:
                                                            -----------------------------------------
                                                            David R. Odenath, Jr.
                                                            PRESIDENT

                                                       PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC

                                                       By:
                                                            -----------------------------------------
                                                            Robert F. Gunia
                                                            EXECUTIVE VICE PRESIDENT


                                     G-1(f)

                                   SCHEDULE A


Prudential 20/20 Focus Fund.................................   0.75% to $1 bil. and
                                                                0.70% over $1 bil.
Prudential Index Series Fund
    Prudential Stock Index Fund.............................          0.30%
Prudential Natural Resources Fund, Inc......................          0.75%
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund......................          0.75%
    Prudential Health Sciences Fund.........................          0.75%
    Prudential Technology Fund..............................          0.75%
    Prudential Utility Fund.................................    0.60% to $250 mil.
                                                               0.50% next $500 mil.
                                                               0.45% next $750 mil.
                                                               0.40% next $500 mil.
                                                                0.35% next $2 bil.
                                                               0.325% next $2 bil.
                                                                0.30% over $6 bil.
Prudential Small Company Fund, Inc..........................          0.70%
Prudential Tax Managed Funds
    Prudential Tax-Managed Equity Fund......................  0.65% to $500 mil. and
                                                               0.60% over $500 mil.
Prudential Tax-Managed Small-Cap Fund, Inc..................          0.60%
Prudential U.S. Emerging Growth Fund, Inc...................   0.60% to $1 bil. and
                                                               0.55% above $1 bil.
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund.........................     0.65% to $1 bil.
                                                               0.60% above $1 bil.
    Prudential Jennison Equity Opportunity Fund.............    0.60% to $300 mil.
                                                              0.575% above $300 mil.
    Prudential Jennison Growth Fund.........................    0.60% to $300 mil.
                                                              0.575% next $4.7 bil.
                                                                0.55% over $5 bil.


                                     G-1(g)

                                                                     EXHIBIT G-2



                                     [FUND]



                             SUBADVISORY AGREEMENT



    Agreement made as of this   day of            , 200 , between Prudential
Investments Fund Management LLC (PIFM or the Manager) and The Prudential Investment Corporation (the Subadviser).



    WHEREAS, the Manager has entered into a Management Agreement, dated      ,
    (the Management Agreement), with [FUND] (the Fund), a [Delaware business trust/Maryland corporation] and a [diversified/nondiversified], open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PIFM acts as Manager of the Fund; and



    WHEREAS, PIFM desires to retain the Subadviser to provide investment advisory services to the Fund [on behalf of its series, (individually and collectively, with the Fund, referred to herein as the Fund)] and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and



    WHEREAS, this Agreement is intended to supersede the agreement, dated
         , 2000, between PIFM and the Subadviser:



    NOW, THEREFORE, the Parties agree as follows:



    1. (a) Subject to the supervision of the Manager and the Board of Directors/Trustees of the Fund, the Subadviser shall manage such portion of the investment operations of the Fund as the Manager shall direct and shall manage the composition of the Fund's portfolio(s), including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the Prospectus), and subject to the following understandings:



               (i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.



               (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the [Articles of Incorporation/Agreement and Declaration of Trust], By-Laws and Prospectus of the Fund and with the instructions and directions of the Manager and of the Board of Directors/Trustees of the Fund, co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission.



               (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Directors/Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the


                                     G-2(a)

           Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Fund with such brokers or futures commission merchants, subject to review by the Fund's Board of Directors/Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.



               On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.



               (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Directors/Trustees such periodic and special reports as the Directors/Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors/Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.



               (v) The Subadviser shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.



               (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser to the Fund through quantitative and qualitative analysis and consultations with the Subadviser,
           (ii) periodically make recommendations to the Fund's Board as to whether the contract with the Subadviser should be renewed, modified, or terminated and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.


                                     G-2(b)

        (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Directors/Trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.



        (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.



        (d) The Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 and other applicable state and federal regulations.



        (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and
    (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.



    2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement.



    3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A.



    4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.



    5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors/Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.



    6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Director/Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.


                                     G-2(c)

    7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.



    8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.



    9.  This Agreement shall be governed by the laws of the State of New York.



    IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.



                                                     PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC

                                                     By:
                                                          --------------------------------------------
                                                          Robert F. Gunia
                                                          EXECUTIVE VICE PRESIDENT

                                                     THE PRUDENTIAL INVESTMENT CORPORATION

                                                     By:
                                                          --------------------------------------------
                                                          PRESIDENT


                                     G-2(d)

                                   SCHEDULE A


Prudential Index Series Fund
  Prudential Stock Index Fund...............................         0.150%
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund--Enhanced Index
    Segment.................................................         0.375%
  Prudential Health Sciences Fund--Enhanced Index Segment...         0.375%
  Prudential Technology Fund--Enhanced Index Segment........         0.375%
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund........................         0.325%
Prudential Tax-Managed Small-Cap Fund, Inc..................         0.390%
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund...........................         0.325%


                                     G-2(e)

                                                                       EXHIBIT H

                           AMENDMENTS TO FUNDAMENTAL
                      INVESTMENT RESTRICTIONS AND POLICIES


    The following chart compares each Fund's fundamental investment restrictions and policies as they currently exist to the proposed amended provisions. For more information about these changes, please refer to Proposals 5(a) through 5(h) in the Proxy Statement.



CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
PRUDENTIAL 20/20 FOCUS FUND

The Fund may not:

1. Purchase securities on margin (but the          The restriction will not change, but will
Fund may obtain such short-term credits as         become non-fundamental.
may be necessary for the clearance of
transactions); provided that the deposit or
payment by the Fund of initial or
maintenance margin in connection with
futures or options is not considered the
purchase of a security on margin.

2. Make short sales of securities or               The restriction will not change, but will
maintain a short position if, when added           become non-fundamental.
together, more than 25% of the value of the
Fund's net assets would be (i) deposited as
collateral for the obligation to replace
securities borrowed to effect short sales
and (ii) allocated to segregated accounts in
connection with short sales. Short sales
"against-the-box" are not subject to this
limitation.

3. Issue senior securities, borrow money or        Issue senior securities or borrow money or
pledge its assets, except that the Fund may        pledge its assets, except as permitted by
borrow from banks up to 20% of the value of        the Investment Company Act of 1940, and the
its total assets (calculated when the loan         rules and regulations promulgate thereunder,
is made) for temporary, extraordinary or           as each may be amended from time to time
emergency purposes or for the clearance of         except to the extent that the Fund may be
transactions. The Fund may pledge up to 20%        permitted to do so by exemptive order, SEC
of the value of its total assets to secure         release, no-action letter or similar relief
such borrowings. For purposes of this              or interpretations (collectively, the "1940
restriction, the purchase or sale of               Act Laws, Interpretations and Exemptions").
securities on a when-issued or delayed             For purposes of this restriction, the
delivery basis, foreign currency forward           purchase or sale of securities on a
contracts and collateral arrangements              when-issued or delayed delivery basis,
relating thereto, and collateral                   reverse repurchase agreements, dollar rolls,
arrangements with respect to futures               short sales, derivative and hedging
contracts and options thereon and with             transactions such as interest rate swap
respect to the writing of options and              transactions, and collateral arrangements
obligations of the Fund to Trustees pursuant       with respect thereto, and transactions
to deferred compensation arrangements are          similar to any of the foregoing and
not deemed to be a pledge of assets subject        collateral arrangements with respect
to this restriction.                               thereto, and obligations of the Fund to
                                                   Trustees pursuant to deferred compensation
                                                   arrangements are not deemed to be a pledge
                                                   of assets or the issuance of a senior
                                                   security.

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
4. Purchase any security (other than               Purchase any security if as a result more
obligations of the U.S. government, its            than 25% or more of the Fund's total assets
agencies or instrumentalities) if as a             would be invested in the securities of
result 25% or more of the Fund's total             issuers having their principal business
assets (determined at the time of the              activities in the same industry, except for
investment) would be invested in a single          temporary defensive purposes, and except
industry.                                          that this limitation does not apply to
                                                   securities issued or guaranteed by the U.S.
                                                   government, its agencies or
                                                   instrumentalities.

5. Buy or sell real estate or interests in         Buy or sell real estate, except that
real estate, except that the Fund may              investment in securities of issuers that
purchase and sell securities which are             invest in real estate and investments in
secured by real estate, securities of              mortgage-backed securities, mortgage
companies which invest or deal in real             participations or other instruments
estate and publicly traded securities of           supported or secured by interests in real
real estate investment trusts.                     estate are not subject to this limitation,
                                                   and except that the Fund may exercise rights
                                                   relating to such securities, including the
                                                   right to enforce security interests and to
                                                   hold real estate acquired by reason of such
                                                   enforcement until that real estate can be
                                                   liquidated in an orderly manner.

6. Buy or sell commodities or commodity            Buy or sell physical commodities or
contracts, except that the Fund may purchase       contracts involving physical commodities.
and sell financial futures contracts and           The Fund may purchase and sell
options thereon, and foreign currency              (i) derivative, hedging and similar
forward contracts.                                 instruments such as financial futures
                                                   contracts and options thereon, and
                                                   (ii) securities or instruments backed by,
                                                   or the return from which is linked to,
                                                   physical commodities or currencies, such as
                                                   forward currency exchange contracts, and the
                                                   Fund may exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.

7. Act as underwriter except to the extent         No change.
that, in connection with the disposition of
portfolio securities, it may be deemed to be
an underwriter under certain federal
securities laws.

8. Make investments for the purpose of             This restriction will not change, but will
exercising control or management.                  become non-fundamental.

9. Invest in securities of other                   This restriction will become non-fundamental
non-affiliated investment companies, except        and, as described in Proposal No. 5(h), is
by purchases in the open market involving          expected to be amended by the Board.
only customary brokerage commissions and as
a result of which the Fund will not hold
more than 3% of the outstanding voting
securities of any one investment company,
will not have invested more

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
than 5% of its total assets in any one
investment company and will not have
invested more than 10% of its total assets
(determined at the time of investment) in
such securities of one or more investment
companies, or except as part of a merger,
consolidation or other acquisition.

10. Make loans, except through                     The Fund may make loans, including loans of
(a) repurchase agreements and (b) loans of         assets of the Fund, repurchase agreements,
portfolio securities limited to 33 1/3 of          trade claims, loan participations or similar
the Fund's total assets.                           investments, or as permitted by the 1940 Act
                                                   Laws, Interpretations and Exemptions. The
                                                   acquisition of bonds, debentures, other debt
                                                   securities or instruments, or participations
                                                   or other interests therein and investments
                                                   in government obligations, commercial paper,
                                                   certificates of deposit, bankers'
                                                   acceptances or instruments similar to any of
                                                   the foregoing will not be considered the
                                                   making of a loan, and is permitted if
                                                   consistent with the Fund's investment
                                                   objective.

11. Purchase more than 10% of all                  The restriction will not change, but will
outstanding voting securities of any one           become non-fundamental.
issuer.

PRUDENTIAL INDEX SERIES FUND

-PRUDENTIAL STOCK INDEX FUND

The Fund may not:

1. Purchase any security if, as a result,          Purchase the securities of any issuer if, as
with respect to 75% of the Fund's total            a result, the Fund would fail to be a
assets, more than 5% of the value of its           diversified company within the meaning of
total assets (determined at the time of            the Investment Company Act of 1940 Act, and
investment) would then be invested in the          the rules and regulations promulgated
securities of any one issuer.                      thereunder, as each may be amended from time
                                                   to time, except to the extent that the Fund
                                                   may be permitted to do so by exemptive
                                                   order, SEC release, no-action letter or
                                                   similar relief or interpretations
                                                   (collectively, the "1940 Act Laws,
                                                   Interpretations and Exemptions").

2. Purchase a security if more than 10% of         The restriction will not change, but will
the outstanding voting securities of any one       become non-fundamental, to the extent not
issuer would be held by the Fund.                  included within restriction no. 1.

3. Purchase a security if, as a result, 25%        Purchase any security if as a result 25% or
or more of the value of its total assets           more of the Fund's total assets would be
(determined at the time of investment) would       invested in the securities of issuers having
be invested in securities of one or more           their principal business activities in the
issuers having their principal business            same industry, except for temporary
activities in the same industry. This              defensive purposes, and except that this
restriction does not apply to obligations          limitation does not apply to securities
issued or guaranteed by the United States          issued or guaranteed by the U.S. government,
Government, its agencies or                        its agencies or instrumentalities.
instrumentalities.

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
4. Purchase or sell real estate or interests       Buy or sell real estate, except that
therein (including limited partnership             investment in securities of issuers that
interests), although a Fund may purchase           invest in real estate and investments in
securities of issuers which engage in real         mortgage-backed securities, mortgage
estate operations and securities which are         participations or other instruments
secured by real estate or interests therein.       supported or secured by interests in real
                                                   estate are not subject to this limitation,
                                                   and except that the Fund may exercise rights
                                                   relating to such securities, including the
                                                   right to enforce security interests and to
                                                   hold real estate acquired by reason of such
                                                   enforcement until that real estate can be
                                                   liquidated in an orderly manner.

5. Purchase or sell commodities or commodity       Buy or sell physical commodities or
futures contracts, except that the Fund may        contracts involving physical commodities.
purchase and sell financial futures                The Fund may purchase and sell
contracts and options thereon and that             (i) derivative, hedging and similar
forward contracts are not deemed to be             instruments such as financial futures
commodities or commodity futures contracts.        contracts and options thereon, and
                                                   (ii) securities or instruments backed by,
                                                   or the return from which is linked to,
                                                   physical commodities or currencies, such as
                                                   forward currency exchange contracts, and the
                                                   Fund may exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.

6. Purchase oil, gas or other mineral              The restriction will not change, but will
leases, rights or royalty contracts or             become non-fundamental.
exploration or development programs, except
that the Fund may invest in the securities
of companies which operate, invest in or
sponsor such programs.

7. Issue senior securities, borrow money or        Issue senior securities or borrow money or
pledge its assets, except that each Fund may       pledge its assets, except as permitted by
borrow from banks or through forward rolls,        the 1940 Act Laws, Interpretations and
dollar rolls or reverse repurchase                 Exemptions. For purposes of this
agreements up to 20% of the value of its           restriction, the purchase or sale of
total assets to take advantage of investment       securities on a when-issued or delayed
opportunities, for temporary, extraordinary        delivery basis, reverse repurchase
or emergency purposes, or for the clearance        agreements, dollar rolls, short sales,
of transactions and may pledge up to 20% of        derivative and hedging transactions such as
the value of its total assets to secure such       interest rate swap transactions, and
borrowings. For purposes of this                   collateral arrangements with respect
restriction, the purchase or sale of               thereto, and transactions similar to any of
securities on a "when-issued" or delayed           the foregoing and collateral arrangements
delivery basis; the purchase and sale of           with respect thereto, and obligations of the
options, financial futures contracts and           Fund to Trustees pursuant to deferred
options thereon; the entry into repurchase         compensation arrangements are not deemed to
agreements and collateral and margin               be a pledge of assets or the issuance of a
arrangements with respect to any of the            senior security.

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
foregoing, will not be deemed to be a pledge
of assets nor the issuance of senior
securities.

8. Make loans except by the purchase of            The Fund may make loans, including loans of
fixed-income securities in which the Fund          assets of the Fund, repurchase agreements,
may invest consistently with its investment        trade claims, loan participations or similar
objective and policies or by use of reverse        investments, or as permitted by the 1940 Act
repurchase and repurchase agreements,              Laws, Interpretations and Exemptions. The
forward rolls, dollar rolls and securities         acquisition of bonds, debentures, other debt
lending arrangements.                              securities or instruments, or participations
                                                   or other interests therein and investments
                                                   in government obligations, commercial paper,
                                                   certificates of deposit, bankers'
                                                   acceptances or instruments similar to any of
                                                   the foregoing will not be considered the
                                                   making of a loan, and is permitted if
                                                   consistent with the Fund's investment
                                                   objective.

9. Make short sales of securities.                 The restriction will become non-fundamental,
                                                   and is proposed to be changed, as described
                                                   in Proposal No. 5(h).

10. Purchase securities on margin, except          The restriction will not change, but will
for such short-term loans as are necessary         become non-fundamental.
for the clearance of purchases of portfolio
securities. (For the purpose of this
restriction, the deposit or payment by any
Fund of initial or maintenance margin in
connection with financial futures contracts
is not considered the purchase of a security
on margin.)

11. Act as underwriter except to the extent        Act as underwriter except to the extent
that, in connection with the disposition of        that, in connection with the disposition of
portfolio securities, it may be deemed to be       portfolio securities, it may be deemed to be
an underwriter under certain federal               an underwriter under certain federal
securities laws. The Fund has no limit with        securities laws.
respect to investments in restricted
securities.

PRUDENTIAL NATURAL RESOURCES FUND, INC.

The Fund may not:

1. Purchase securities on margin (but the          The restriction will not change, but will
Fund may obtain such short-term credits as         become non-fundamental.
may be necessary for the clearance of
transactions); provided that the deposit or
payment by the Fund of initial or
maintenance margin in connection with
futures or options is not considered the
purchase of a security on margin.

2. Make short sales of securities or               The restriction will not change, but will
maintain a short position, except short            become non-fundamental.
sales against-the-box.

3. Issue senior securities, borrow money or        Issue senior securities or borrow money or
pledge its assets, except that the Fund may        pledge its assets, except as permitted by
                                                   the 1940

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
borrow up to 20% of the value of its total         Act Laws, Interpretations and Exemptions.
assets (calculated when the loan is made)          For purposes of this restriction, the
for temporary, extraordinary or emergency          purchase or sale of securities on a
purposes or for the clearance of                   when-issued or delayed delivery basis,
transactions. The Fund may pledge up to 20%        reverse repurchase agreements, dollar rolls,
of the value of its total assets to secure         short sales, derivative and hedging
such borrowings. For purposes of this              transactions such as interest rate swap
restriction, the purchase or sale of               transactions, and collateral arrangements
securities on a when-issued or delayed             with respect thereto, and transactions
delivery basis, forward foreign currency           similar to any of the foregoing and
exchange contracts and collateral                  collateral arrangements with respect
arrangements relating thereto, and                 thereto, and obligations of the Fund to
collateral arrangements with respect to            Directors pursuant to deferred compensation
futures contracts and options thereon and          arrangements are not deemed to be a pledge
with respect to the writing of options and         of assets or the issuance of a senior
obligations of the Fund to Directors               security.
pursuant to deferred compensation
arrangements are not deemed to be a pledge
of assets or the issuance of a senior
security.

4. Purchase any security (other than               The first portion of the restriction is
obligations of the U.S. Government, its            proposed to be eliminated (so that the Fund
agencies or instrumentalities) if as a             will be non- diversified).
result: (i) with respect to 75% of the             -and -
Fund's total assets, more than 5% of the           Purchase any security if as a result 25% or
Fund's total assets (determined at the time        more of the Fund's total assets would be
of investment) would then be invested in           invested in the securities of issuers having
securities of a single issuer, or (ii) 25%         their principal business activities in the
or more of the Fund's total assets                 same industry, except for temporary
(determined at the time of investment) would       defensive purposes, and except that this
be invested in a single industry.                  limitation does not apply to securities
                                                   issued or guaranteed by the U.S. government,
                                                   its agencies or instrumentalities.

5. Purchase any security if as a result the        The restriction will not change, but will
Fund would then hold more than 10% of the          become non-fundamental.
outstanding voting securities of an issuer.

6. Buy or sell real estate or interests in         Buy or sell real estate, except that
real estate, except that the Fund may              investment in securities of issuers that
purchase and sell securities which are             invest in real estate and investments in
secured by real estate, securities of              mortgage-backed securities, mortgage
companies which invest or deal in real             participations or other instruments
estate and publicly traded securities of           supported or secured by interests in real
real estate investment trusts. The Fund may        estate are not subject to this limitation,
not purchase interests in real estate              and except that the Fund may exercise rights
limited partnerships which are not readily         relating to such securities, including the
marketable.                                        right to enforce security interests and to
                                                   hold real estate acquired by reason of such
                                                   enforcement until that real estate can be
                                                   liquidated in an orderly manner.

7. Buy or sell commodities or commodity            Buy or sell physical commodities or
contracts. (For purposes of this                   contracts involving physical commodities.
restriction, futures contracts on currencies       The Fund may purchase and sell
and on stock indices and forward foreign           (i) derivative, hedging and similar
currency exchange contracts are not deemed         instruments such as financial futures
to be commodities or commodity contracts.)         contracts and options thereon, and
                                                   (ii) securities or instruments backed by,
                                                   or the return from

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
                                                   which is linked to, physical commodities or
                                                   currencies, such as forward currency
                                                   exchange contracts, and the Fund may
                                                   exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.

8. Act as underwriter except to the extent         No change.
that, in connection with the disposition of
portfolio securities, it may be deemed to be
an underwriter under certain federal
securities laws.

9. Make investments for the purpose of             The restriction will not change, but will
exercising control or management.                  become non-fundamental.

10. Invest in securities of other registered       The restriction will become non-fundamental
investment companies, except by purchases in       and, as described in Proposal No. 5(h), is
the open market involving only customary           expected to be amended by the Board.
brokerage commissions and as a result of
which not more than 5% of its total assets
(determined at the time of investment) would
be invested in such securities, or except as
part of a merger, consolidation or other
acquisition.

11. Invest in interests in oil, gas or other       The restriction will not change, but will
mineral exploration or development programs,       become non-fundamental.
except that the Fund may invest in the
securities of companies which invest in or
sponsor such programs.

12. Make loans, except through                     The Fund may make loans, including loans of
(i) repurchase agreements and (ii) loans of        assets of the Fund, repurchase agreements,
portfolio securities (limited to 30% of the        trade claims, loan participations or similar
Fund's total assets).                              investments, or as permitted by the 1940 Act
                                                   Laws, Interpretations and Exemptions. The
                                                   acquisition of bonds, debentures, other debt
                                                   securities or instruments, or participations
                                                   or other interests therein and investments
                                                   in government obligations, commercial paper,
                                                   certificates of deposit, bankers'
                                                   acceptances or instruments similar to any of
                                                   the foregoing will not be considered the
                                                   making of a loan, and is permitted if
                                                   consistent with the Fund's investment
                                                   objective.

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
13. Purchase any security if as a result the       The restriction will not change, but will
Fund would then have more than 5% of its           become non-fundamental.
total assets (determined at the time of the
investment) invested in securities of
companies (including predecessors) less than
three years old, except that the Fund may
invest in the securities of any U.S.
Government agency or instrumentality, and in
any security guaranteed by such agency or
instrumentality and except that the Fund may
invest in securities rated in the top three
grades by a nationally recognized rating
agency.

PRUDENTIAL SECTOR FUNDS, INC.

-PRUDENTIAL FINANCIAL SERVICES FUND

-PRUDENTIAL HEALTH SCIENCES FUND

-PRUDENTIAL TECHNOLOGY FUND

A Fund may not:

1. Issue senior securities, borrow money or        Issue senior securities or borrow money or
pledge its assets, except that the Fund may        pledge its assets, except as permitted by
borrow from banks up to 33 1/3% of the value       the Investment Company Act of 1940, and the
of its total assets (calculated when the           rules and regulations promulgated
loan is made) for temporary, extraordinary         thereunder, as each may be amended from time
or emergency purposes or for the clearance         to time except to the extent the Fund may be
of transactions. Each of these Funds may           permitted to do so by exemptive order, SEC
pledge up to 33 1/3% of the value of its           release, no-action letter or similar relief
total assets to secure such borrowings. For        or interpretations (collectively, the "1940
purposes of this restriction, the purchase         Act Laws, Interpretations and Exemptions").
or sale of securities on a when-issued or          For purposes of this restriction, the
delayed delivery basis, forward foreign            purchase or sale of securities on a when-
currency exchange contracts and collateral         issued or delayed delivery basis, reverse
arrangements relating thereto, and                 repurchase agreements, dollar rolls, short
collateral arrangements with respect to            sales, derivative and hedging transactions
futures contracts and options thereon and          such as interest rate swap transactions, and
with respect to the writing of options and         collateral arrangements with respect
obligations of a Fund to Directors pursuant        thereto, and transactions similar to any of
to deferred compensation arrangements are          the foregoing and collateral arrangements
not deemed to be a pledge of assets subject        with respect thereto, and obligations of the
to this restriction.                               Fund to Directors pursuant to deferred
                                                   compensation arrangements are not deemed to
                                                   be a pledge of assets or the issuance of a
                                                   senior security.

2. Buy or sell real estate or interests in         Buy or sell real estate, except that
real estate, except that a Fund may purchase       investment in securities of issuers that
and sell securities which are secured by           invest in real estate and investments in
real estate, securities of companies which         mortgage-backed securities, mortgage
invest or deal in real estate and publicly         participations or other instruments
traded securities of real estate investment        supported or secured by interests in real
trusts.                                            estate are not subject to this limitation,
                                                   and except that the Fund may exercise rights
                                                   relating to such

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
                                                   securities, including the right to enforce
                                                   security interests and to hold real estate
                                                   acquired by reason of such enforcement until
                                                   that real estate can be liquidated in an
                                                   orderly manner.

3. Buy or sell commodities or commodity            Buy or sell physical commodities or
contracts, except that a Fund may purchase         contracts involving physical commodities.
and sell financial futures contracts and           The Fund may purchase and sell
options thereon, and forward foreign               (i) derivative, hedging and similar
currency exchange contracts.                       instruments such as financial futures
                                                   contracts and options thereon, and
                                                   (ii) securities or instruments backed by,
                                                   or the return from which is linked to,
                                                   physical commodities or currencies, such as
                                                   forward currency exchange contracts, and the
                                                   Fund may exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.

4. Act as underwriter except to the extent         No change.
that, in connection with the disposition of
portfolio securities, it may be deemed to be
an underwriter under certain federal
securities laws.

5. Make loans, except through                      The Fund may make loans, including loans of
(a) repurchase agreements and (b) loans of         assets of the Fund, repurchase agreements,
portfolio securities limited to 33 1/3% of         trade claims, loan participations or similar
the Fund's total assets.                           investments, or as permitted by the 1940 Act
                                                   Laws, Interpretations and Exemptions. The
                                                   acquisition of bonds, debentures, other debt
                                                   securities or instruments, or participations
                                                   or other interests therein and investments
                                                   in government obligations, commercial paper,
                                                   certificates of deposit, bankers'
                                                   acceptances or instruments similar to any of
                                                   the foregoing will not be considered the
                                                   making of a loan, and is permitted if
                                                   consistent with the Fund's investment
                                                   objective.

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
6. Purchase any security (other than               This restriction will not change and will
obligations of the U.S. Government, its            remain fundamental.
agencies or instrumentalities) if, as a
result, 25% or more of the Fund's total
assets (determined at the time of the
investment) would be invested in any one
industry other than as follows: Prudential
Financial Services Fund will concentrate its
investments (i.e., will invest at least 25%
of its total assets under normal
circumstances) in securities of companies in
the financial services group of industries.
Prudential Health Sciences Fund will
concentrate its investments (i.e., will
invest at least 25% of its total assets
under normal circumstances) in securities of
companies in the health sciences group of
industries. Prudential Technology Fund will
concentrate its investments (i.e., will
invest at least 25% of its total assets
under normal circumstances) in securities of
companies in the technology group of
industries.

PRUDENTIAL SECTOR FUNDS, INC.

-PRUDENTIAL UTILITY FUND

The Fund may not:

1. Purchase any security (other than               The first portion of the restriction is
obligations of the U.S. Government, its            proposed to be eliminated (so that the Fund
agencies, or instrumentalities) if as a            will be non- diversified). The second
result with respect to 75% of the Fund's           portion, which is the Fund's concentration
total assets, more than 5% of the Fund's           policy, is proposed to be re-cast to read:
total assets (taken at current value) would        Prudential Utility Fund will concentrate its
then be invested in securities of a single         investments (i.e., will invest at least 25%
issuer; the Fund will concentrate its              of its total assets under normal
investments in utility stocks as described         circumstances) in securities of companies in
under "Description of the Funds, Their             the utility group of industries.
Investments and Risks."

2. Purchase securities on margin (but the          The restriction will not change, but will
Fund may obtain such short-term credits as         become non-fundamental.
may be necessary for the clearance of
transactions); the deposit or payment by the
Fund of initial or maintenance margin in
connection with options, futures contracts,
options on futures contracts, forward
foreign currency exchange contracts or
options on currencies is not considered the
purchase of a security on margin.

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
3. Make short sales of securities or               The restriction will not change, but will
maintain a short position, unless at all           become non-fundamental.
times when a short position is open it owns
an equal amount of such securities or
securities convertible into or exchangeable,
without payment of any further
consideration, for securities of the same
issue as, and equal in amount to, the
securities sold short, and unless not more
than 25% of the Fund's net assets (taken at
current value) is held as collateral for
such sales at any one time.

4. Issue senior securities, borrow money or        Issue senior securities or borrow money or
pledge its assets, except that the Fund may        pledge its assets, except as permitted by
borrow up to 20% of the value of its total         the 1940 Act Laws, Interpretations and
assets (calculated when the loan is made)          Exemptions. For purposes of this
for temporary, extraordinary or emergency          restriction, the purchase or sale of
purposes or for the clearance of                   securities on a when-issued or delayed
transactions. The Fund may pledge up to 20%        delivery basis, reverse repurchase
of the value of its total assets to secure         agreements, dollar rolls, short sales,
such borrowings. For purposes of this              derivative and hedging transactions such as
restriction, obligations of the Fund to            interest rate swap transactions, and
Directors pursuant to deferred compensation        collateral arrangements with respect
arrangements, the purchase and sale of             thereto, and transactions similar to any of
securities on a when-issued or delayed             the foregoing and collateral arrangements
delivery basis, the purchase and sale of           with respect thereto, and obligations of the
options, futures contracts, options on             Fund to Directors pursuant to deferred
futures contracts, forward foreign currency        compensation arrangements are not deemed to
exchange contracts and options on currencies       be a pledge of assets or the issuance of a
and collateral arrangements with respect to        senior security.
the purchase and sale of options, futures
contracts, options on futures contracts,
forward foreign currency exchange contracts
and options on currencies are not deemed to
be the issuance of a senior security or the
pledge of assets.

5. Purchase any security if as a result the        The restriction will be eliminated if
Fund would then hold more than 10% of the          Proposal No. 5(a) is approved.
outstanding voting securities of an issuer.

6. Purchase any security if as a result the        The restriction will not change, but will
Fund would then have more than 5% of its           become non-fundamental.
total assets (taken at current value)
invested in securities of companies
(including predecessors) less than three
years old.

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
7. Buy or sell commodities or commodity            Buy or sell physical commodities or
contracts, or real estate or interests in          contracts involving physical commodities.
real estate, except that the Fund may              The Fund may purchase and sell
purchase and sell options, futures                 (i) derivative, hedging and similar
contracts, options on futures contracts,           instruments such as financial futures
forward foreign currency exchange contracts        contracts and options thereon, and
and options on currencies and securities           (ii) securities or instruments backed by,
which are secured by real estate and               or the return from which is linked to,
securities of companies which invest or deal       physical commodities or currencies, such as
in real estate.                                    forward currency exchange contracts, and the
                                                   Fund may exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.

8. Act as underwriter except to the extent         No change.
that, in connection with the disposition of
portfolio securities, it may be deemed to be
an underwriter under certain federal
securities laws.

9. Make investments for the purpose of             The restriction will not change, but will
exercising control or management.                  become non-fundamental.

10. Invest in securities of other investment       The restriction will become non-fundamental
companies, except by purchases in the open         and, as described in Proposal No. 5(h), is
market involving only customary brokerage          expected to be amended by the Board.
commissions and as a result of which not
more than 5% of its total assets (taken at
current value) would be invested in such
securities, or except as part of a merger,
consolidation or other acquisition.

11. Invest in interests in oil, gas or other       The restriction will not change, but will
mineral exploration or development programs,       become non-fundamental.
although it may invest in the common stocks
of companies which invest in or sponsor such
programs.

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
12. Make loans, except through (i) the             The Fund may make loans, including loans of
purchase of bonds, debentures, commercial          assets of the Fund, repurchase agreements,
paper, corporate notes and similar evidences       trade claims, loan participations or similar
of indebtedness of a type commonly sold            investments, or as permitted by the 1940 Act
privately to financial institutions,               Laws, Interpretations and Exemptions. The
(ii) the lending of its portfolio                  acquisition of bonds, debentures, other debt
securities, as described under "Description        securities or instruments, or participations
of the Funds, Their Investments and                or other interests therein and investments
Risks--Lending of Securities" and                  in government obligations, commercial paper,
(iii) repurchase agreements. (The purchase         certificates of deposit, bankers'
of a portion of an issue of securities             acceptances or instruments similar to any of
described under (i) above distributed              the foregoing will not be considered the
publicly, whether or not the purchase is           making of a loan, and is permitted if
made on the original issuance, is not              consistent with the Fund's investment
considered the making of a loan.)                  objective.

PRUDENTIAL SMALL COMPANY FUND, INC.

The Fund may not:

(1) With respect to 75% of the Fund's total        Purchase the securities of any issuer if, as
assets, invest more than 5% of the value of        a result, the Fund would fail to be a
its total assets in the securities of any          diversified company within the meaning of
one issuer (other than obligations issued or       the Investment Company Act of 1940, and the
guaranteed by the United States Government,        rules and regulations promulgated
its agencies or instrumentalities). It is          thereunder, as each may be amended from time
the current policy (but not a fundamental          to time, except to the extent that the Fund
policy) of the Fund not to invest more than        may be permitted to do so by exemptive
5% of the value of its total assets in             order, SEC release, no-action letter or
securities of any one issuer.                      similar relief or interpretations
                                                   (collectively, the "1940 Act Laws,
                                                   Interpretations and Exemptions").

(2) Purchase more than 10% of the                  The restriction will not change, but will
outstanding voting securities of any one           become non-fundamental, to the extent not
issuer.                                            included within restriction no. 1.

(3) Invest more than 25% of the value of its       Purchase any security if as a result 25% or
total assets in securities of issuers in any       more of the Fund's total assets would be
one industry. This restriction does not            invested in the securities of issuers having
apply to obligations issued or guaranteed by       their principal business activities in the
the United States Government or its agencies       same industry, except for temporary
or instrumentalities.                              defensive purposes, and except that this
                                                   limitation does not apply to securities
                                                   issued or guaranteed by the U.S. government,
                                                   its agencies or instrumentalities.

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
(4) Purchase or sell real estate or                Buy or sell real estate, except that
interests therein, although the Fund may           investment in securities of issuers that
purchase securities of issuers which engage        invest in real estate and investments in
in real estate operations and securities           mortgage-backed securities, mortgage
which are secured by real estate or                participations or other instruments
interests therein.                                 supported or secured by interests in real
                                                   estate are not subject to this limitation,
                                                   and except that the Fund may exercise rights
                                                   relating to such securities, including the
                                                   right to enforce security interests and to
                                                   hold real estate acquired by reason of such
                                                   enforcement until that real estate can be
                                                   liquidated in an orderly manner.

(5) Purchase or sell commodities or                Buy or sell physical commodities or
commodity futures contracts, except that           contracts involving physical commodities.
transactions in foreign currency financial         The Fund may purchase and sell
futures contracts and forward contracts and        (i) derivative, hedging and similar
related options are not considered to be           instruments such as financial futures
transactions in commodities or commodity           contracts and options thereon, and
contracts.                                         (ii) securities or instruments backed by,
                                                   or the return from which is linked to,
                                                   physical commodities or currencies, such as
                                                   forward currency exchange contracts, and the
                                                   Fund may exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.

(6) Purchase oil, gas or other mineral             The restriction will not change, but will
leases, rights or royalty contracts or             become non-fundamental.
exploration or development programs, except
that the Fund may invest in the securities
of companies which operate, invest in or
sponsor such programs.

(7) Purchase securities of other investment        The restriction will become non-fundamental
companies, except by purchases in the open         and, as described in Proposal No. 5(h), is
market involving only customary brokerage          expected to be amended by the Board.
commissions and as a result of which not
more than 10% of its total assets
(determined at the time of investment) would
be invested in such securities or except in
connection with a merger, consolidation,
reorganization or acquisition of assets.

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
(8) Issue senior securities, borrow money or       Issue senior securities or borrow money or
pledge its assets, except that the Fund may        pledge its assets, except as permitted by
borrow up to 20% of the value of the total         the 1940 Act Laws, Interpretations and
assets (calculated when the loan is made)          Exemptions. For purposes of this
for temporary, extraordinary or emergency          restriction, the purchase or sale of
purposes or for the clearance of                   securities on a when-issued or delayed
transactions. The Fund may pledge up to 20%        delivery basis, reverse repurchase
of the value of its total assets to secure         agreements, dollar rolls, short sales,
such borrowings. Secured borrowings may take       derivative and hedging transactions such as
the form of reverse repurchase agreements,         interest rate swap transactions, and
pursuant to which the Fund would sell              collateral arrangements with respect
portfolio securities for cash and                  thereto, and transactions similar to any of
simultaneously agree to repurchase them at a       the foregoing and collateral arrangements
specified date for the same amount of cash         with respect thereto, and obligations of the
plus an interest component. For purposes of        Fund to Directors pursuant to deferred
this restriction, obligations of the Fund to       compensation arrangements are not deemed to
Directors pursuant to deferred compensation        be a pledge of assets or the issuance of a
arrangements, the purchase and sale of             senior security.
securities on a when-issued or delayed
delivery basis, the purchase and sale of
forward foreign currency exchange contracts
and financial futures contracts and related
options and collateral arrangements with
respect to margins for financial futures
contracts and with respect to options are
not deemed to be the issuance of a senior
security or a pledge of assets.

(9) Make loans of money or securities,             The Fund may make loans, including loans of
except by the purchase of debt obligations         assets of the Fund, repurchase agreements,
in which the Fund may invest consistently          trade claims, loan participations or similar
with its investment objective and policies         investments, or as permitted by the 1940 Act
or by investment in repurchase agreements.         Laws, Interpretations and Exemptions. The
                                                   acquisition of bonds, debentures, other debt
                                                   securities or instruments, or participations
                                                   or other interests therein and investments
                                                   in government obligations, commercial paper,
                                                   certificates of deposit, bankers'
                                                   acceptances or instruments similar to any of
                                                   the foregoing will not be considered the
                                                   making of a loan, and is permitted if
                                                   consistent with the Fund's investment
                                                   objective.

(10) Make short sales of securities except         The restriction will not change, but will
short sales against-the-box.                       become non-fundamental.

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
(11) Purchase securities on margin, except         The restriction will not change, but will
for such short-term loans as are necessary         become non-fundamental.
for the clearance of purchases of portfolio
securities. (For the purpose of this
restriction, the deposit or payment by the
Fund of initial or maintenance margin in
connection with financial futures contracts
is not considered the purchase of a security
on margin.)

(12) Engage in the underwriting of                 Act as underwriter except to the extent
securities, except insofar as the Fund may         that, in connection with the disposition of
be deemed an underwriter under the                 portfolio securities, it may be deemed to be
Securities Act, in disposing of a portfolio        an underwriter under certain federal
security.                                          securities laws.

(13) Invest for the purpose of exercising          The restriction will not change, but will
control or management of any other issuer.         become non-fundamental.

PRUDENTIAL TAX-MANAGED FUNDS

-PRUDENTIAL TAX-MANAGED EQUITY FUND

The Fund may not:

1. Issue senior securities, borrow money or        Issue senior securities or borrow money or
pledge its assets, except that the Fund may        pledge its assets, except as permitted by
borrow from banks up to 33 1/3% of the value       the 1940 Act Laws, Interpretations and
of its total assets (calculated when the           Exemptions. For purposes of this
loan is made) for temporary, extraordinary         restriction, the purchase or sale of
or emergency purposes or for the clearance         securities on a when-issued or delayed
of transactions. The Fund may pledge up to         delivery basis, reverse repurchase
33 1/3% of the value of its total assets to        agreements, dollar rolls, short sales,
secure such borrowings. For purposes of this       derivative and hedging transactions such as
restriction, the purchase or sale of               interest rate swap transactions, and
securities on a when-issued or delayed             collateral arrangements with respect
delivery basis, forward foreign currency           thereto, and transactions similar to any of
exchange contracts and collateral                  the foregoing and collateral arrangements
arrangements relating thereto, and                 with respect thereto, and obligations of the
collateral arrangements with respect to            Fund to Trustees pursuant to deferred
futures contracts and options thereon and          compensation arrangements are not deemed to
with respect to the writing of options and         be a pledge of assets or the issuance of a
obligations of the Fund to Trustees pursuant       senior security.
to deferred compensation arrangements are
not deemed to be a pledge of assets subject
to this restriction.

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
2. Purchase any security (other than               Purchase the securities of any issuer if, as
obligations of the U.S. Government, its            a result, the Fund would fail to be a
agencies or instrumentalities) if as a             diversified company within the meaning of
result, with respect to 75% of the Fund's          the Investment Company Act of 1940, and the
total assets, more than 5% of the Fund's           rules and regulations promulgated
total assets (determined at the time of            thereunder, as each may be amended from time
investment) would then be invested in              to time, except to the extent that the Fund
securities of a single issuer.                     may be permitted to do so by exemptive
                                                   order, SEC release, no-action letter or
                                                   similar relief or interpretations
                                                   (collectively, the "1940 Act Laws,
                                                   Interpretations and Exemptions").

3. Buy or sell real estate or interests in         Buy or sell real estate, except that
real estate, except that the Fund may              investment in securities of issuers that
purchase and sell securities which are             invest in real estate and investments in
secured by real estate, securities of              mortgage-backed securities, mortgage
companies which invest or deal in real             participations or other instruments
estate and publicly traded securities of           supported or secured by interests in real
real estate investment trusts.                     estate are not subject to this limitation,
                                                   and except that the Fund may exercise rights
                                                   relating to such securities, including the
                                                   right to enforce security interests and to
                                                   hold real estate acquired by reason of such
                                                   enforcement until that real estate can be
                                                   liquidated in an orderly manner.

4. Buy or sell commodities or commodity            Buy or sell physical commodities or
contracts, except that the Fund may purchase       contracts involving physical commodities.
and sell financial futures contracts and           The Fund may purchase and sell
options thereon, and foreign currency              (i) derivative, hedging and similar
forward contracts.                                 instruments such as financial futures
                                                   contracts and options thereon, and
                                                   (ii) securities or instruments backed by,
                                                   or the return from which is linked to,
                                                   physical commodities or currencies, such as
                                                   forward currency exchange contracts, and the
                                                   Fund may exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.

5. Act as underwriter except to the extent         No change.
that, in connection with the disposition of
portfolio securities, it may be deemed to be
an underwriter under certain federal
securities laws.

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
6. Make loans, except through                      The Fund may make loans, including loans of
(i) repurchase agreements and (ii) loans of        assets of the Fund, repurchase agreements,
portfolio securities limited to 33 1/3% of         trade claims, loan participations or similar
the Fund's total assets.                           investments, or as permitted by the 1940 Act
                                                   Laws, Interpretations and Exemptions. The
                                                   acquisition of bonds, debentures, other debt
                                                   securities or instruments, or participations
                                                   or other interests therein and investments
                                                   in government obligations, commercial paper,
                                                   certificates of deposit, bankers'
                                                   acceptances or instruments similar to any of
                                                   the foregoing will not be considered the
                                                   making of a loan, and is permitted if
                                                   consistent with the Fund's investment
                                                   objective.

7. Purchase any security (other than               Purchase any security if as a result 25% or
obligations of the U.S. Government, its            more of the Fund's total assets would be
agencies or instrumentalities) if as a             invested in the securities of issuers having
result 25% or more of the Fund's total             their principal business activities in the
assets (determined at the time of                  same industry, except for temporary
investment) would be invested in a single          defensive purposes, and except that this
industry.                                          limitation does not apply to securities
                                                   issued or guaranteed by the U.S. government,
                                                   its agencies or instrumentalities.

PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.

The Fund may not:

1. Purchase securities on margin (but the          The restriction will not change, but will
Fund may obtain such short-term credits as         become non-fundamental.
may be necessary for the clearance of
transactions); provided that the deposit or
payment by the Fund of initial or
maintenance margin in connection with
futures or options is not considered the
purchase of a security on margin.

2. Make short sales of securities or               The restriction will become non-fundamental,
maintain a short position if, when added           and is proposed to be changed, as described
together, more than 25% of the value of the        in Proposal No. 5(h).
Fund's net assets would be (i) deposited as
collateral for the obligation to replace
securities borrowed to effect short sales
and (ii) allocated to segregated accounts in
connection with short sales. Short sales
"against-the-box" are not subject to this
limitation.

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
3. Issue senior securities, borrow money or        Issue senior securities or borrow money or
pledge its assets, except that the Fund may        pledge its assets, except as permitted by
borrow from banks up to 20% of the value of        the 1940 Act Laws, Interpretations and
its total assets (calculated when the loan         Exemptions. For purposes of this
is made) for temporary, extraordinary or           restriction, the purchase or sale of
emergency purposes or for the clearance of         securities on a when-issued or delayed
transactions. The Fund may pledge up to 20%        delivery basis, reverse repurchase
of the value of its total assets to secure         agreements, dollar rolls, short sales,
such borrowings. For purposes of this              derivative and hedging transactions such as
restriction, the purchase or sale of               interest rate swap transactions, and
securities on a when-issued or delayed             collateral arrangements with respect
delivery basis, foreign currency forward           thereto, and transactions similar to any of
contracts and collateral arrangements              the foregoing and collateral arrangements
relating thereto, and collateral                   with respect thereto, and obligations of the
arrangements with respect to futures               Fund to Directors pursuant to deferred
contracts and options thereon and with             compensation arrangements are not deemed to
respect to the writing of options and              be a pledge of assets or the issuance of a
obligations of the Fund to Directors               senior security.
pursuant to deferred compensation
arrangements are not deemed to be a pledge
of assets subject to this restriction.

4. Purchase any security (other than               Purchase the securities of any issuer if, as
obligations of the U.S. government, its            a result, the Fund would fail to be a
agencies or instrumentalities) if as a             diversified company within the meaning of
result: (i) with respect to 75% of the             the Investment Company Act of 1940, and the
Fund's total assets, more than 5% of the           rules and regulations promulgated
Fund's total assets (determined at the time        thereunder, as each may be amended from time
of investment) would then be invested in           to time, except to the extent that the Fund
securities of a single issuer, or (ii) 25%         may be permitted to do so by exemptive
or more of the Fund's total assets                 order, SEC release, no-action letter or
(determined at the time of the investment)         similar relief or interpretations
would be invested in a single industry.            (collectively, the "1940 Act Laws,
                                                   Interpretations and Exemptions").
                                                   -and -
                                                   Purchase any security if as a result 25% or
                                                   more of the Fund's total assets would be
                                                   invested in the securities of issuers having
                                                   their principal business activities in the
                                                   same industry, except for temporary
                                                   defensive purposes, and except that this
                                                   limitation does not apply to securities
                                                   issued or guaranteed by the U.S. government,
                                                   its agencies or instrumentalities.

5. Buy or sell real estate or interests in         Buy or sell real estate, except that
real estate, except that the Fund may              investment in securities of issuers that
purchase and sell securities which are             invest in real estate and investments in
secured by real estate, securities of              mortgage-backed securities, mortgage
companies which invest or deal in real             participations or other instruments
estate and publicly traded securities of           supported or secured by interests in real
real estate investment trusts. The Fund may        estate are not subject to this limitation,
not purchase interests in real estate              and except that the Fund may exercise rights
limited partnerships which are not readily         relating to such securities, including the
marketable.                                        right to enforce security interests and to
                                                   hold real estate acquired by reason of such
                                                   enforcement until that real estate can be
                                                   liquidated in an orderly manner.

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
6. Buy or sell commodities or commodity            Buy or sell physical commodities or
contracts, except that the Fund may purchase       contracts involving physical commodities.
and sell financial futures contracts and           The Fund may purchase and sell
options thereon, and foreign currency              (i) derivative, hedging and similar
forward contracts.                                 instruments such as financial futures
                                                   contracts and options thereon, and
                                                   (ii) securities or instruments backed by,
                                                   or the return from which is linked to,
                                                   physical commodities or currencies, such as
                                                   forward currency exchange contracts, and the
                                                   Fund may exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.

7. Act as underwriter except to the extent         No change.
that, in connection with the disposition of
portfolio securities, it may be deemed to be
an underwriter under certain federal
securities laws.

8. Make investments for the purpose of             The restriction will not change, but will
exercising control or management.                  become non-fundamental.

9. Invest in securities of other                   The restriction will become non-fundamental
non-affiliated investment companies, except        and, as described in Proposal No. 5(h), is
by purchases in the open market involving          expected to be amended by the Board.
only customary brokerage commissions and as
a result of which the Fund will not hold
more than 3% of the outstanding voting
securities of any one investment company,
will not have invested more than 5% of its
total assets in any one investment company
and will not have invested more than 10% of
its total assets (determined at the time of
investment) in such securities of one or
more investment companies, or except as part
of a merger, consolidation or other
acquisition.

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
10. Make loans, except through                     The Fund may make loans, including loans of
(i) repurchase agreements and (ii) loans of        assets of the Fund, repurchase agreements,
portfolio securities limited to 33 1/3% of         trade claims, loan participations or similar
the Fund's total assets.                           investments, or as permitted by the 1940 Act
                                                   Laws, Interpretations and Exemptions. The
                                                   acquisition of bonds, debentures, other debt
                                                   securities or instruments, or participations
                                                   or other interests therein and investments
                                                   in government obligations, commercial paper,
                                                   certificates of deposit, bankers'
                                                   acceptances or instruments similar to any of
                                                   the foregoing will not be considered the
                                                   making of a loan, and is permitted if
                                                   consistent with the Fund's investment
                                                   objective.

11. Purchase more than 10% of all                  The restriction will not change, but will
outstanding voting securities of any one           become non-fundamental, to the extent not
issuer.                                            included within restriction no. 4.

PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.

The Fund may not:

1. Purchase securities on margin (but the          The restriction will not change, but will
Fund may obtain such short-term credits as         become non-fundamental.
may be necessary for the clearance of
transactions); provided that the deposit or
payment by the Fund of initial or
maintenance margin in connection with
futures or options is not considered the
purchase of a security on margin.

2. Make short sales of securities or               The restriction will not change, but will
maintain a short position if, when added           become non-fundamental.
together, more than 25% of the value of the
Fund's net assets would be (i) deposited as
collateral for the obligation to replace
securities borrowed to effect short sales
and (ii) allocated to segregated accounts in
connection with short sales. Short sales
"against-the-box" are not subject to this
limitation.

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
3. Issue senior securities, borrow money or        Issue senior securities or borrow money or
pledge its assets, except that the Fund may        pledge its assets, except as permitted by
borrow from banks up to 20% of the value of        the 1940 Act Laws, Interpretations and
its total assets (calculated when the loan         Exemptions. For purposes of this
is made) for temporary, extraordinary or           restriction, the purchase or sale of
emergency purposes or for the clearance of         securities on a when-issued or delayed
transactions. The Fund may pledge up to 20%        delivery basis, reverse repurchase
of the value of its total assets to secure         agreements, dollar rolls, short sales,
such borrowings. For purposes of this              derivative and hedging transactions such as
restriction, the purchase or sale of               interest rate swap transactions, and
securities on a when-issued or delayed             collateral arrangements with respect
delivery basis, forward foreign currency           thereto, and transactions similar to any of
exchange contracts and collateral                  the foregoing and collateral arrangements
arrangements relating thereto, and                 with respect thereto, and obligations of the
collateral arrangements with respect to            Fund to Directors pursuant to deferred
futures contracts and options thereon and          compensation arrangements are not deemed to
with respect to the writing of options and         be a pledge of assets or the issuance of a
obligations of the Fund to Directors               senior security.
pursuant to deferred compensation
arrangements are not deemed to be a pledge
of assets subject to this restriction.

4. Purchase any security (other than               Purchase the securities of any issuer if, as
obligations of the U.S. Government, its            a result, the Fund would fail to be a
agencies or instrumentalities) if as a             diversified company within the meaning of
result: (i) with respect to 75% of the             the 1940 Act, and the rules and regulations
Fund's total assets, more than 5% of the           promulgated thereunder, as each may be
Fund's total assets (determined at the time        amended from time to time, except to the
of investment) would then be invested in           extent that the Fund may be permitted to do
securities of a single issuer, or (ii) 25%         so by exemptive order, SEC release,
or more of the Fund's total assets                 no-action letter or similar relief or
(determined at the time of the investment)         interpretations (collectively, the "1940 Act
would be invested in a single industry.            Laws, Interpretations and Exemptions").
                                                   -and -
                                                   Purchase any security if as a result 25% or
                                                   more of the Fund's total assets would be
                                                   invested in the securities of issuers having
                                                   their principal business activities in the
                                                   same industry, except for temporary
                                                   defensive purposes, and except that this
                                                   limitation does not apply to securities
                                                   issued or guaranteed by the U.S. government,
                                                   its agencies or instrumentalities.

5. Buy or sell real estate or interests in         Buy or sell real estate, except that
real estate, except that the Fund may              investment in securities of issuers that
purchase and sell securities which are             invest in real estate and investments in
secured by real estate, securities of              mortgage-backed securities, mortgage
companies which invest or deal in real             participations or other instruments
estate and publicly traded securities of           supported or secured by interests in real
real estate investment trusts. The Fund may        estate are not subject to this limitation,
not purchase interests in real estate              and except that the Fund may exercise rights
limited partnerships which are not readily         relating to such securities, including the
marketable.                                        right to enforce security interests and to
                                                   hold real estate acquired by

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
                                                   reason of such enforcement until that real
                                                   estate can be liquidated in an orderly
                                                   manner.

6. Buy or sell commodities or commodity            Buy or sell physical commodities or
contracts, except that the Fund may purchase       contracts involving physical commodities.
and sell financial futures contracts and           The Fund may purchase and sell
options thereon, and forward foreign               (i) derivative, hedging and similar
currency exchange contracts.                       instruments such as financial futures
                                                   contracts and options thereon, and
                                                   (ii) securities or instruments backed by,
                                                   or the return from which is linked to,
                                                   physical commodities or currencies, such as
                                                   forward currency exchange contracts, and the
                                                   Fund may exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.

7. Act as underwriter except to the extent         No change.
that, in connection with the disposition of
portfolio securities, it may be deemed to be
an underwriter under certain federal
securities laws.

8. Make investments for the purpose of             The restriction will not change, but will
exercising control or management.                  become non-fundamental.

9. Invest in securities of other                   The restriction will become non-fundamental
non-affiliated investment companies, except        and, as described in Proposal No. 5(h), is
by purchases in the open market involving          expected to be amended by the Board.
only customary brokerage commissions and as
a result of which the Fund will not hold
more than 3% of the outstanding voting
securities of any one investment company,
will not have invested more than 5% of its
total assets in any one investment company
and will not have invested more than 10% of
its total assets (determined at the time of
investment) in such securities of one or
more investment companies, or except as part
of a merger, consolidation or other
acquisition.

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
10. Make loans, except through                     The Fund may make loans, including loans of
(i) repurchase agreements and (ii) loans of        assets of the Fund, repurchase agreements,
portfolio securities limited to 33 1/3% of         trade claims, loan participations or similar
the Fund's total assets.                           investments, or as permitted by the 1940 Act
                                                   Laws, Interpretations and Exemptions. The
                                                   acquisition of bonds, debentures, other debt
                                                   securities or instruments, or participations
                                                   or other interests therein and investments
                                                   in government obligations, commercial paper,
                                                   certificates of deposit, bankers'
                                                   acceptances or instruments similar to any of
                                                   the foregoing will not be considered the
                                                   making of a loan, and is permitted if
                                                   consistent with the Fund's investment
                                                   objective.

11. Purchase more than 10% of all                  The restriction will not change, but will
outstanding voting securities of any one           become non-fundamental, to the extent not
issuer.                                            included within restriction no. 4.

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

-EQUITY OPPORTUNITY FUND

-GROWTH FUND

Each Fund may not:

1. Purchase securities on margin (but the          The restriction will not change, but will
Fund may obtain such short-term credits as         become non-fundamental.
may be necessary for the clearance of
transactions); provided that the deposit or
payment by the Fund of initial or
maintenance margin in connection with
futures or options is not considered the
purchase of a security on margin.

2. Make short sales of securities or               The restriction will not change, but will
maintain a short position if, when added           become non-fundamental.
together, more than 25% of the value of the
Fund's net assets would be (i) deposited as
collateral for the obligation to replace
securities borrowed to effect short sales
and (ii) allocated to segregated accounts in
connection with short sales. Short sales
"against-the-box" are not subject to this
limitation.

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
3. Issue senior securities, borrow money or        Issue senior securities or borrow money or
pledge its assets, except that the Fund may        pledge its assets, except as permitted by
borrow from banks up to 20% of the value of        the 1940 Act Laws, Interpretations and
its total assets (calculated when the loan         Exemptions. For purposes of this
is made) for temporary, extraordinary or           restriction, the purchase or sale of
emergency purposes or for the clearance of         securities on a when-issued or delayed
transactions. The Fund may pledge up to 20%        delivery basis, reverse repurchase
of the value of its total assets to secure         agreements, dollar rolls, short sales,
such borrowings. For purposes of this              derivative and hedging transactions such as
restriction, the purchase or sale of               interest rate swap transactions, and
securities on a when-issued or delayed             collateral arrangements with respect
delivery basis, forward foreign currency           thereto, and transactions similar to any of
exchange contracts and collateral                  the foregoing and collateral arrangements
arrangements relating thereto, and                 with respect thereto, and obligations of the
collateral arrangements with respect to            Fund to Directors pursuant to deferred
futures contracts and options thereon and          compensation arrangements are not deemed to
with respect to the writing of options and         be a pledge of assets or the issuance of a
obligations of the Fund to Directors               senior security.
pursuant to deferred compensation
arrangements are not deemed to be a pledge
of assets or the issuance of a senior
security.

4. Purchase any security (other than               Purchase the securities of any issuer if, as
obligations of the U.S. Government, its            a result, the Fund would fail to be a
agencies or instrumentalities) if as a             diversified company within the meaning of
result: (i) with respect to 75% of the             the 1940 Act, and the rules and regulations
Fund's total assets, more than 5% of the           promulgated thereunder, as each may be
Fund's total assets (determined at the time        amended from time to time, except to the
of investment) would then be invested in           extent that the Fund may be permitted to do
securities of a single issuer, or (ii) 25%         so by exemptive order, SEC release,
or more of the Fund's total assets                 no-action letter or similar relief or
(determined at the time of the investment)         interpretations (collectively, the "1940 Act
would be invested in a single industry.            Laws, Interpretations and Exemptions").
                                                   -and -
                                                   Purchase any security if as a result 25% or
                                                   more of the Fund's total assets would be
                                                   invested in the securities of issuers having
                                                   their principal business activities in the
                                                   same industry, except for temporary
                                                   defensive purposes, and except that this
                                                   limitation does not apply to securities
                                                   issued or guaranteed by the U.S. government,
                                                   its agencies or instrumentalities.

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
5. Buy or sell real estate or interests in         Buy or sell real estate, except that
real estate, except that the Fund may              investment in securities of issuers that
purchase and sell securities which are             invest in real estate and investments in
secured by real estate, securities of              mortgage-backed securities, mortgage
companies which invest or deal in real             participations or other instruments
estate and publicly traded securities of           supported or secured by interests in real
real estate investment trusts. The Fund may        estate are not subject to this limitation,
not purchase interests in real estate              and except that the Fund may exercise rights
limited partnerships which are not readily         relating to such securities, including the
marketable.                                        right to enforce security interests and to
                                                   hold real estate acquired by reason of such
                                                   enforcement until that real estate can be
                                                   liquidated in an orderly manner.

6. Buy or sell commodities or commodity            Buy or sell physical commodities or
contracts, except that the Fund may purchase       contracts involving physical commodities.
and sell financial futures contracts and           The Fund may purchase and sell
options thereon. (For purposes of this             (i) derivative, hedging and similar
restriction, futures contracts on currencies       instruments such as financial futures
and on securities indices and, with respect        contracts and options thereon, and
to Equity Opportunity Fund, futures                (ii) securities or instruments backed by,
contracts on debt securities, and forward          or the return from which is linked to,
foreign currency exchange contracts are not        physical commodities or currencies, such as
deemed to be commodities or commodity              forward currency exchange contracts, and the
contracts.)                                        Fund may exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.

7. Act as underwriter except to the extent         Act as underwriter except to the extent
that, in connection with the disposition of        that, in connection with the disposition of
portfolio securities, it may be deemed to be       portfolio securities, it may be deemed to be
an underwriter under certain federal               an underwriter under certain federal
securities laws. Neither Fund has adopted a        securities laws.
fundamental investment policy with respect
to investments in restricted securities. See
"Investment Objectives and
Policies--Illiquid Securities."

8. Make investments for the purpose of             The restriction will not change, but will
exercising control or management.                  become non-fundamental.

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
9. Invest in securities of other investment        The restriction will become non-fundamental
companies, except by purchases in the open         and, as described in Proposal No. 5(h), is
market involving only customary brokerage          proposed to be amended by the Board.
commissions and as a result of which the
Fund will not hold more than 3% of the
outstanding voting securities of any one
investment company, will not have invested
more than 5% of its total assets in any one
investment company and will not have
invested more than 10% of its total assets
(determined at the time of investment) in
such securities of one or more investment
companies, or except as part of a merger,
consolidation or other acquisition.

10. Invest in interests in oil, gas or other       The restriction will not change, but will
mineral exploration or development programs,       become non-fundamental.
except that the Fund may invest in the
securities of companies which invest in or
sponsor such programs.

11. Make loans, except through                     The Fund may make loans, including loans of
(i) repurchase agreements and (ii) loans of        assets of the Fund, repurchase agreements,
portfolio securities limited to 30% of the         trade claims, loan participations or similar
Fund's total assets.                               investments, or as permitted by the 1940 Act
                                                   Laws, Interpretations and Exemptions. The
                                                   acquisition of bonds, debentures, other debt
                                                   securities or instruments, or participations
                                                   or other interests therein and investments
                                                   in government obligations, commercial paper,
                                                   certificates of deposit, bankers'
                                                   acceptances or instruments similar to any of
                                                   the foregoing will not be considered the
                                                   making of a loan, and is permitted if
                                                   consistent with the Fund's investment
                                                   objective.

12. Purchase more than 10% of all                  The restriction will not change, but will
outstanding voting securities of any one           become non-fundamental, to the extent not
issuer.                                            included within restriction no. 4.

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

-ACTIVE BALANCED FUND

The Fund may not:

1. Purchase securities on margin (but the          The restriction will not change, but will
Fund may obtain such short-term credits as         become non-fundamental.
may be necessary for the clearance of
transactions); provided that the deposit or
payment by the Fund of initial or
maintenance margin in connection with
futures or options is not considered the
purchase of a security on margin.

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
2. Make short sales of securities. Short           The restriction will become non-fundamental,
sales "against-the-box" are not subject to         and is proposed to be changed, as described
this limitation.                                   in Proposal No. 5(h).

3. Issue senior securities, borrow money or        Issue senior securities or borrow money or
pledge its assets, except that the Fund may        pledge its assets, except as permitted by
borrow from banks or through forward rolls,        the 1940 Act Laws, Interpretations and
dollar rolls or reverse repurchase                 Exemptions. For purposes of this
agreements in an amount up to 30% of the           restriction, the purchase or sale of
value of its total assets (calculated when         securities on a when-issued or delayed
the loan is made) to take advantage of             delivery basis, reverse repurchase
investment opportunities, for temporary,           agreements, dollar rolls, short sales,
extraordinary or emergency purposes or for         derivative and hedging transactions such as
the clearance of transactions. The Fund may        interest rate swap transactions, and
pledge up to 30% of the value of its total         collateral arrangements with respect
assets to secure such borrowings. The              thereto, and transactions similar to any of
purchase or sale of securities on a                the foregoing and collateral arrangements
when-issued or delayed delivery basis,             with respect thereto, and obligations of the
forward foreign currency exchange contracts        Fund to Directors pursuant to deferred
and collateral arrangements relating               compensation arrangements are not deemed to
thereto, and collateral arrangements with          be a pledge of assets or the issuance of a
respect to futures contracts and options           senior security.
thereon and with respect to the writing of
options and obligations of the Fund to
Directors pursuant to deferred compensation
arrangements are not deemed to be a pledge
of assets subject to this restriction.

4. Purchase any security (other than               Purchase the securities of any issuer if, as
obligations of the U.S. Government, its            a result, the Fund would fail to be a
agencies or instrumentalities) if as a             diversified company within the meaning of
result; (i) with respect to 75% of the             the 1940 Act, and the rules and regulations
Fund's total assets, more than 5% of the           promulgated thereunder, as each may be
Fund's total assets (determined at the time        amended from time to time, except to the
of investment) would then be invested in           extent that the Fund may be permitted to do
securities of a single issuer, or (ii) 25%         so by exemptive order, SEC release,
or more of the Fund's total assets                 no-action letter or similar relief or
(determined at the time of investment) would       interpretations (collectively, the "1940 Act
be invested in a single industry.                  Laws, Interpretations and Exemptions").

5. Buy or sell real estate or interests in         Buy or sell real estate, except that
real estate, except that the Fund may              investment in securities of issuers that
purchase and sell securities which are             invest in real estate and investments in
secured by real estate, securities of              mortgage-backed securities, mortgage
companies which invest or deal in real             participations or other instruments
estate and publicly traded securities of           supported or secured by interests in real
real estate investment trusts. The Fund may        estate are not subject to this limitation,
not purchase interests in real estate              and except that the Fund may exercise rights
limited partnerships which are not readily         relating to such securities, including the
marketable.                                        right to enforce security interests and to
                                                   hold real estate acquired by reason of such
                                                   enforcement until that real estate can be
                                                   liquidated in an orderly manner.

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
6. Buy or sell commodities or commodity            Buy or sell physical commodities or
contracts, except that the Fund may purchase       contracts involving physical commodities.
and sell financial futures contracts and           The Fund may purchase and sell
options thereon, and forward foreign               (i) derivative, hedging and similar
currency exchange contracts.                       instruments such as financial futures
                                                   contracts and options thereon, and
                                                   (ii) securities or instruments backed by,
                                                   or the return from which is linked to,
                                                   physical commodities or currencies, such as
                                                   forward currency exchange contracts, and the
                                                   Fund may exercise rights relating to such
                                                   instruments, including the right to enforce
                                                   security interests and to hold physical
                                                   commodities and contracts involving physical
                                                   commodities acquired as a result of the
                                                   Fund's ownership of instruments supported or
                                                   secured thereby until they can be liquidated
                                                   in an orderly manner.

7. Act as underwriter except to the extent         No change.
that, in connection with the disposition of
portfolio securities, it may be deemed to be
an underwriter under certain federal
securities laws.

8. Make investments for the purpose of             The restriction will not change, but will
exercising control or management.                  become non-fundamental.

9. Invest in securities of other investment        The restriction will become non-fundamental
companies, except: (i) purchases in the open       and, as described in Proposal No. 5(h), is
market involving only customary brokerage          expected to be amended by the Board.
commissions and as a result of which the
Fund will not hold more than 3% of the
outstanding voting securities of any one
investment company, will not have invested
more than 5% of its total assets in any one
investment company and will not have
invested more than 10% of its total assets
(determined at the time of investment) in
such securities of one or more investment
companies, (ii) as part of a merger,
consolidation or other acquisition, or
(iii) purchases of affiliated investment
company shares pursuant to and subject to
such limits as the Commission may impose by
rule or order.

CURRENT                                                              PROPOSED
RESTRICTIONS                                                  RESTRICTIONS/POLICIES
------------                                       --------------------------------------------
10. Make loans, except through                     The Fund may make loans, including loans of
(i) repurchase agreements and (ii) loans of        assets of the Fund, repurchase agreements,
portfolio securities limited to 30% of the         trade claims, loan participations or similar
Fund's total assets.                               investments, or as permitted by the 1940 Act
                                                   Laws, Interpretations and Exemptions. The
                                                   acquisition of bonds, debentures, other debt
                                                   securities or instruments, or participations
                                                   or other interests therein and investments
                                                   in government obligations, commercial paper,
                                                   certificates of deposit, bankers'
                                                   acceptances or instruments similar to any of
                                                   the foregoing will not be considered the
                                                   making of a loan, and is permitted if
                                                   consistent with the Fund's investment
                                                   objective.

11. Purchase more than 10% of all                  The restriction will not change, but will
outstanding voting securities of any one           become non-fundamental, to the extent not
issuer.                                            included within restriction no. 4.

       PRUDENTIAL INVESTMENTS
       GATEWAY CENTER THREE
       100 MULBERRY STREET
       NEWARK, NJ 07102-4077





TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.


                           PRUDENTIAL 20/20 FOCUS FUND

                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102

                                      PROXY

                   Special Meeting of Shareholders (Meeting) -
                          January 17, 2001, 10:00 a.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Grace C. Torres and Marguerite E.H. Morrison as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of beneficial interest of the Fund held of record by the undersigned on November 3, 2000 at the Meeting to be held on January 17, 2001 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSALS 2, 3, 4, 5 AND 7 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED DECEMBER 8, 2000 FOR DISCUSSION OF THE PROPOSALS.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                  PRUC01      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
________________________________________________________________________________
PRUDENTIAL 20/20 FOCUS FUND

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF
THE NOMINEES AND EACH OF THE PROPOSALS.

    VOTE ON PROPOSALS
    1.  To elect thirteen Trustees.
        Nominees: 01) Saul K. Fenster, 02) Delayne        FOR  WITHHOLD  FOR ALL
        Dedrick Gold, 03) Robert F. Gunia, 04) Douglas    ALL     ALL     EXCEPT
        H. McCorkindale, 05) W. Scott McDonald, Jr.,
        06) Thomas T. Mooney, 07) Stephen P. Munn, 08)     0       0       0
        David R. Odenath, Jr., 09) Richard A. Redeker,
        10) Judy A. Rice, 11) Robin B. Smith, 12)
        Louis A. Weil III, 13) Clay T. Whitehead

             To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.


             ---------------------------------------------------

                                                          FOR  AGAINST  ABSTAIN
    2.  To approve a new subadvisory agreement between
        Prudential Investments Fund Management LLC
        (PIFM) and Jennison Associates LLC.                0       0       0

    3.  To permit PIFM to enter into or make material
        changes to subadvisory agreements without          0       0       0
        shareholder approval.

    4.  To approve an amendment to the Management
        Agreement to permit PIFM to allocate assets        0       0       0
        among affiliated and unaffiliated subadvisers.

    5. To approve certain changes to the Fund's fundamental investment restrictions or policies relating to the following:

        (a) NOT APPLICABLE

        (b) issuing senior securities, borrowing money
            or pledging assets                            0       0       0

        (c) buying and selling real estate                0       0       0

        (d) buying and selling commodities and
            commodity contracts                           0       0       0

        (e) fund concentration                            0       0       0

        (f) NOT APPLICABLE

        (g) making loans                                  0       0       0

        (h) other investment restrictions                 0       0       0

    7.  To ratify the selection of
        PricewaterhouseCoopers LLP as independent         0       0       0
        accountants for the Fund's current fiscal year.


    NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

    Please be sure to sign and date this Proxy.

----------------------------------  -------


----------------------------------  -------
Signature [PLEASE SIGN WITHIN BOX]  Date


----------------------------------  --------


----------------------------------  --------
Signature (Joint Owners)            Date

________________________________________________________________________________

       PRUDENTIAL INVESTMENTS
       GATEWAY CENTER THREE
       100 MULBERRY STREET
       NEWARK, NJ 07102-4077





TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.


                          PRUDENTIAL INDEX SERIES FUND
                          PRUDENTIAL STOCK INDEX FUND

                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102

                                      PROXY

                   Special Meeting of Shareholders (Meeting) -
                          January 17, 2001, 10:00 a.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Grace C. Torres and Marguerite E.H. Morrison as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of beneficial interest of the Fund held of record by the undersigned on November 3, 2000 at the Meeting to be held on January 17, 2001 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSALS 3, 4, 5 AND 7 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED DECEMBER 8, 2000 FOR DISCUSSION OF THE PROPOSALS.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                  PRUC02      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
________________________________________________________________________________
PRUDENTIAL INDEX SERIES FUND - PRUDENTIAL STOCK INDEX FUND

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF
THE NOMINEES AND EACH OF THE PROPOSALS.

    VOTE ON PROPOSALS
    1.  To elect thirteen Trustees.
        Nominees: 01) Saul K. Fenster, 02) Delayne        FOR  WITHHOLD  FOR ALL
        Dedrick Gold, 03) Robert F. Gunia, 04) Douglas    ALL     ALL     EXCEPT
        H. McCorkindale, 05) W. Scott McDonald, Jr.,
        06) Thomas T. Mooney, 07) Stephen P. Munn, 08)     0       0       0
        David R. Odenath, Jr., 09) Richard A. Redeker,
        10) Judy A. Rice, 11) Robin B. Smith, 12)
        Louis A. Weil III, 13) Clay T. Whitehead

             To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.


             ---------------------------------------------------

                                                          FOR  AGAINST  ABSTAIN
    3.  To permit Prudential Investments Fund
        Management LLC (PIFM) to enter into or make
        material changes to subadvisory agreements
        without shareholder approval.                     0       0       0

    4.  To approve an amendment to the Management
        Agreement to permit PIFM to allocate assets       0       0       0
        among affiliated and unaffiliated subadvisers.

    5. To approve certain changes to the Fund's fundamental investment restrictions or policies relating to the following:

        (a) fund diversification                          0       0       0

        (b) issuing senior securities, borrowing money
            or pledging assets                            0       0       0

        (c) buying and selling real estate                0       0       0

        (d) buying and selling commodities and
            commodity contracts                           0       0       0

        (e) fund concentration                            0       0       0

        (f) engaging in underwriting                      0       0       0

        (g) making loans                                  0       0       0

        (h) other investment restrictions                 0       0       0

    7.  To ratify the selection of
        PricewaterhouseCoopers LLP as independent         0       0       0
        accountants for the Fund's current fiscal year.


    NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

    Please be sure to sign and date this Proxy.

----------------------------------  -------


----------------------------------  -------
Signature [PLEASE SIGN WITHIN BOX]  Date


----------------------------------  --------


----------------------------------  --------
Signature (Joint Owners)            Date

________________________________________________________________________________

       PRUDENTIAL INVESTMENTS
       GATEWAY CENTER THREE
       100 MULBERRY STREET
       NEWARK, NJ 07102-4077





TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.


                         PRUDENTIAL TAX MANAGED FUNDS -
                       PRUDENTIAL TAX-MANAGED EQUITY FUND

                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102

                                      PROXY

                   Special Meeting of Shareholders (Meeting) -
                          January 17, 2001, 10:00 a.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Grace C. Torres and Marguerite E.H. Morrison as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of beneficial interest of the Fund held of record by the undersigned on November 3, 2000 at the Meeting to be held on January 17, 2001 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSALS 3, 4, 5 AND 7 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED DECEMBER 8, 2000 FOR DISCUSSION OF THE PROPOSALS.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                  PRUC09      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
________________________________________________________________________________
PRUDENTIAL TAX MANAGED FUNDS-PRUDENTIAL TAX-MANAGED EQUITY FUND


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF
THE NOMINEES AND EACH OF THE PROPOSALS.

    VOTE ON PROPOSALS
    1.  To elect thirteen Trustees.
        Nominees: 01) Saul K. Fenster, 02) Delayne        FOR  WITHHOLD  FOR ALL
        Dedrick Gold, 03) Robert F. Gunia, 04) Douglas    ALL     ALL     EXCEPT
        H. McCorkindale, 05) W. Scott McDonald, Jr.,
        06) Thomas T. Mooney, 07) Stephen P. Munn, 08)     0       0       0
        David R. Odenath, Jr., 09) Richard A. Redeker,
        10) Judy A. Rice, 11) Robin B. Smith, 12)
        Louis A. Weil III, 13) Clay T. Whitehead

             To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.


             ---------------------------------------------------

                                                          FOR  AGAINST  ABSTAIN
    3.  To permit Prudential Investments Fund
        Management LLC (PIFM) to enter into or make
        material changes to subadvisory agreements
        without shareholder approval.                     0       0       0

    4.  To approve an amendment to the Management
        Agreement to permit PIFM to allocate assets       0       0       0
        among affiliated and unaffiliated subadvisers.

    5. To approve certain changes to the Fund's fundamental investment restrictions or policies relating to the following:

        (a) fund diversification                          0       0       0

        (b) issuing senior securities, borrowing money
            or pledging assets                            0       0       0

        (c) buying and selling real estate                0       0       0

        (d) buying and selling commodities and
            commodity contracts                           0       0       0

        (e) fund concentration                            0       0       0

        (f) NOT APPLICABLE

        (g) making loans                                  0       0       0

        (h) other investment restrictions                 0       0       0

    7.  To ratify the selection of
        PricewaterhouseCoopers LLP as independent         0       0       0
        accountants for the Fund's current fiscal year.


    NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

    Please be sure to sign and date this Proxy.

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Signature [PLEASE SIGN WITHIN BOX]  Date


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Signature (Joint Owners)            Date

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